As filed with the Securities and Exchange Commission on April 30, 2009

1933 Act Registration No. 033-05609

1940 Act Registration No. 811-03996

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933  ☒

POST-EFFECTIVE AMENDMENT NO. 34   ☒

AND/OR

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 36  ☒

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

(Exact Name of Registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

320 Park Avenue New York, New York 10022-6839

(Address of Depositor’s Principal Executive Office Including Zip Code)

Depositor’s Telephone Number, Including Area Code: (212) 224-1600

Thomas L. Martin, Executive Vice President and Deputy General Counsel

Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate space)

☐         immediately upon filing pursuant to paragraph (b) of Rule 485 on (date) pursuant to paragraph (b) of Rule 485

☒        on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐         60 days after filing pursuant to paragraph (a) of Rule 485

☐         on (date) pursuant to paragraph (a) of Rule 485

CROSS-REFERENCE SHEET

(File No. 33-5609, Section 457 Contracts)

	Form N-4 Item	Prospectus Caption
PART A

1.	Cover Page	Cover Page

2.	Definitions	Definitions We Use in this Prospectus

3.	Synopsis	Table of Annual Expenses

4.	Condensed Financial Information	Appendix A: Unit Value Information for the Separate Account Funds; Performance Information for the Separate Account Funds

5.	General Description of Registrant, Depositor, and Portfolio Companies	About Mutual of America and the Separate Account; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Administrative Matters

6.	Deductions	Table of Annual Expenses; Charges You Will Pay

7.	General Description of Variable Annuity Contracts	Purchase of a Contract and Deferred Compensation Amounts; Your Account Balance in the Separate Account Funds; Our General Account; Where to Contact Us and Give Us Instructions

8.	Annuity Period	Account Balance Applied for Annuity Payments

9.	Death Benefit	Our Payment of Account Balance to You or a Beneficiary—Death Benefit during the Accumulation Period

10.	Purchases and Contract Value	Purchase of a Contract and Deferred Compensation Amounts; Your Account Balance in the Separate Account Funds; Our General Account

11.	Redemptions	Your Account Balance in the Separate Account Funds; Our Payment of Account Balance to You or a Beneficiary; Where to Contact Us and Give Us Instructions

12.	Taxes	Federal Tax Information

13.	Legal Proceedings	N/A (see Statement of Additional Information)

14.	Table of Contents of the Statement of Additional Information	Our Statement of Additional Information

Statement of Additional Information Caption
PART B

15.	Cover Page	Cover Page

16.	Table of Contents	Table of Contents

17.	General Information and History	N/A

18.	Services	N/A

19.	Purchases of Securities Being Offered	Distribution of the Contracts

20.	Underwriters	Distribution of the Contracts

21.	Calculation of Performance Data	Yield and Performance Information

22.	Annuity Payments	N/A

23.	Financial Statements	Financial Statements

PROSPECTUS OF

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

SECTION 457 CONTRACT  457
  MAY 1, 2009

This should be read together with the Prospectuses of:

Mutual of America Investment Corporation

Equity Index Fund
All America Fund
Small Cap Value Fund
Small Cap Growth Fund
Mid Cap Value Fund
Mid-Cap Equity Index Fund
Composite Fund
International Fund
Money Market Fund
Mid-Term Bond Fund
Bond Fund

Retirement Funds:
Retirement Income Fund
2010 Retirement Fund
2015 Retirement Fund
2020 Retirement Fund
2025 Retirement Fund
2030 Retirement Fund
2035 Retirement Fund
2040 Retirement Fund
2045 Retirement Fund

Allocation Funds:
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Fidelity Investments® Variable

Insurance Products Funds:
Equity-Income Portfolio
Asset ManagerSM Portfolio
Contrafund® Portfolio
Mid Cap Portfolio

Vanguard Variable Insurance Fund:
Diversified Value Portfolio
International Portfolio

DWS Variable Series I:
Bond VIP
Capital Growth VIP
International VIP

Oppenheimer Main Street Fund®/VA

American Century VP Capital Appreciation Fund

Calvert Variable Series, Inc.
Social Balanced Portfolio

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

Our privacy policy is on the inside back cover page of this booklet.

PROSPECTUS

457 Contracts—

Variable Accumulation Annuity Contracts

For Section 457 Plans

Issued By

Mutual of America Life Insurance Company

320 Park Avenue, New York, New York 10022-6839
Through its

Separate Account No. 2

The Contracts—We offer group variable accumulation annuity contracts ("Contracts") to fund deferred compensation plans that meet the requirements of Section 457(b) of the Internal Revenue Code ("Plans").

A Participant or you means an employee who is participating in an employer's Plan. Your Deferred Compensation Amounts are:

•  amounts the Contractholder (or your employer) contributes on your behalf from salary that you have elected to defer, within the limits of Section 457 and the Plan, and

•  if a Plan permits, amounts your employer contributes on your behalf that are in addition to the salary you have deferred.

A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Value for retirement benefits at a future date, in the manner your Plan permits.

"Employer" generally refers to the employer with which we have a Contract related to the Plan in which you are participating.

Investment Alternatives for Your Account Value—You may allocate your Account Value to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account. You may transfer all or any part of your Account Value among the available Investment Alternatives at any time, without charge. The Separate Account Funds currently invest in these funds or portfolios of mutual funds ("Underlying Funds"), which will have varying investment returns and performance:

•  Mutual of America Investment Corporation ("Investment Company"): Equity Index, All America, Mid-Cap Equity Index, Small Cap Value, Small Cap Growth, Mid Cap Value, Composite, International, Bond, Mid-Term Bond, Money Market, Aggressive Allocation, Moderate Allocation, Conservative Allocation (together, these three Funds may be referred to as the "Allocation Funds"), Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, and 2045 Retirement Funds (together, these nine Funds may be referred to as the "Retirement Funds");

•  DWS Variable Series I: Capital Growth VIP, Bond VIP and International VIP;

•  Fidelity Investments® Variable Insurance Products ("Fidelity VIP") Funds: Equity-Income, Contrafund®, Mid Cap, and Asset Manager(SM) Portfolios;

•  Calvert Variable Series, Inc.: Social Balanced Portfolio;

•  American Century Variable Portfolios, Inc.: American Century VP Capital Appreciation Fund;

•  OppenheimerFunds: Oppenheimer Main Street Fund®/VA; and

•  Vanguard Variable Insurance Fund: Diversified Value Portfolio and International Portfolio.

We do not guarantee the investment performance of any Separate Account Fund. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Value in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under "Our General Account".

Statement of Additional Information—You may obtain at no charge a Statement of Additional Information (SAI), dated the same date as this Prospectus, with additional information, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We have filed the SAI with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

Prospectuses—You should read this Prospectus carefully before purchasing a Contract or elect to become a Participant, and you should keep it for future reference. This Prospectus is not valid unless the prospectuses of the Underlying Funds, which you also should read, are distributed with it. We distribute the prospectuses for the Underlying Funds with this Prospectus, and you should read them for complete information on the Underlying Funds. If you cannot locate the prospectuses of the Underlying Funds, which are bound together in one book, please write to us at the address at the top of this page or call 1-800-468-3785 to request one.

•  Capitalized terms not otherwise defined in the text are described in the section captioned "Definitions We Use in this Prospectus", and throughout the Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dated: May 1, 2009

This Prospectus does not offer the Contracts in any jurisdiction where we may not lawfully offer them for sale. We have not authorized any person to give any information or make any representations about the Contracts or this offering other than as in this Prospectus. If you receive unauthorized information or representations, you must not rely on them in making your purchase decision.

TABLES OF ANNUAL EXPENSES

The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Value. State premium taxes may also be deducted, but we do not currently deduct them. State premium taxes vary and are generally between 0.5%-3.5%

I.  Transaction Expenses. The first table describes fees and expenses you will pay when you buy a Contract or become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Value among Investment Alternatives. We do not impose sales charges at the time of purchase, deferred sales charges at the time of surrender, or charges for exchanges between Investment Alternatives.

	Current	Maximum
Participant Transaction Expenses
Sales Load on Purchases	0%	0%
Deferred Sales Load	0%	0%
Surrender Fees	0%	0%
Exchange Fees	0%	0%
Loan Fees

II.  Annual Separate Account Expenses. The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

	Current Reduced		Current Standard Fees(1)(3)		Maximum
Annual Contract Fee	$24	(1)	$24	(1)	$24
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	.15%		.15%		up to 2.15%
Administrative Charges	.40	%(2)	.20	%(3)(2)	up to 2.15%
Distribution Expense Charge	.35%		.15	%(3)(2)	up to 2.15%
Total Separate Account Annual Expenses	.90	%(3)	.50	%(3)(2)	2.15	%(3)

(1)  You pay a monthly amount of $2.00, or 1/12 of 1.00% of your Account Value for the month if that amount would be less than $2.00. An employer may elect to pay your monthly charges, in which case we do not deduct the monthly Participant charge. We currently waive the $2.00 monthly charge for any month that your Plan has 500 or more Participants with Account Values or at least $5 million in Plan assets, and your employer uses our Hotline Plus system. We also waive the $2.00 monthly participant charge, referred to on an annual basis as the Annual Contract Fee, on a monthly basis for every participant who elects to use eDocuments (the "Waived Annual Contract Fee"). If a participant elects to use eDocuments and later revokes that election, the waiver of the $2.00 monthly fee will be automatically revoked and the Annual Contract Fee will then be restored for future months.

(2)  The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century VP Capital Appreciation Fund is .15% and for the Fidelity VIP Funds is .30%. For plans eligible for the Reduced Fee described in Note (3) below, the administrative charge is 0% for the American Century VP Capital Appreciation Fund and the distribution expense charge is .10% (for Total Separate Account Annual Expenses of 0.25% for that Fund) and the administrative charge is .10% for the Fidelity VIP Funds (for Total Separate Account Expenses of 0.40% for those Funds).

(3)  Separate Account Annual Expenses may be increased in the aggregate up to a total of 2.15%. We presently have no plans to increase the .90% current standard Separate Account Annual Expense or the .50% Reduced Fee Separate Account Annual Expense. We would notify Participants in advance of any fee change. The Total Separate Account Annual Expenses are reduced to 0.50% (0.25% for the American Century VP Capital Appreciation Fund and 0.40% for the Fidelity VIP Funds) ("Reduced Fee") for participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter) and where the employer is using Hotline Plus. After a plan has been determined to be eligible for the Reduced Fee, it must maintain assets of at least $1.8 million in the Separate Account and continue to use Hotline Plus as of the last day of a calendar quarter in order to remain eligible for the Reduced Fee in the next succeeding quarter. Loss of eligibility for failure to maintain at least $1.8 million in assets in the Separate Account will occur irrespective of the cause of such failure, which can, for example, be the result of a large withdrawal from the plan or the result of poor investment performance of the Underlying Funds in which the Funds of the Separate Account invest.

III.  Underlying Fund Expenses. This table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) These are based on the actual charges incurred by the Underlying Funds during 2008 before any expense reimbursements. You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)	.25%	1.01%

Example

The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts if we were to raise our current fees and expenses to the maximum amounts. These costs include Participant transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year.

We do not impose a surrender charge when you make a withdrawal of Account Value. As a result, the expenses would be the same whether or not you surrender the Account Value, or apply the Account Value for the purchase of an annuity (annuitize), at the end of the applicable time period.

Example Based on Maximum Costs. This Example assumes the maximum fees and expenses of the Underlying Funds during 2008, the maximum Annual Contract Fee and the maximum Separate Account Annual Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maximum(1)	$321	$1,011	$1,772	$4,034

(1)  Assumed Annual Contract Fee of $11.74 per $10,000 of Separate Account value and an average account value of $20,444.

Accumulation Unit Values for the Separate Account Funds

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, please see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent annual financial statements by calling us at 1-800-468-3785.

SUMMARY OF INFORMATION IN THIS PROSPECTUS

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations.

Contract Offered

We offer group annuity accumulation contracts for use with eligible deferred compensation plans that employers have established pursuant to Section 457 of the Code. We issue a Contract to a Contractholder, which owns the Contract. In the past tax exempt organizations and trustees of plans adopted by those organizations qualified as Contractholders and we issued Contracts to such organizations and trustees. Currently, only States and state governmental entities ("Governmental units"), and trustees of Plans adopted by Governmental units qualify to be Contractholders.

Amounts that you and other Participants accumulate under a Contract, as well as other assets of the Plan, belong to the Contractholder. Plans of Governmental units must provide that all assets will be held for the exclusive benefit of Participants in a trust or in a custodial account or group annuity contract that are treated as trusts under Section 457 of the Code. This requirement does not apply to a Plan maintained by an organization exempt from taxation under the Code that is not a Governmental unit, which Plans must provide that assets of the Plan are subject to claims of the employer's general creditors.

You may obtain Federal income tax benefits provided under Section 457 of the Code for your Deferred Compensation Amounts. Section 457 permits you to defer the recognition of income if certain requirements are met. Refer to "Federal Tax Information."

Deferred Compensation Amounts

You may defer compensation in whatever amounts and at whatever frequency you desire, subject to limitations under the Code and your Plan. If your Plan permits, your employer also may send us Deferred Compensation Amounts for you that are in addition to the salary you have deferred. A Plan, the Code or State or local law may require a Contractholder to send the Amounts within a certain time period. The minimum remittance that a Contractholder may send to us is $10. Refer to "Purchase of a Contract and Deferred Compensation Amounts".

A Plan may provide that you must pay certain Plan expenses, such as accounting, legal or consulting fees or expenses of a Deferred Compensation committee or administrative board. The Contractholders may deduct those expenses before sending Deferred Compensation Amounts to us.

Investment Alternatives for Your Account Value

You may allocate your Account Value among the Investment Alternatives (unless your Plan restricts use of any Investment Alternative). You may change your allocation instructions at any time for future Deferred Compensation Amounts, and you may transfer all or part of your Account Value among the available Investment Alternatives at any time. See, "How to Make Allocation Changes, Transfers & Withdrawals".

The General Account. We pay interest on the portion of your Account Value you allocate to our General Account, at an effective annual yield equal to or greater than the minimum rate, if any set forth in your Contract. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account, which is sometimes referred to as the "Interest Accumulation Account". This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. You may refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Deferred Compensation Amounts or transfer your Account Value to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option," because you have the investment risk that your Account Value in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

Underlying Funds

The Separate Account Funds currently invest in thirty-five Underlying Funds which have different investment objectives, investment policies and risks. You should refer to "Underlying Funds in which Our Separate Account Invests" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are distributed with this Prospectus.

Charges under the Contracts

We deduct several charges from the net assets of each Separate Account Fund. Refer to "Charges You Will Pay." The standard charges include:

•  an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.15% and the annual rate for the Funds that invest in the Fidelity VIP Funds is 0.30%);

•  a charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts; and

•  a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

The Total Separate Account Annual Expenses are reduced to 0.50% (0.25% for assets in the American Century VP Capital Appreciation Fund and 0.40% for assets in the Fidelity VIP Funds)("Reduced Fee") for participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter) where the employer is using Hotline Plus. After a plan has been determined to be eligible for the Reduced Fee, it must maintain assets of at least $1.8 million in the Separate Account and continue to use Hotline Plus as of the last day of the calendar quarter in order to remain eligible for the Reduced Fee in the next succeeding quarter. For those participants in plans that are eligible for the Reduced Fee, the charges include:

•  An administrative expense charge at an annual rate of 0.20% (except that the annual rate for the American Century VP Capital Appreciation Fund is 0%, with a Total Separate Account Expense for that Fund of 0.25%, and the annual rate for the Fidelity VIP Funds is 0.10% with a Total Separate Account Expense for those Funds of 0.40%);

•  a charge at an annual rate of 0.15% (0.10% for the American Century VP Capital Appreciation Fund) for expenses related to the distribution of the Contracts; and

•  a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

We also deduct from your Account Value an Annual Contract Fee on a monthly basis. The monthly charge is $2.00 if you have an Account Value of $2,400 or more during the month, or 1/12 of 1% of the Account Value (which will be less than $2.00) if your Account Value is less than $2,400 in any month. We waive the $2.00 monthly charge for any month that your Plan has 500 or more Participants with Account Values or at least $5 million in Plan assets as of the last day of the month and your employer uses our Hotline Plus system. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total. We also waive the Annual Contract Fee on a monthly basis for Participants who elect to use eDocuments. Refer to "Charges You Will Pay—Administrative Charges."

Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

Transfers and Withdrawals of Account Value

During the Accumulation Period, you may transfer all or a portion of your Account Value among the Investment Alternatives. Refer to "Our Payment of Account Value to You or a Beneficiary—Your Right to Transfer Among Investment Alternatives". We do not currently assess a charge for transfers of Account Value, although we reserve the right to do so for future transfers.

Unless your Plan has different provisions, you may withdraw all or any portion of your Account Value when

•  your employment with the Contractholder (or sponsoring employer) ends and you are no longer participating under the Plan

•  you reach age 70 1/2, or

•  you suffer an unforeseen emergency, as defined in the Code or its regulations.

If you make partial withdrawals, you may tell us a fixed amount to withdraw each month or a fixed time period in which we are to pay you your Account Value, and special rules may apply for the amount and timing of subsequent withdrawals. Refer to "Our Payment of Account Value to You or a Beneficiary—Your Right to Make Withdrawals."

You usually will have income upon any withdrawal of your Account Value, taxable at ordinary income tax rates on the amount withdrawn. In addition, we may be required to withhold Federal income taxes or other Federal or State taxes from the amount you withdraw.

If you reach age 70 1/2 or in certain other circumstances, the Code imposes minimum distribution requirements for Plans and the Contracts. If you are age 70 1/2 and still employed with the employer, you may postpone the minimum distribution requirements until after you terminate that employment. If you are subject to minimum distribution requirements, you may be required to make certain withdrawals from your Account Value, or you may choose to begin receiving Annuity Payments (if your Plan permits) to meet the requirements. Depending on your specific circumstances, a temporary waiver of the minimum distribution rules may apply for 2009. Refer to "Our Payment of Account Value to You or a Beneficiary—When You Must Take Minimum Distributions".

We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer Funds to your Bank account where available.

How to Make Allocation Changes, Transfers and Withdrawals

In Writing. You must give instructions on our forms to change your allocations among Investment Alternatives for future Deferred Compensation Amounts, to transfer your Account Value among Investment Alternatives or to make any withdrawals of Account Value. Refer to "Where To Contact Us and Give Us Instructions".

By Telephone or Internet. Using the Personal Identification Number (PIN) we have assigned, you may call us at our toll-free number, 1-800-468-3785, or visit our web site at www.mutualofamerica.com to change allocation instructions for future Deferred Compensation Amounts and to transfer your Account Value among Investment Alternatives, except that you may not use our toll-free number or web site to place orders for the transfer of your Account Value into the Investment Company International Fund, the DWS International VIP or the Vanguard Variable Insurance Fund International Portfolio ("Vanguard International Fund") (together, these funds may be referred to as the "International Funds). Transfers into any of the International Funds can be made only in writing and by U.S. Postal Service (U.S.P.S.) regular mail to our Boca Raton Financial Transaction Processing Center. You may not make withdrawals by telephone or Internet. Refer to "Where To Contact Us and Give Us Instructions".

Our Home Office, Processing Center and Regional Offices. Our home office address is 320 Park Avenue, New York, New York 10022-6839. The address for our Financial Transaction Processing Center, where you should send requests for allocation changes or transfers among Investment Alternatives and written requests for transfer into any of the International Funds by U.S.P.S. regular mail, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may obtain the address for the Regional Office that provides other services for your Contract by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Confirmation Statements. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation instruction changes (except that confirmations are not sent for allocation instruction changes made through our website) and for your Deferred Compensation Amounts, transfers of Account Value and withdrawals of Account Value. You must promptly notify us of any error in a confirmation statement (which may be a quarterly statement) or you will give up your right to have us correct the error. Refer to "Administrative Matters—Confirmation Statements to Participants."

Death Benefits during the Accumulation Period

If you die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary.

The death benefit amount will be your Account Value as of the date we receive proof of death and the election by the Beneficiary(ies) instructing us how we should pay the death benefit along with all other information and documentation necessary for us to process the request. The Beneficiary will select the form of death benefit, which may be a lump sum, a form of annuity or fixed payments. Refer to "Our Payment of Account Value to You or a Beneficiary—Death Benefit during the Accumulation Period" and "Federal Tax Information".

Forms of Retirement Benefits or Withdrawals

Your Plan sets forth the forms in which you may make withdrawals or obtain retirement benefits. Depending on your Plan, you may take your Account Value in a single sum payment, in installment payments or otherwise over a period of time. Some Plans allow you to apply your Account Value for Annuity Payments from us, with the amount of the monthly payments fixed at the same amount every month and based on the form of annuity you select and your Account Value at the Annuity Commencement Date. Refer to "Our Payment of Account Value to You or a Beneficiary" and "Account Value Applied for Annuity Payments."

Cancellation Right

You may surrender for cancellation a 457 Plan Certificate within ten days after you have received it (or within a longer period if your State requires it). We will refund to your employer (or the Contractholder, if different) all Deferred Compensation Amounts you allocated to the General Account, plus the value on the surrender date of your Account Value allocated to the Separate Account, unless your state requires that all Deferred Compensation Amounts to the Separate Account be refunded.

ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT

We are obligated to pay all amounts required on the part of the insurer under the Contracts. We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations, as well as not-for-profit organizations.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2008, we had total assets, on a consolidated basis, of approximately $11 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

We have no support agreements with, or guarantees from, third parties for the payment of benefits under our Contracts. We are responsible for the payment of all such benefits.

Our Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See "Underlying Funds Invested in which Our Separate Account Invests" below.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Values and attributable to any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State.

Other Variable Annuity Contracts We Issue

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Value allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public. Mutual of America Investment Corporation sells its shares only to separate accounts of Mutual of America Life Insurance Company and to American Separate Accounts No. 2 and No. 3.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are distributed with this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements.  Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Equity Index Fund of the Investment Company

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500® Composite Stock Price Index (S&P 500® Index*). The Fund invests primarily in common stocks that are included in the S&P 500® Index.

All America Fund of the Investment Company

The All America Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the "Indexed Assets") to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund invests the remaining approximately 40% of its assets (the "Active Assets") to seek a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

*  "Standard & Poor's®", "S&P®", "S&P 500®" and "S&P MidCap 400®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Mid-Cap Equity Index Fund of the Investment Company

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400® Index.* The Fund invests primarily in common stocks that are included in the S&P MidCap 400® Index.

Small Cap Growth Fund of the Investment Company

The Small Cap Growth Fund seeks capital appreciation. The Fund seeks to meet its objective by investing in growth stocks issued by companies with small-sized market capitalizations believed to possess above-average growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap growth stocks.

Small Cap Value Fund of the Investment Company

The Small Cap Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in value stocks issued by companies with small-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap value stocks.

Mid Cap Value Fund of the Investment Company

The Mid Cap Value Fund seeks capital appreciation and, to a lesser extent, current income. The Fund seeks to achieve its objective by investing in value stocks issued by companies with mid-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in mid cap value stocks.

Composite Fund of the Investment Company

The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

International Fund of the Investment Company

The International Fund seeks capital appreciation, by investing directly and/or indirectly in stocks of companies located outside of the United States that reflect or are contained in the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (MSCI EAFE Index**). At least 85% of the International Fund's total assets are invested in equity securities (including exchange-traded fund securities) under normal market conditions and at least 80% of the Fund's total assets are invested, directly or indirectly, in stocks of foreign companies represented in the MSCI EAFE Index through purchases of such stocks, iShares, Vanguard exchange traded funds**, or equivalent securities designed to track or reflect the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

Bond Fund of the Investment Company

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund seeks to achieve its objective by investing primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

**  MSCI EAFE Index is a servicemark of MSCI. MSCI does not sponsor, issue, sell or promote iShares Funds or other ETFs which are based on the MSCI EAFE Index and MSCI makes no representations regarding the advisability of investing in shares of such Funds. Vanguard ETF Shares are an exchange traded class of shares issued by certain Vanguard mutual funds. The Vanguard Group, Inc. is the investment adviser and does not make any representation regarding the advisability of investing in the International Fund.

Mid-Term Bond Fund of the Investment Company

The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities will be between three and seven years. The Fund seeks to achieve its objective by investing primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Money Market Fund of the Investment Company

The Money Market Fund seeks the realization of current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Separate Account, the Investment Company, its Adviser and distributor are taken into account. It is possible to lose money invested in this fund.

Retirement Income Fund of the Investment Company

The Retirement Income Fund seeks current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Fund invests in other funds of the Investment Company ("IC Funds") in proportions that are balanced to meet the goal of the Fund, which is to produce current income and preserve the value of the investments of retired individuals. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the target allocation.

2010 Retirement Fund of the Investment Company

The 2010 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2015 Retirement Fund of the Investment Company

The 2015 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2020 Retirement Fund of the Investment Company

The 2020 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2025 Retirement Fund of the Investment Company

The 2025 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2030 Retirement Fund of the Investment Company

The 2030 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2035 Retirement Fund of the Investment Company

The 2035 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2040 Retirement Fund of the Investment Company

The 2040 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2045 Retirement Fund of the Investment Company

The 2045 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

Conservative Allocation Fund of the Investment Company

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of total assets in fixed income Funds, with 30% in the Bond Fund, 45% in the Mid-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

Moderate Allocation Fund of the Investment Company

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Aggressive Allocation Fund of the Investment Company

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% in the Small Cap Value Fund and 5% in the Small Cap Growth Fund, and 25% of net assets in the Bond Fund.

DWS Capital Growth VIP

The DWS Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to those in the S&P 500 Index. The Portfolio manager chooses stocks of individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

DWS Bond VIP

The DWS Bond VIP seeks to provide a high level of income consistent with a high quality portfolio of debt securities, by following a program that emphasizes high-grade bonds. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the Portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 25% of its assets in foreign debt securities. Up to 20% of the Portfolio can be invested in below investment grade securities of U.S. and foreign issuers, including investments in bonds of issuers located in countries with new or emerging securities markets.

DWS International VIP

The DWS International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the Portfolio management team believes have favorable characteristics. The Portfolio will invest in companies in at least three different countries, excluding the United States.

Fidelity VIP Equity-Income Portfolio

The Fidelity VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500®. The Portfolio normally invests at least 80% of its assets in equity securities and normally invests assets primarily in income-producing equity securities. The Portfolio may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Contrafund® Portfolio

The Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation. The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Portfolio may invest in securities of domestic and foreign issuers. The Portfolio may invest in either 'growth' stocks or 'value' stocks or both.

Fidelity VIP Asset Manager(SM) Portfolio

The Fidelity VIP Asset Manager(SM) Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Portfolio's Adviser allocates the Portfolio's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Mid Cap Portfolio

The Fidelity VIP Mid Cap Portfolio seeks long-term growth of capital. The principal investment strategies include: normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor's MidCap 400® Index (S&P MidCap 400®), potentially investing in companies with smaller or larger market capitalizations, investing in domestic and foreign issuers, investing in either "growth" stocks or "value" stocks or both, using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Calvert Variable Series, Inc. Social Balanced Portfolio

The Calvert Variable Series, Inc. Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments.

American Century VP Capital Appreciation Fund

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized and smaller firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities, options and investment grade debt obligations.

Vanguard Variable Insurance Fund Diversified Value Portfolio®

The Vanguard Variable Insurance Fund Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The primary investment strategies include: investing mainly in common stocks of large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisor, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields. Vanguard is a registered trademark of The Vanguard Group.

Vanguard Variable Insurance Fund International Portfolio®

The Vanguard Variable Insurance Fund International Portfolio seeks to provide long-term capital appreciation. The primary investment strategies of the Portfolio include: investing in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies with above-average growth potential. Vanguard is a registered trademark of The Vanguard Group.

Oppenheimer Main Street Fund®/VA

The Oppenheimer Main Street Fund® V/A seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund currently mainly invests in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation:  The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America.

DWS Variable Series I: The DWS Capital Growth VIP, Bond VIP and International VIP receive investment advice from Deutsche Investment Management Americas Inc.

Fidelity VIP Funds: The VIP Equity-Income, Mid Cap, Contrafund® and Asset Manager(SM) Portfolios receive investment advice from Fidelity Management & Research Company.

Calvert Variable Series, Inc. Social Balanced Portfolio: The Portfolio receives investment advice from Calvert Asset Management Company, Inc. ("Calvert"), which has entered into a subadvisory agreement with New Amsterdam Partners LLC for the equity portion of the Portfolio. Calvert handles the allocation of assets and Portfolio Managers for the Portfolio, and manages the fixed income portion of the Portfolio.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

Vanguard VIF Portfolios: The Diversified Value Portfolio receives advisory services from Barrow, Hanley, Mewhinney & Strauss, Inc. The International Portfolio receives advisory services from Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd. and M&G Investment Management Limited.

Oppenheimer Main Street Fund®/VA: The Fund receives investment advice from OppenheimerFunds, Inc.

CHARGES YOU WILL PAY

Administrative Charges

We perform all administrative functions in connection with the Contracts, including receiving and allocating Deferred Compensation Amounts, making payments or Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We may increase or decrease the daily and monthly administrative charges described below during the life of the Contract, subject to any limitations in the Contract or Plan or under state insurance law. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

Separate Account Charge. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses.

•  For each Fund, the charge is at an annual rate of 0.40% (0.20% if the Reduced Fee is applicable), except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses from other sources.

•  For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15% (0% if the Reduced Fee is applicable), because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.25% for administrative expenses.

•  For the Funds that invest in the Fidelity VIP Fund, the annual rate currently is 0.30% (0.10% if the Reduced Fee is applicable), because the transfer agent and distributor for the Fidelity VIP Funds reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

Participant Charge. We make an additional deduction from your Account Value for administrative expenses each month, referred to as the Annual Contract Fee, unless the employer has elected to pay this charge on behalf of its Participants. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1.00% if your Account Value at the end of the month is less than $2,400. We waive the $2.00 charge for any month when your Plan has at least $5 million in Plan assets or more than 500 Participants with Account Values, as of the last day of the month, and your employer uses Hotline Plus. Certain approved national affiliated plans are aggregated for purposes of the $5 million total. We also waive the $2.00 charge for each Participant for every month that they use eDocuments for communications.

We deduct the monthly charge from your Account Value allocated to the General Account, if any. If you do not have any Account Value in the General Account, we will deduct the charge from your Account Value allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (See the Statement of Additional Information for the order of the Funds.)

Distribution Expense Charge

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

We deduct, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge at an annual rate of 0.35% (0.15% if the Reduced Fee is applicable) to cover anticipated distribution expenses. For assets invested in the American Century VP Capital Appreciation Fund the distribution expense component of the Reduced Fee is 0.10%.

Expense Risk Charge

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts, including limitations on administrative charges and our obligation to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the term of the Contracts prior to annuitization and the length of the period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

For assuming expense risks under the Contracts, on each Valuation Day we make a deduction at an annual rate of 0.15% of the net assets in each Fund. We have the right to increase the expense risk charge, subject to any limitations in a Plan or the Contract.

Expenses of the Underlying Funds

Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own. See "Table of Annual Expenses" in this Prospectus, which shows the expenses paid by Participants for the most recent calendar year. The prospectuses of the Underlying Funds, which are distributed with this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.

Premium Taxes

We currently do not deduct state premium taxes from your Deferred Compensation Amounts. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from Deferred Compensation Amounts prior to their allocation among the Investment Alternatives. Currently, most state premium taxes range from 1% to 3.5%.

PURCHASE OF A CONTRACT AND DEFERRED COMPENSATION AMOUNTS

Customer Identification

We will require information from you, or your employer, necessary to properly identify owners of Contracts as required by the USAPATRIOT Act of 2001 and other applicable laws and regulations.

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Contribution or issue a Contract or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Purchase of a Contract; Participation

We issue Contracts as a funding vehicle for benefits under a Plan. Currently, a Contractholder may be only a Governmental unit or the trustees of a trust for a Plan established by a Governmental unit.

Your eligibility for participation under your employer's Plan is determined in accordance with the terms of the Plan. We or the Plan may require you to execute agreements and applications on prescribed forms. You usually must enter into a salary reduction agreement with the Contractholder for your Deferred Compensation Amounts, and an employee's participation is usually voluntary.

Acceptance of Initial Deferred Compensation Amounts. When we receive your first Deferred Compensation Amount and accompanying documentation, we will apply the Deferred Compensation Amount to your specified Investment Alternatives within two business days after we receive the Amount. If we do not receive necessary documentation, we will retain the Deferred Compensation Amount for up to five business days while we attempt to obtain the missing documentation. We will apply the Deferred Compensation Amount within two business days after we receive the complete documentation. If we do not obtain missing documentation for you within five business days, we will return the Deferred Compensation Amount unless the Contractholder consents to our holding it until additional documentation is provided. We enter into agreements with Plan employers that utilize our electronic processing system for the forwarding to us of applications and information about Deferred Compensation Amounts.

Cancellation of Certificate. You may surrender a 457 Plan Certificate for cancellation within ten days after you receive it. We will refund all Deferred Compensation Amounts you allocated to the General Account, plus the value on the date of surrender of your Account Value credited to the Separate Account. Several states, however, require that the amount of Contributions be refunded without deductions, and you should consult the Contract for applicable provisions. We will return to your employer the Deferred Compensation Amounts that were sent to us by your employer on your behalf.

Payment of Deferred Compensation Amounts

A Contractholder (or your employer, if different) sends to us your Deferred Compensation Amounts. The Contractholder or employer is required to remit your Deferred Compensation Amount as soon as administratively feasible, but no later than 15 business days after the date on which the Amount is first available to the Contractholder for remittance. A Plan may require the Contractholder or employer to send us your Deferred Compensation Amounts at an earlier time, such as within two business days.

In addition, we may accept Deferred Compensation Amounts transferred to us on your behalf from any other eligible deferred compensation plan, if such other plan permits and your Plan accepts transfers. Deferred Compensation Amounts transferred must be at least $10 for each Participant.

Limits on Deferred Compensation Amounts

The Code restricts the amount of compensation that you may defer under a Plan during any tax year. The general rule is that your Deferred Compensation Amount for a taxable year is limited to the lesser of

•  $16,500 for 2009 (indexed for inflation in later years), and

•  100% of your includible compensation from your employer for the year.

If you work for a Governmental unit and you will be age 50 or older on or before December 31, 2009, you may contribute an additional amount of $5,500 for 2009 (indexed for inflation in later years).

A Plan may adopt a special rule applicable to the last three years before you reach normal retirement age as designated in the Plan. If your Plan has this rule, you may defer, during one of these years, the larger of (a) the age-50 additional contribution, or (b) a special catch-up contribution that is the lesser of

•  twice the otherwise applicable dollar amount for a year and

•  the amount you could defer under the general rule for that taxable year plus the amounts you could have deferred under the general rule but did not defer for each taxable year in which you were eligible to participate ("eligible years") in the Plan and, if you work for a Governmental unit, other Section 457 plans sponsored by a public employer in the same state under which you deferred amounts (using the general rule). If your employer is not a Governmental unit, you may go back to 1987 (or when you became eligible under the Plan, if later) to begin determining eligible years. If your employer is a Governmental unit, you may go back to 1979 (or when you became eligible under the Plan, if later) to begin determining eligible years.

You must reduce your Deferred Compensation Amount for a taxable year, calculated under the general and special rules described above, by deferrals for that year under any other eligible deferred compensation plan in which you participate, as required under Section 457 of the Code. Similarly, if your employer is a Governmental unit and you are eligible to make the additional age 50 contribution, you must aggregate all age-50 catch-up contributions you make to any other employer plans in which you participate with all such contributions to this Plan, and the total may not exceed the applicable limit for a year.

Allocation of Deferred Compensation Amounts

You may allocate your Deferred Compensation Amounts among the Investment Alternatives.

We will allocate a Deferred Compensation Amount when we receive it from the Contractholder or your employer (along with all information and completed documents necessary to process it), according to the allocation request currently on file at our home office.

You may change the allocation instructions for future Deferred Compensation Amounts from time to time. You should periodically review your allocations in light of market conditions, your investment objectives and your retirement plans and needs.

YOUR ACCOUNT VALUE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds

We use Accumulation Units to represent Account Values in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Value in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Value. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). For definitions of Valuation Period and Valuation Day see "Definitions we use in this Prospectus".

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

•  changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•  Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (See "Charges You Will Pay".)

You may refer to "Appendix A: Unit Value Information for the Separate Account Funds" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

Accumulation Unit Values for Transactions

When you allocate Deferred Compensation Amounts to a Separate Account Fund or transfer any part of your Account Value to a Fund, we credit Accumulation Units to your Account Value. When you withdraw or transfer Account Value from a Separate Account Fund, we cancel Accumulation Units from your Account Value.

When you are a participant in a plan that becomes eligible for the Reduced Fee, we cancel, on the date the plan becomes eligible, Accumulation Units with a total value equal to your Account Value in each Separate Account Fund, and credit your Account Value with Accumulation Units based on the Reduced Fee ("Reduced Fee Accumulation Units") that have the same total value as the Accumulation Units that were canceled. Similarly, if your plan ceases to be eligible for the Reduced Fee, we would, on the date the plan becomes ineligible, cancel the Reduced Fee Accumulation Units and credit your Account Value with Accumulation Units based on the regular fees that have that same total value.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the deposit or a valid request, along with all information and completed documents necessary to process the request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a deposit or request (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value of the Fund for that Valuation Period, rounded to two decimal places.

Your Right to Transfer Among Investment Alternatives

You may transfer all or a portion of your Account Value among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan limits transfers. There are no tax consequences to you for transfers among Investment Alternatives.

We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future.

Your request for a transfer will not be binding on us and cannot be effectuated until we receive all information necessary to process your request. Please note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions of Fund Shares".

OUR PAYMENT OF ACCOUNT VALUE TO YOU OR A BENEFICIARY

Your Right to Make Withdrawals

Under Federal tax law, the general rule is that you may not withdraw all or any portion of your Account Value before the earlier of

•  the calendar year in which you reach age 70 1/2, or

•  the date you retire or otherwise end employment with your employer under the Plan.

If your Plan permits, you may withdraw from your Account Value in the event you have an unforeseen emergency.

•  An unforeseen emergency is a severe financial hardship arising from a sudden and unexpected illness or an accident to you or to a dependent, or the loss of your property due to casualty or other similar extraordinary and unforeseeable circumstances arising from events beyond your control.

•  A severe financial hardship does not exist if your loss can be relieved through reimbursement by insurance, by liquidation of your other assets that does not cause severe financial hardship, or by the cessation of your Deferred Compensation Amounts.

•  The employer's deferred compensation board or committee will determine whether you face an unforeseeable emergency as defined in the Plan.

•  If you have an unforeseen emergency, you may withdraw from your Account Value up to the amount you need to meet the unforeseeable emergency (limited to the amount of your Account Value).

Your Plan also may provide for distribution of your Account Value to you:

•  if your monthly annuity payment would be less than $20 on the 10 years Certain and Continuous Annuity form, or

•  without your consent, if certain specified conditions are met, although your Plan may provide that you can elect to defer receipt of your Account Value in certain circumstances.

A Plan may, but is not required, to provide that:

•  You may choose to receive the Account Value, when you have a right to receive it, in a single sum or in installment payments instead of by receiving Annuity Payments.

•  You may elect to defer to a future date when withdrawals of your Account Value are to begin, which must begin by the later of the date when you reach age 70 1/2 or the date you terminate employment. Your plan, if it contains this provision, will specify the time and manner for you to make this election and choose a form of payment and may impose certain conditions, such as irrevocability of the election. See "When You Must Take Minimum Distributions" below.

•  You may make one election to extend the date at which you will begin receiving payments of your Account Value.

We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you.

Partial Withdrawals. If you are permitted to make withdrawals under your Plan, you usually may specify a fixed amount of your Account Value to be withdrawn each month, or a fixed period during which we must pay out all of your Account Value. If your plan permits, you may elect to make partial withdrawals under our Specified Payments Option of at least $100 per month and you may tell us the Investment Alternatives from which the withdrawals should be taken.

If you are subject to the minimum distribution rules under the Code, you should ensure that your withdrawals for the year equal or exceed the minimum required annual distribution. See "When You Must Take Minimum Distributions" below.

Income Tax Consequences of Withdrawals. You should consider the possible Federal income tax consequences of any withdrawal. You will be taxed at ordinary income tax rates on the portion of the withdrawal that is taxable, and all of the withdrawal will be taxable in most circumstances (see "Federal Tax Information").

When You Must Take Minimum Distributions

A Plan is required to provide that distributions of your Account Value must begin by April 1 of the calendar year following the calendar year in which you turn age 70 1/2, or, if later, the calendar year in which you terminate employment with the employer sponsoring the Plan. The amounts of the required minimum distributions will be determined by IRS regulations. For certain plans of governmental units, distributions must begin by April 1 of the year after your employment with the governmental unit ends, if earlier.

You can satisfy the minimum distribution requirements by either making a withdrawal of the required amount if you are permitted to make withdrawals, or if permitted by your Plan, receiving Annuity Payments as of the Annuity Commencement Date payable for:

•  your life, or

•  the joint lives of you and a Beneficiary, or

•  a period certain, not longer than your life expectancy or the joint life expectancies of you and your Beneficiary.

On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act included a waiver of required minimum distributions for 2009 in certain situations. The following discussion of this waiver and the related disclosures contained in this prospectus are not intended as tax advice. You should seek independent tax advice from an experienced professional about minimum distribution requirements and your particular circumstances. In general, the failure to take a minimum distribution when required results in a 50% federal excise tax, payable by the individual or the individual's beneficiary, which is assessed during the taxable year that begins with or within the calendar year during which the distribution was required (may be waived under certain circumstances).

Under the Act, no minimum distribution is required for calendar year 2009 from governmental Code Section 457(b) eligible deferred compensation plans. The next required minimum distribution under these types of plans would be for calendar year 2010. This waiver applies to required distributions to Participants and after-death distributions to beneficiaries. For example, in the case of an individual who attains age 70 1/2 in 2009, no minimum distribution is required for 2009, which would otherwise have been required to be made by April 1, 2010. If death benefits must be paid no later than the end of the fifth calendar year following the calendar year in which the Participant died, the Act also provides that 2009 does not count in determining that 5-year period.

The Act does not change:

•  the requirement for an individual who attained age 70 1/2 in 2008 to receive a minimum distribution, if not made during 2008, by April 1, 2009; and

•  any minimum distribution required for calendar years after 2009.

How to Tell Us an Amount to Transfer or Withdraw

To tell us the amount of your Account Value to transfer or withdraw, you must specify to us:

•  the dollar amount to be taken from each Investment Alternative, or

•  for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

•  the percentage of your Account Value in a particular Investment Alternative to be transferred or withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. Your request for a transfer or withdrawal is not binding on us and cannot be effectuated until we receive all information necessary to process your request on the required forms and, in the case of a transfer into any of the International Funds, by U.S. Postal Service ("U.S.P.S.") regular mail to our Financial Transaction Processing Center. See, "How to Make Allocation Changes, Transfers and Withdrawals".

Death Benefit during the Accumulation Period

We will pay a death benefit to your Beneficiary upon your death during the Accumulation Period.

We will pay the death benefit after we have received at our home office in NewYork City:

•  due proof of your death;

•  notification of election by the Beneficiary(ies) of the form of payment of death benefit; and

•  all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be the value of your Account Value as of the date on which we receive the items listed above. Until then, your Account Value will remain allocated as it was on the date of death.

We will pay the death benefit to the Beneficiary:

•  in a single sum, no later than December 31 of the year in which the fifth anniversary of your date of death occurs, or

•  if the Beneficiary so elects, in payments over a period that is not greater than the Beneficiary's life expectancy. These payments must generally begin by the end of the calendar year in which the first anniversary of your death occurs. However, if the sole Beneficiary is your surviving spouse to whom you were legally married, the death benefit must be payable over a period that is not greater than the spouse's life expectancy and payments may begin by the later of (i) the end of the calendar year in which the first anniversary of your death occurs or (ii) the end of the calendar year in which you would have attained age 70 1/2.

Discontinuance of a Contract

A Contractholder, at its discretion, may discontinue a Contract as of the first of a month that is at least 31 days after we receive notice of the discontinuance. We may discontinue a Contract, in whole or in part, if

•  the Contractholder does not follow the terms of the Contract, or

•  we determine that a modification of the Contract is necessary to comply with Federal or state requirements, and the Contractholder refuses to accept a substantially similar Contract we offer that incorporates that modification.

Our discontinuance of a Contract will be effective as of a date we specify in writing that provides the Contractholder with at least 31 days' advance notice in which to cure any remediable defaults.

We also have the right to discontinue a Contract if a Contractholder or employer under its Plan does not send to us any Deferred Compensation Amounts for an entire year.

Discontinuance of a Contract does not relieve us, the Contractholder or employer of its obligations under the Contract or the Plan, and amounts accumulated for Participants will remain under the Contract. Upon discontinuance:

•  the Contractholder or employer may not send any further Deferred Compensation Amounts, and

•  we may transfer to another insurance company or other financial institution all amounts accumulated under the Contract. A transfer may be made in any manner to which the Contractholder and we agree in writing, and may require the consent of Participants (and Beneficiaries if a death benefit has become payable). A Participant or Beneficiary who does not consent to the transfer may choose to leave the accumulated amounts on deposit with us, or may withdraw the amount in whole or in part (subject to any Federal tax law restrictions on withdrawals).

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a withdrawal, death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•  The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the SEC; or

•  The SEC by order permits postponement for the protection of Participants; or

•  An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

•  We are prohibited from doing so by court order, rule, regulation or statute.

ACCOUNT VALUE APPLIED FOR ANNUITY PAYMENTS

Amount of Annuity Payments; Annuity Commencement Date

If your Plan permits you to apply your Account Value to obtain Annuity Payments, you may elect to receive monthly payments beginning on your Annuity Commencement Date. The amount of each payment and the period during which we will make payments will be based on the form of annuity you select and the amount of your Account Value as of the Annuity Commencement Date. We guarantee that the purchase rates we use to determine the amount of Annuity Payments will never be less favorable for you than the guaranteed rates in the Contract. Your Annuity Payments begin as of your Annuity Commencement Date. Depending on the provisions of your plan, you may elect an Annuity Commencement Date that is:

•  your normal retirement date, as stated in your employer's pension plan if you are covered by that Plan, or age 65 if there is no such plan or coverage;

•  an early retirement date, being the first day of any calendar month following an early retirement age, if any, specified in the Plan, or

•  a later retirement date (being the first day of a calendar month after your normal retirement date), but not later than the April 1 following your attainment of age 70 1/2.

Contractholder and Participant Payment Relationship

We will send Annuity Payments to the Contractholder for transmission to you. If the Contractholder agrees, and to the extent permitted by the federal tax law, we will instead send the Annuity Payments to you.

Until paid, or otherwise made available to you if your employer is a tax-exempt organization that is not a governmental unit, amounts deferred, all property and rights purchased with amounts deferred and all income on amounts deferred are subject to the claims of the employer's general creditors. Governmental plans are not subject to this requirement.

We will issue to the Contractholder or your employer for delivery to you an individual certificate setting forth the amount and terms of payment of your annuity benefits for Contracts issued in connection with governmental plans. For Contracts issued in the past in conjunction with non-governmental tax exempt organization plans, such certificates are not issued for participants. We will send Annuity Payments directly to you at your last known address, as filed with us by you, the Contractholder or your employer.

Available Forms of Annuity

Your Plan will specify the forms of annuity that are available to you. A life annuity protects an Annuitant from outliving the time period for receiving monthly payments, because the payments continue for the life of the Annuitant. Some forms of annuities that have a life contingency also have guaranteed minimum time periods for payments, which provide that if an Annuitant (and joint Annuitant if a joint and survivor annuity) dies before the minimum period has ended, the Beneficiary will receive the remaining Annuity Payments due. You may select the annuity form when you designate the Annuity Commencement Date.

Some of the forms of annuity we currently offer include: a Ten Years Certain and Continuous Form (with annuity payments for the later of 10 years and the death of the Annuitant); a Joint and 66 2/3% Survivor Life with Ten Year Period Certain Form (with annuity payments for the life of the Annuitant or reduced to 66 2/3% if the joint Annuitant survives the Annuitant, and made for the later of 10 years and the deaths of the Annuitant and joint Annuitant); and a Non-Refund Life Annuity (with payments made until the death of the Annuitant). In addition to these forms, we may in our discretion offer additional forms of annuity at the time of your Annuity Commencement Date. If your monthly Annuity Payment would be less than $20, we may elect to pay a single sum instead of providing Annuity Payments.

Death Benefit after Annuity Commencement Date

If you, as Annuitant, die (and the joint Annuitant dies, if the form is a joint annuity) on or after the Annuity Commencement Date, your Beneficiary will receive the death benefit (if any) provided by the form of annuity under which we were making Annuity Payments.

OUR GENERAL ACCOUNT

Scope of Prospectus

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Contracts. For more details regarding the General Account, see the Contracts themselves.

General Description

Amounts you allocate under a Contract to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Value to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest for the life of the Contract to Account Values in the General Account at a rate at least equal to the minimum rate required by applicable state law or if no state law minimum rate is applicable to a Contract, the guaranteed minimum credited interest rate will be set pursuant to the NAIC standard non-forfeiture law. The NAIC minimum rate is determined in accordance with a formula, and cannot be less than 1% in any event. The NAIC minimum rate formula as applied by us is based upon the five-year constant maturity treasury rate reported by the Federal Reserve as of the close of business on the last business day each October. Therefore, the minimum interest rate for the following calendar year may change after the NAIC formula is recalculated in November each year, depending on the reported five-year constant maturity on such securities on the last business day of October. We determine whether the application of the formula will change the minimum guaranteed rate each November, and any change is effective the following January 1. In our sole discretion, we may credit a higher rate of interest to Account Values in the General Account, although we are not obligated to credit interest in excess of the minimum rate. We compound interest daily on Participant Account Values in the General Account, to produce an effective annual yield that is equal to the stated interest rate.

We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Contractholder uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Deferred Compensation Amounts and other Contract information and in certain other circumstances.

Transfers and Withdrawals

You may transfer Account Value to and from the General Account and, to the extent permitted by the Code and the Plan, may withdraw Account Value from the General Account prior to the Annuity Commencement Date. See "Your Right to Transfer Among Investment Alternatives", "Frequent Purchases and Redemptions of Fund Shares" and "Your Right to Make Withdrawals" under "Our Payment of Account Value to You or a Beneficiary". We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Transfers and Allocation Changes by Telephone or Internet

You may make requests by telephone or Internet for transfers of Account Value (except for transfers to any of the International Funds) or to change the Investment Alternatives to which we will allocate your future Deferred Compensation Amounts. You may not make withdrawal requests by telephone or Internet. On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. Eastern Time (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We automatically provide a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel the PIN that we have assigned, you may call our toll-free telephone number (1-800-468-3785) or follow the instructions on our web site at www.mutualofamerica.com. A PIN cannot be cancelled on the website.

We reserve the right to suspend or terminate at any time the rights of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in liability for any losses due to unauthorized or fraudulent telephone or Internet transfers, we will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. We will confirm your Social Security number, check the PIN, record all telephone transactions and provide written confirmation of transactions, except for allocation instruction changes made over the Internet.

Frequent Purchases and Redemptions of Fund Shares

The purpose of our Contracts is to assist with the accumulation of long-term retirement savings. Our Contracts are not intended to provide Contractowners and Participants with a means to engage in market timing through frequent transfers of their Account Values in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Fund shares that it determines to be inconsistent with their Fund's policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Contractowners and Participants could cause an Underlying Fund to reject a net purchase order from a Separate Account Fund on behalf of many Contractowners and Participants, thereby compromising our ability to carry out purchase and redemption orders of many of our Contractowners and Participants.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into any of the International Funds can only be effected by mail. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the International Funds are more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into the International Funds and for revocations of such transfer requests. You must send in writing, by U.S.P.S. regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into any of the International Funds or revocations of such transfer requests. We will not accept orders for transfers of your Account Value to any of the International Funds or revocations of such transfer requests placed by any other means, including via our toll free 800 number or our internet web site, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into any of the International Funds which are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into any of the International Funds only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of any of the International Funds either in writing, by calling our toll-free number, or via our web site, www.mutualofamerica.com.

We reserve the right to modify or terminate the administrative rule for transfers to the International Funds and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractowners and Participants who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Values in any of the Separate Account Funds offered under our Contracts. Note: The Retirement Funds of the Investment Company may invest in shares of the other Investment Company Funds, including the International Fund, and are exempt from the requirement to place orders for purchases and sales of such shares by regular U.S.P.S. Mail.

We work with the Underlying Funds to discourage Contractholders and Participants from engaging in excessive frequent transfers that could harm any Fund's investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds' procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. It should be noted that each of the Underlying Funds has established its own internal restrictions or minimums, and may decide to apply its own frequent trading policies and procedures to your transactions in the event it determines that, in its opinion, our procedures do not satisfy its particular policies and procedures. The Underlying Fund policies and procedures, if applied to your transactions, could result in a limit on the number of trades you can request in specified time periods, temporary blockage of trades or other actions. In addition, we may be required to disclose information on Participant transfers to the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Funds and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Contractholders and Participants under the Contracts into a net purchase or redemption of shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund's investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Contractowners and Participants which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractowners and Participants. In this regard, we can review individual purchase and redemption requests by Contractowners and Participants. If, in our opinion, excessive frequent transfer activity could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractowners and Participants, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accommodate Participants engaging in market timing. We will take the following actions in the following order:

•  contact the Contractowner or Participant and remind them that the Contracts are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the internet or the 800-line privileges for transfer activity will be suspended if the activity does not cease;

•  if the activity does not cease, suspend the Contractowner's or Participant's internet and 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the "Regular U.S. Mail Rule");

•  then, in appropriate circumstances reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Contractowners and Participants, individually and in the aggregate, engaging in such frequent transfer activity. The Contracts seek to provide a high degree of flexibility to Contractowners and Participants in managing their long-term retirement savings and other benefits and to this end do not have "front end" charges on contributions or transfers, or "back end" surrender or redemption charges on transfers or withdrawals. The Contracts permit unlimited, no-fee transfers between and among our General Account and the Separate Account Funds. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as may be applicable regarding the policies as noted above, nor have we set an exchange or redemption fee.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Contractholders and Participants which arise out of the state law affecting a Contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Separate Account Funds may be limited. The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Contractowners or Participants. There can be no assurance that frequent transfers in the Separate Account Funds will not occur. As a result of the limitations, restrictions and judgements described in this paragraph, it is possible that some participants may succeed in frequent trading activities, and in that eventuality, the effects, if any, of such activities may to some degree impact the other participants in the Separate Account.

Contacting Mutual of America

Our home office address is:

Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839

You can obtain the address of your Regional Office by calling our toll-free number, 1-800-468-3785, or by visiting our web site, www.mutualofamerica.com.

Participants and Contractholders or employers must send in writing all notices, requests and elections required or permitted under the Contracts to the Regional Office except for certain matters such as the return of a certificate within the Cancellation Period—(see "Cancellation Right"), certain other documents specified in the Contract or our communication to be returned directly to the home office in New York City and transfers into any of the International Funds to be made by U.S.P.S. regular mail to our Boca Raton, Florida Financial Transaction Processing Center (see "Market Timing Restrictions"). You may give certain instructions by telephone or Internet, as described below.

Where You Should Direct Requests

You may request an allocation instruction change or a transfer of Account Value among Investment Alternatives (except for transfers to any of the International Funds) by calling 1-800-468-3785, visiting our web site at www.mutualofamerica.com or writing to our Financial Transaction Processing Center. You must send requests for transfer of Account Value to any of the International Funds or revocations of such requests by U.S.P.S. regular mail to our Financial Transaction Processing Center as instructed above. The address is:

Mutual of America Life Insurance Company
Financial Transaction Processing Center
1150 Broken Sound Parkway NW
Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal request in writing to your Regional Office.

You should use our forms to submit written requests to us and incomplete, unclear or unsigned forms will be returned without action.

ADMINISTRATIVE MATTERS

Confirmation Statements to Participants

We will send you a confirmation statement for (a) each change in allocation instructions, except for those made via our website, (b) our receipt of a Deferred Compensation Amount for you, (c) your transfer among Investment Alternatives, (d) withdrawals, and (e) the change in the number of Accumulation Units and the change in Accumulation Unit Values attributable to your plan becoming, or ceasing to be, eligible for the Reduced Fee. A confirmation statement for a Deferred Compensation Amount may be part of your next quarterly account statement. You must notify us of any error in a confirmation statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will lose the right to have us correct the error.

Designation of Beneficiary

You may designate a Beneficiary to receive any payments due upon your death, subject to any limits under a Plan or the Code. You may change the Beneficiary either before or after the Annuity Commencement Date, by providing us (or the Contractholder or employer when the Contractholder or employer has agreed to hold such information) with written notice of the change. The designation or change in designation will take effect as of the date we (or your Contractholder or employer, if applicable) receive notice, whether or not you are living at the time of such receipt. We will not be liable, however, for any payment or settlement we make before we receive the notice of Beneficiary or change of Beneficiary.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period, or when the Annuitant dies (and the joint Annuitant, if any, dies) during the Annuity Period, unless your Plan provides otherwise we will pay a single sum payment or the commuted value of any remaining periodic payments to a Beneficiary or Beneficiaries determined under the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order: your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate.

Certain Administrative Provisions

Assignment of Contract. Contractholders and Participants may not assign or transfer a Contract or any rights under a Contract, except as otherwise required by law.

Modification of Contracts. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement of the change or waiver.

We may change a Contract at any time by amendment or replacement, upon not less than 31 days' written advance notice to the Contractholder, without the consent of any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change.

Evidence of Survival. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us.

Misstatement of Information. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or overpayments, at the effective rate then required under State insurance law provisions.

Information and Determination. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder, employer or Participant. A Contractholder should report to us any determination that the Contractholder or employer makes pursuant to the terms of the Plan. We may rely on reports and other information furnished by Contractholders, employers or Participants and are not obligated to inquire as to the accuracy or completeness of such reports and information.

Participation in Divisible Surplus

We are a mutual life insurance company and consequently have no stockholders. Participants share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such surplus is within the sole discretion of our Board of Directors.

FEDERAL TAX INFORMATION

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice

The summary below of the current federal tax status and consequences for Participants under the Contracts is not comprehensive and is for information purposes only. Tax provisions and regulations may change at any time. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, and State and local tax treatment may not conform to Federal tax law. For these reasons, you or a Beneficiary should consult a qualified tax adviser for complete tax information.

Taxation of Your Account Value and Withdrawals

The general rule is that you must receive a payment under a Plan in order to be subject to income taxation. You do not include in your gross income any Deferred Compensation Amounts sent to us by the Contractholder, your employer, on your behalf, or interest or investment earnings we credit to your Account Value, until you withdraw or otherwise receive such amounts, or you have them otherwise made available to you if your employer is a tax-exempt organization that is not a governmental unit.

When you receive a Plan distribution or Annuity Payments, the payment will be taxable to you as ordinary income.

The Contract

We currently only offer the Contract for use with an eligible deferred compensation plan adopted by a Governmental unit which plan is designed to meet the qualifications of Section 457(b) of the Code. Contractholders or employers are responsible for establishing and administering the Plan in accordance with Section 457. For example, a Contractholder or employer must comply with the limitations on the amounts you may defer and restrictions on withdrawals.

An eligible deferred compensation plan other than an eligible deferred compensation plan established by a Governmental unit must provide that the Account Values under the Contract shall remain solely the property of the Contractholder, subject only to the claims of the Contractholder's general creditors, until made available to you or your Beneficiary. Eligible deferred compensation plans established by governmental units must provide that all plan assets will be held for the exclusive benefit of plan participants in trusts or in custodial accounts or group annuity contracts that are treated as trusts under Section 457 of the Code. Such plan assets are not subject to the claims of the governmental unit's general creditors.

Withholding on Withdrawals and Other Payments

If your employer is a tax-exempt organization that is not a governmental unit, amounts of Account Value that you withdraw or receive as Annuity Payments generally are treated as wages for withholding purposes. We may be required to withhold various taxes, including Federal income tax, and in some circumstances Federal employment tax. In addition, certain states require us to withhold for state taxes if we withhold Federal taxes. The same rules generally apply to payments of death benefits. When you (or a Beneficiary) request withdrawals or Annuity Payments, you or the Beneficiary should ask the employer's deferred compensation board or committee about withholding requirements.

If your employer is a governmental unit, distributions are not treated as wages for withholding purposes and different withholding rules apply. Distributions normally will be subject to automatic 20% Federal income tax withholding, unless you elect to have us pay the withdrawal directly as a tax-free rollover to another eligible plan or an IRA, and except that withholding at a lower rate will apply in certain circumstances.

When you or a Beneficiary request withdrawals or Annuity Payments, we will provide detailed information and advise you or the Beneficiary of possible elections that may be made. You or the Beneficiary should carefully review this information.

If you withdraw any amounts that were previously rolled over to a 457 Plan of a Governmental unit from another type of plan or an IRA, a 10% Federal tax penalty may apply to the taxable portion of the withdrawal if you have not yet reached age 59 1/2.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Value in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

Money Market Fund

From time to time, we may include quotations of the yield and effective yield of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses.

Total Return of Funds

We may advertise performance related information for the Funds of the Separate Account. Performance information for the Separate Account Funds is based upon past performance and is not an indication of future performance. The standardized total return contained in such advertising is customarily calculated for one, three, five and ten year periods from the later of the Separate Account's inception or the Fund's inception. Different periods are used if either the Fund or the Separate Account has not been in existence for at least ten years. Total return is determined by comparing the value of an investment in the Separate Account Fund at the beginning of the relevant period to the value of that investment at the end of the period, with deductions from total return for the total annual Underlying Fund operating expenses, any contingent deferred sales charge (we do not currently have such charges), and Separate Account Annual Expenses. Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and its performance which reflects (among other things) changes in market conditions.

We may include Average Annual Total Returns reflecting reduced fees available to participants in certain plans as described in "Tables of Annual Expenses" and "Charges under the Contracts" in the Prospectus. We may include non-standardized total returns that predate the inception of the Fund in the Separate Account, by assuming that the Funds had been included in the Separate Account for periods prior to their inception with the Separate Account and deducting charges equal to those currently assessed by the Separate Account along with actual total annual Underlying Fund operating expenses. All non-standard total return advertisements are, and must be, accompanied by standardized total returns.

We may also include information in our advertisements that addressed various topics, such as the effects of various current developments on the economy, securities markets, investment strategies and techniques, customer profiles and hypothetical investment scenarios, financial management, tax and retirement planning and other information relevant to investing in the Separate Account and your Contract.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

•  create new investment funds of the Separate Account at any time;

•  to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

•  create additional separate accounts or combine any two or more accounts including the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•  operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•  deregister the Separate Account under the 1940 Act; and

•  operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

DEFINITIONS WE USE IN THIS PROSPECTUS

Account Value—The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Prospectus, the term "Account Value" may mean all or any part of your total Account Value.

Accumulation Period—For a Participant, the period under a Contract when Deferred Compensation Amounts are made on behalf of a Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Value in full before the Annuity Commencement Date.

Accumulation Unit—A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

Annuitant—A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date, if the Plan permits Annuity Payments. A Participant must be the Annuitant under a Contract, and a Beneficiary who has elected to receive a death benefit in the form of an annuity may be the Annuitant or name another person as the Annuitant. You or a Beneficiary also may name a joint Annuitant. We use the life expectancy of the Annuitant(s) as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

Annuity Commencement Date—The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You (or the Beneficiary entitled to a death benefit) select the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under Federal tax law provisions in certain circumstances. On the Annuity Commencement Date, your Account Value is applied to provide Annuity Payments. Annuity Commencement Date is sometimes referred to as "Benefit Commencement Date" in a Contract.

Annuity Payments—A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Value on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.

Beneficiary(ies)—The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) if the Annuitant dies and the joint Annuitant, if any, dies.

Code—The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Contract(s)—One (or more) of the group variable accumulation annuity contracts described in this Prospectus.

Contractholder—An entity to which we have issued a Contract, which generally will be the employer, agent or trustee of a trust established under a Plan. The employer must be a Governmental unit or an organization exempt from Federal income taxation under the Code.

Deferred Compensation Amounts (or Amounts)—Amounts deferred from a Participant's compensation under a Plan and sent to us on the Participant's behalf and amounts the Contractholder or employer sends on behalf of the Participant in addition to the Participant's deferrals of salary.

DWS Variable Series I—The following three Portfolios of the DWS Variable Series I: the Capital Growth VIP, the Bond VIP and the International VIP.

Employer—A governmental unit or other organization exempt from federal income taxation under the Code (except a church, as defined in the Code) that established a Plan. This term is not always capitalized.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Fidelity VIP Funds—The Equity-Income, Mid Cap, Contrafund® and Asset Manager(SM) Portfolios of Fidelity® Variable Insurance Products Funds.

Fund (or Separate Account Fund)—One of the subaccounts of the Separate Account. Each Fund is named for the Underlying Fund in which it invests.

General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation

Account, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

Governmental unit—A State, a political subdivision of a State, an agency or instrumentality of a State, or an agency or instrumentality of a political subdivision of a State.

Hotline—This term includes the new "Hotline Plus" system.

International Funds—the Investment Company International Fund, DWS International VIP and Vanguard International Fund.

Investment Alternatives (or Investment Funds)—The General Account and the Funds of the Separate Account. You may allocate your Deferred Compensation Amounts and transfer your Account Value among the Investment Alternatives, subject to any limitations under your Plan.

Investment Company—Mutual of America Investment Corporation.

Participant—An employee or former employee who has entered into a salary reduction agreement with a Contractholder and for whom we have received Deferred Compensation Amounts under a Plan. The agreement must specify the amount of earnings to be considered a Deferred Compensation Amount under the Plan.

Plan—An eligible deferred compensation plan meeting the requirements of Section 457(b) of the Code.

Reduced Fee—The reduction in administrative charges and distribution expense charges that apply to participants in plans that are eligible for such reduction as set forth in footnotes 2 and 3 to the TABLE OF EXPENSES on page 1 of this Prospectus.

Separate Account—Mutual of America Separate Account No. 2, a separate account established by us to receive and invest amounts contributed under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

Separate Account Fund—See definition of "Fund", above.

Retirement Funds—The Investment Company Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement and 2045 Retirement Funds.

Underlying Funds—The funds or portfolios in which the Separate Account Funds are invested.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

Vanguard International Fund—The Vanguard Variable Insurance Fund International Portfolio.

Waived Annual Contract Fee—The waiver of the Annual Contract Fee applicable to plans that meet the other criteria set forth in footnote 1 to the TABLE OF ANNUAL EXPENSES on page 1 of this Prospectus or Participants who agree to use eDocuments.

We, us, our, Mutual of America—Refer to Mutual of America Life Insurance Company.

You, your—Refer to a Participant.

OUR STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.

Table of Contents of SAI

Distribution of the Contracts

Calculation of Accumulation Unit Values

Yield and Performance Information

Safekeeping of Separate Account Assets

State Regulation

Periodic Reports

Legal Proceedings

Legal Matters

Experts

Additional Information

Financial Statements

How To Obtain the SAI

You may receive a copy of the SAI at no charge by calling 1-800-468-3785 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

The SEC has an Internet web site at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's annual financial statement reports through the SEC's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

(Please cut here)

To: Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 2009 for the Section 457 Plan Contract offered by Mutual of America. My name and address are as follows:

Name

Street Address

City  State  Zip

APPENDIX A

UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

The tables below show changes in Accumulation Unit values and in the total number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2008. The information below for each of the seven years ended December 31, 2008 is excerpted from the financial statements of the Separate Account, which have been audited by KPMG LLP, the Separate Account's independent registered public accounting firm and the information below for each of the three years ended December 2001 is excerpted from the financial statements of the Separate Account, which have been audited by another independent auditor. The Separate Account's financial statements for the year ended December 31, 2008, along with KPMG LLP's report thereon, are available to you free of charge by calling 1-800-468-3785.

We calculate Accumulation Unit values from the net asset values of the Underlying Funds. Prior to March 2002, the Calvert Social Balanced Portfolio had a different subadviser.

Standard Units

	Investment Company Equity Index Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$3.57	$3.42	$2.99	$2.88	$2.62	$2.06	$2.67	$3.07	$3.41	$2.86
Unit value, end of year	$2.23	$3.57	$3.42	$2.99	$2.88	$2.62	$2.06	$2.67	$3.07	$3.41
Thousands of accumulation units outstanding, end of year	65,771	68,522	77,744	83,203	123,672	122,328	110,153	109,580	109,982	112,735
	Investment Company All America Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$10.26	$9.93	$8.66	$8.42	$7.85	$5.96	$7.74	$9.46	$10.05	$8.09
Unit value, end of year	$6.56	$10.26	$9.93	$8.66	$8.42	$7.85	$5.96	$7.74	$9.46	$10.05
Thousands of accumulation units outstanding, end of year	16,718	18,638	22,177	25,210	39,898	42,508	41,572	44,755	47,895	48,014
	Investment Company Mid-Cap Equity Index Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$2.11	$1.98	$1.82	$1.63	$1.41	$1.05	$1.25	$1.28	$1.11	$1.00
Unit value, end of year	$1.33	$2.11	$1.98	$1.82	$1.63	$1.41	$1.05	$1.25	$1.28	$1.11
Thousands of accumulation units outstanding, end of period/year	65,454	70,944	77,066	92,517	113,661	91,187	64,271	49,342	37,752	3,431

	Investment Company Small Cap Growth Fund (Standard)
	2008	2007	2006	2005
Unit value, beginning of period/year	$1.24	$1.20	$1.05	$1.00	Commenced operations on July 1, 2005
Unit value, end of period/year	$0.81	$1.24	$1.20	$1.05
Thousands of accumulation units outstanding, end of period/year	72,573	74,886	84,420	2,252
	Investment Company Small Cap Value Fund (Standard)
	2008	2007	2006	2005
Unit value, beginning of period/year	$1.19	$1.25	$1.07	$1.00	Commenced operations on July 1, 2005
Unit value, end of period/year	$0.85	$1.19	$1.25	$1.07
Thousands of accumulation units outstanding, end of period/year	69,541	73,367	87,617	3,011
	Investment Company Mid Cap Value Fund (Standard)
	2008	2007	2006	2005
Unit value, beginning of period/year	$1.22	$1.22	$1.06	$1.00	Commenced operations on July 1, 2005
Unit value, end of period/year	$0.82	$1.22	$1.22	$1.06
Thousands of accumulation units outstanding, end of period/year	11,568	10,362	8,145	1,641

	Investment Company Composite Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$6.41	$6.06	$5.52	$5.51	$5.23	$4.46	$4.87	$5.52	$5.61	$4.93
Unit value, end of year	$4.92	$6.41	$6.06	$5.52	$5.51	$5.23	$4.46	$4.87	$5.52	$5.61
Thousands of accumulation units outstanding, end of year	18,190	19,977	23,215	26,925	41,312	43,988	45,392	50,607	54,447	56,404
	Investment Company Bond Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$4.55	$4.34	$4.18	$4.14	$3.99	$3.78	$3.57	$3.31	$3.07	$3.17
Unit value, end of year	$4.43	$4.55	$4.34	$4.18	$4.14	$3.99	$3.78	$3.57	$3.31	$3.07
Thousands of accumulation units outstanding, end of year	15,862	15,158	14,873	15,921	23,114	22,484	22,509	20,932	13,899	14,287
	Investment Company Mid-Term Bond Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$1.85	$1.74	$1.69	$1.69	$1.67	$1.64	$1.51	$1.38	$1.32	$1.32
Unit value, end of year	$1.87	$1.85	$1.74	$1.69	$1.69	$1.67	$1.64	$1.51	$1.38	$1.32
Thousands of accumulation units outstanding, end of year	31,695	21,789	23,736	18,086	25,887	30,102	39,713	21,035	5,922	6,037
	Investment Company Money Market Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$2.55	$2.45	$2.36	$2.31	$2.30	$2.30	$2.28	$2.22	$2.11	$2.03
Unit value, end of year	$2.59	$2.55	$2.45	$2.36	$2.31	$2.30	$2.30	$2.28	$2.22	$2.11
Thousands of accumulation units outstanding, end of year	31,629	30,862	23,613	17,051	23,380	24,188	26,791	27,210	25,658	20,766

	Investment Company Conservative Allocation Fund (Standard)
	2008	2007	2006	2005	2004	2003
Unit value, beginning of period/year	$1.23	$1.17	$1.10	$1.09	$1.05	$1.05	Commenced operations on
Unit value, end of period/year	$1.10	$1.23	$1.17	$1.10	$1.09	$1.05	May 20, 2003
Thousands of accumulation units outstanding, end of period/year	9,620	7,721	5,517	5,902	5,808	2,009
	Investment Company Moderate Allocation Fund (Standard)
	2008	2007	2006	2005	2004	2003
Unit value, beginning of period/year	$1.41	$1.33	$1.23	$1.19	$1.11	$1.05	Commenced operations on
Unit value, end of period/year	$1.12	$1.41	$1.33	$1.23	$1.19	$1.11	May 20, 2003
Thousands of accumulation units outstanding, end of period/year	38,344	35,240	31,036	26,143	23,490	9,849
	Investment Company Aggressive Allocation Fund (Standard)
	2008	2007	2006	2005	2004	2003
Unit value, beginning of period/year	$1.57	$1.50	$1.35	$1.29	$1.19	$1.05	Commenced operations on
Unit value, end of period/year	$1.12	$1.57	$1.50	$1.35	$1.29	$1.19	May 20, 2003
Thousands of accumulation units outstanding, end of period	33,937	29,353	23,482	17,772	15,564	6,511

	Investment Company Funds (commenced operations November 5, 2007) (Standard)
	International		Retirement Funds
	Fund		Income		2010		2015		2020
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Unit value, beginning of period/year	$0.97	$1.00	$1.00	$1.00	$0.98	$0.99	$0.97	$0.98	$0.96	$0.97
Unit value, end of period/year	$0.58	$0.97	$0.90	$1.00	$0.80	$0.98	$0.76	$0.97	$0.71	$0.96
Units Outstanding (000's), end of period/year	1,998	197	1,995	530	4,494	449	12,185	2,117	11,723	2,143

	Retirement Funds (Standard)
	2025		2030		2035		2040		2045
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Unit value, beginning of period/year	$0.97	$0.99	$0.97	$0.99	$0.97	$1.00	$0.96	$0.99	$0.96	$0.99
Unit value, end of period/year	$0.69	$0.97	$0.67	$0.97	$0.65	$0.97	$0.64	$0.96	$0.64	$0.96
Units Outstanding (000's), end of period/year	8,163	651	6,652	740	4,644	344	3,978	323	4,062	236
	DWS Bond VIP (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$18.45	$17.87	$17.22	$16.94	$16.22	$15.58	$14.60	$13.94	$12.73	$13.02
Unit value, end of year	$15.22	$18.45	$17.87	$17.22	$16.94	$16.22	$15.58	$14.60	$13.94	$12.73
Thousands of accumulation units outstanding, end of year	1,481	1,533	1,648	1,873	2,634	2,539	2,660	2,500	1,630	1,558
	DWS Capital Growth VIP (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$42.02	$37.66	$35.02	$32.43	$30.30	$24.10	$34.34	$42.97	$48.17	$36.07
Unit value, end of year	$27.91	$42.02	$37.66	$35.02	$32.43	$30.30	$24.10	$34.34	$42.97	$48.17
Thousands of accumulation units outstanding, end of year	3,956	4,226	5,086	6,056	9,381	10,133	9,954	10,896	11,501	11,582
	DWS International VIP (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$26.47	$23.31	$18.68	$16.23	$14.05	$11.10	$13.72	$20.02	$25.83	$16.93
Unit value, end of year	$13.58	$26.47	$23.31	$18.68	$16.23	$14.05	$11.10	$13.72	$20.02	$25.83
Thousands of accumulation units outstanding, end of year	4,088	4,449	4,862	4,923	7,135	7,014	7,089	7,619	8,335	8,486
	American Century VP Capital Appreciation Fund (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$27.54	$19.01	$16.32	$13.46	$12.59	$10.52	$13.44	$18.82	$17.40	$10.69
Unit value, end of year	$14.72	$27.54	$19.01	$16.32	$13.46	$12.59	$10.52	$13.44	$18.82	$17.40
Thousands of accumulation units outstanding, end of year	5,253	6,052	3,985	4,611	4,831	5,419	5,416	6,086	7,184	3,394
	Calvert Variable Series, Inc. Social Balanced Portfolio (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$3.78	$3.71	$3.45	$3.29	$3.07	$2.59	$2.98	$3.23	$3.37	$3.04
Unit value, end of year	$2.57	$3.78	$3.71	$3.45	$3.29	$3.07	$2.59	$2.98	$3.23	$3.37
Thousands of accumulation units outstanding, end of year	15,959	16,324	17,358	17,631	21,476	19,878	17,942	17,463	17,238	16,041
	Fidelity VIP Equity-Income Portfolio (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$48.50	$48.16	$40.39	$38.46	$34.76	$26.89	$32.63	$34.61	$32.21	$30.65
Unit value, end of period/year	$27.59	$48.50	$48.16	$40.39	$38.46	$34.76	$26.89	$32.63	$34.61	$32.21
Thousands of accumulation units outstanding, end of year	3,226	3,514	4,162	3,800	5,557	5,113	4,437	4,275	3,753	4,213
	Fidelity VIP Contrafund® Portfolio (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$50.95	$43.68	$39.41	$33.97	$29.66	$23.27	$25.88	$29.73	$32.13	$26.16
Unit value, end of period/year	$29.06	$50.95	$43.68	$39.41	$33.97	$29,66	$23.27	$25.88	$29.73	$32.13
Thousands of accumulation units outstanding, end of year	7,551	7,826	8,202	8,758	10,971	9,496	8,844	8,695	8,742	8,430
	Fidelity VIP Asset Manager(SM) Portfolio (Standard)
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Unit value, beginning of year	$33.38	$29.13	$27.37	$26.51	$25.34	$21.65	$23.91	$25.14	$26.40	$24.04
Unit value, end of period/year	$23.60	$33.38	$29.13	$27.37	$26.51	$25.34	$21.65	$23.91	$25.14	$26.40
Thousands of accumulation units outstanding, end of year	2,156	1,884	1,929	2,001	2,840	2,739	2,288	2,114	1,908	1,747

	Fidelity VIP Mid Cap Portfolio (Standard)
	2008	2007	2006	2005
Unit value, beginning of period	$44.84	$39.10	$34.97	$30.58	Made available on July 1, 2005
Unit value, end of period	$26.94	$44.84	$39.10	$34.97
Thousands of accumulation units outstanding, end of period/year	1,287	1,239	789	414
	Vanguard Diversified Value Portfolio (Standard)
	2008	2007	2006	2005
Unit value, beginning of period	$17.36	$16.85	$14.31	$13.98	Made available on July 1, 2005
Unit value, end of period	$10.98	$17.36	$16.85	$14.31
Thousands of accumulation units outstanding, end of period/year	2,398	2,477	2,229	356
	Vanguard International Portfolio (Standard)
	2008	2007	2006	2005
Unit value, beginning of period	$25.27	$21.72	$17.29	$14.78	Made available on July 1, 2005
Unit value, end of period	$13.80	$25.27	$21.72	$17.29
Thousands of accumulation units outstanding, end of period/year	3,446	3,084	1,834	431
	Oppenheimer Main Street Fund® /VA (Standard)
	2008	2007	2006	2005
Unit value, beginning of period	$25.59	$24.73	$21.69	$20.46	Made available on July 1, 2005
Unit value, end of period	$15.60	$25.59	$24.73	$21.69
Thousands of accumulation units outstanding, end of period/year	325	271	243	65

Enhanced Units

	Investment Company
	Money Market Fund				All America Fund				Equity Index Fund
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period	$2.58	$2.46	$2.36	$2.33	$10.36	$9.99	$8.67	$8.21	$3.61	$3.45	$3.00	$2.84
Unit value, end of period	$2.62	$2.58	$2.46	$2.36	$6.65	$10.36	$9.99	$8.67	$2.26	$3.61	$3.45	$3.00
Units Outstanding (000's), end of period/year	17,205	19,709	12,840	7,961	8,183	9,560	9,477	9,698	34,459	38,424	35,097	33,563
	Investment Company
	Mid-Cap Equity Index Fund				Mid-Cap Value Fund				Small Cap Growth Fund
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period	$2.14	$1.99	$1.82	$1.68	$1.23	$1.23	$1.07	$1.00	$1.26	$1.21	$1.05	$1.00
Unit value, end of period	$1.35	$2.14	$1.99	$1.82	$0.83	$1.23	$1.23	$1.07	$0.82	$1.26	$1.21	$1.05
Units Outstanding (000's), end of period/year	31,155	35,490	30,654	32,488	5,216	4,562	2,894	320	39,034	42,165	38,872	659
	Investment Company
	Small Cap Value Fund				Composite Fund				Bond Fund
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period	$1.20	$1.26	$1.07	$1.00	$6.47	$6.10	$5.53	$5.38	$4.60	$4.37	$4.19	$4.20
Unit value, end of period	$0.86	$1.20	$1.26	$1.07	$4.99	$6.47	$6.10	$5.53	$4.50	$4.60	$4.37	$4.19
Units Outstanding (000's), end of period/year	37,223	40,458	38,902	38,889	8,425	9,989	9,906	10,106	8,715	8,465	7,001	6,603

(1)  For the period July 1, 2005 (initial offering date of units) to December 31, 2005.

	Investment Company
	Mid-Term Bond Fund				Conservative Allocation Fund				Moderate Allocation Fund
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period	$1.87	$1.75	$1.69	$1.70	$1.24	$1.17	$1.10	$1.09	$1.42	$1.34	$1.24	$1.20
Unit value, end of period	$1.90	$1.87	$1.75	$1.69	$1.11	$1.24	$1.17	$1.10	$1.13	$1.42	$1.34	$1.24
Units Outstanding (000's), end of period/year	17,242	12,622	10,347	6,854	4,578	3,478	2,291	1,748	18,573	17,148	10,108	6,764

	Investment Company
	Aggressive Allocation Fund
	2008	2007	2006	2005(1)
Unit value, beginning of period	$1.59	$1.51	$1.36	$1.30
Unit value, end of period	$1.13	$1.59	$1.51	$1.36
Units Outstanding (000's), end of period/year	16,102	14,757	9,166	6,122

	Investment Company Funds (commenced operations November 5, 2007)
	International		Retirement Funds
	Fund		Income		2010		2015		2020
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Unit value, beginning of period	$0.97	$1.00	$1.00	$1.00	$0.98	$0.99	$0.97	$0.98	$0.96	$0.97
Unit value, end of period	$0.58	$0.97	$0.90	$1.00	$0.81	$0.98	$0.76	$0.97	$0.72	$0.96
Units Outstanding (000's), end of period/year	975	333	227	—	1,968	468	2,863	530	3,950	541
	Investment Company Funds (commenced operations November 5, 2007)
	2025		2030		2035		2040		2045
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Unit value, beginning of period	$0.97	$0.99	$0.97	$0.99	$0.97	$1.00	$0.96	$0.99	$0.96	$0.99
Unit value, end of period	$0.69	$0.97	$0.67	$0.97	$0.65	$0.97	$0.64	$0.96	$0.64	$0.96
Units Outstanding (000's), end of period/year	2,619	137	2,569	470	1,606	192	1,344	110	1,499	63

	Bond VIP				DWS Capital Growth VIP				DWS International VIP
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period	$18.64	$17.98	$17.26	$17.30	$42.44	$37.89	$35.09	$32.74	$26.73	$23.45	$18.72	$16.12
Unit value, end of period	$15.43	$18.64	$17.98	$17.26	$28.30	$42.44	$37.89	$35.09	$13.77	$26.73	$23.45	$18.72
Units Outstanding (000's), end of period	876	983	791	797	2,171	2,480	2,518	2,655	2,285	2,584	2,375	2,194

	American Century VP Capital Appreciation Fund				Calvert Variable Series, Inc. Social Balanced Portfolio
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period	$27.81	$19.13	$16.36	$14.08	$3.82	$3.74	$3.45	$3.33
Unit value, end of period	$14.93	$27.81	$19.13	$16.36	$2.61	$3.82	$3.74	$3.45
Units Outstanding (000's), end of period	2,567	3,144	1,927	1,883	6,317	6,579	5,497	4,985

(1)  For the period July 1, 2005 (initial offering date of units) to December 31, 2005.

	Fidelity
	VIP Equity Income Portfolio				VIP Contra Fund® Portfolio				VIP Asset Manager(SM) Portfolio
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period	$48.99	$48.45	$40.47	$37.81	$51.46	$43.94	$39.49	$35.06	$33.72	$29.31	$27.42	$26.32
Unit value, end of period	$27.98	$48.99	$48.45	$40.47	$29.47	$51.46	$43.94	$39.49	$23.94	$33.72	$29.31	$27.42
Units Outstanding (000's), end of period/year	1,803	2,057	1,914	1,641	3,711	4,137	3,589	3,462	1,030	1,021	856	821

	Fidelity
	VIP Mid Cap Portfolio
	2008	2007	2006	2005(1)
Unit value, beginning of period	$45.30	$39.33	$35.04	$30.58
Unit value, end of period	$27.32	$45.30	$39.33	$35.04
Units Outstanding (000's), end of period/year	559	564	307	133

	Vanguard								Oppenheimer
	Diversified Value Portfolio				International Portfolio				Main Street Fund®/VA
	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)	2008	2007	2006	2005(1)
Unit value, beginning of period	$17.53	$16.95	$14.33	$13.98	$25.53	$21.85	$17.33	$14.78	$25.84	$24.87	$21.73	$20.46
Unit value, end of period	$11.14	$17.53	$16.95	$14.33	$13.99	$25.53	$21.85	$17.33	$15.82	$25.84	$24.87	$21.73
Units Outstanding (000's), end of period/year	1,143	1,133	721	120	1,643	1,450	669	110	194	180	100	25

(1)  For the period July 1, 2005 (initial offering date of units) to December 31, 2005.

The dates the Funds of the Separate Account commenced operation are as follows:

Investment Company Money Market, All America, Bond and Composite Funds—January 1, 1985; DWS Capital Growth VIP, Bond VIP and International VIP and American Century VP Capital Appreciation Fund—January 3, 1989; Calvert Variable Series, Inc. Social Balanced Portfolio—May 13, 1991; Investment Company Equity Index, Mid-Term Bond Fund—February 5, 1993; Fidelity VIP Equity-Income, Contrafund® and Asset Manager(SM) Portfolios—May 1, 1995; Investment Company Mid-Cap Equity Index Fund—May 3, 1999; Investment Company Conservative, Moderate and Aggressive Allocation Funds—May 20, 2003; Investment Company Small Cap Growth, Small Cap Value and Mid Cap Value Funds—July 1, 2005; and Investment Company International Fund and Retirement Funds—November 5, 2007. Fidelity VIP Mid Cap, Vanguard Variable Insurance Funds Diversified Value & International Portfolios, and Oppenheimer Main Street Fund®/VA were made available July 1, 2005.

PRIVACY NOTICE

We are providing this Privacy Notice on behalf of Mutual of America Life Insurance Company and its Separate Accounts. By law, we have the right to modify this policy at any time, but if we do change it, we will notify you in advance. Under applicable laws and regulations, we are required to send you our Privacy Notice annually.

Information Collection

•  We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

•  We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products and services, and from your transactions with us. If we need additional information, we may obtain it from other parties including employers, adult family members, other insurers, consumer reporting agencies and medical care providers.

Information Protection

•  To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

•  All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

•  Our strict policies for protecting personal information apply to current and former customers.

•  Our Web-site Privacy Policy can be found on the Internet at mutualofamerica.com.

•  We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

Information Disclosure

•  We will not sell your personal information to anyone.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests. In addition, if you are a participant under one of our group annuity contracts through your employer or former employer pension or retirement savings plan, we may disclose your personal information to other entities that have been authorized by the employer or plan administrator to receive such information in order to carry out administrative tasks under the plan.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose stipulated.

For More Information

If you have any questions about Mutual of America's Privacy Policy, or wish to obtain a copy of your personal information or to inform us of any incorrect information in our records, please contact your Regional Office, or write to the Privacy Officer at Mutual of America Life Insurance Company, 320 Park Avenue, New York, NY 10022-6839.

* * *

We may be obligated to provide Contractowner transaction data to the Underlying Funds as required by applicable laws and regulations.

(This page has been left blank intentionally.)

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

STATEMENT OF ADDITIONAL INFORMATION
FOR
VARIABLE ACCUMULATION AND GROUP ANNUITY CONTRACTS

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue
New York, New York 10022-6839
Through its

SEPARATE ACCOUNT NO. 2

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the current Prospectuses for the Contracts that we offer ("Contracts").

You may obtain a copy of the Prospectus, dated May 1, 2009, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus And You Should Read It In Conjunction With The Prospectus For The Contracts.

Dated: May 1, 2009

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary and incentive compensation if Mutual of America Life Insurance Company's (the "Company") annual goals and objectives are met. There are no commissions or fees payable to other persons or entities for sales of the Contracts. The registered representatives who sell the Contracts are eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's office compared to sales targets we established for the office in that year. Representatives and certain staff from the top five regional offices will receive a trip to a conference site in the United States or its territories to attend a sales meeting. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

CALCULATION OF ACCUMULATION UNIT VALUES

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. If any plans are eligible for the Reduced Fee as set forth in the Prospectus, a particular Separate Account Fund will have Accumulation Unit values which reflect Separate Account charges applicable to plans that are not eligible for the Reduced Fee, and will also have Accumulation Units which reflect Separate Account charges for plans that are eligible for the Reduced Fee. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, DWS, Vanguard, Oppenheimer, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

*  The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

YIELD AND PERFORMANCE INFORMATION

Money Market Fund

Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. The SEC also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.  Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7] – 1.

The standard current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2008 was (0.08%). The reduced fee current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2008 was 0.32%.

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Bond Funds

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and DWS Bond VIP in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)1/n – 1.

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.  Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) – 1

Where:

C = Cumulative Total Return

P = hypothetical initial payment of $1,000

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

See "Performance Information for the Separate Accounts" in the Prospectus.

Average Annual Total Returns (Standard)*
For the Periods Ended December 31, 2008

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	(37.82)%	(3.51)%	(2.76)%	4.88%	02/05/93
Investment Company All America	(36.24)%	(3.80)%	(2.35)%	7.63%	01/01/85
Investment Company Small Cap Value	(28.61)%	N/A	N/A	(4.77)%	07/01/05
Investment Company Small Cap Growth	(35.14)%	N/A	N/A	(6.16)%	07/01/05
Investment Company Mid Cap Value	(33.43)%	N/A	N/A	(5.91)%	07/01/05
Investment Company Mid-Cap Equty Index	(37.06)%	(1.41)%	N/A	2.75%	05/03/99
Investment Company International	(40.77)%	N/A	N/A	(38.15)%	11/05/07
Investment Company Composite	(23.42)%	(1.50)%	(0.30)%	6.34%	01/01/85
Investment Company Retirement Income	(10.68)%	N/A	N/A	(9.39)%	11/05/07
Investment Company 2010 Retirement	(18.41)%	N/A	N/A	(16.77)%	11/05/07
Investment Company 2015 Retirement	(21.93)%	N/A	N/A	(20.24)%	11/05/07
Investment Company 2020 Retirement	(25.69)%	N/A	N/A	(23.81)%	11/05/07
Investment Company 2025 Retirement	(29.16)%	N/A	N/A	(27.16)%	11/05/07
Investment Company 2030 Retirement	(30.77)%	N/A	N/A	(28.77)%	11/05/07
Investment Company 2035 Retirement	(33.32)%	N/A	N/A	(31.24)%	11/05/07
Investment Company 2040 Retirement	(33.54)%	N/A	N/A	(31.52)%	11/05/07
Investment Company 2045 Retirement	(33.69)%	N/A	N/A	(31.72)%	11/05/07
Investment Company Conservative Allocation	(11.25)%	0.63%	N/A	1.36%	05/20/03
Investment Company Moderate Allocation	(20.79)%	(0.18)%	N/A	1.71%	05/20/03
Investment Company Aggressive Allocation	(29.04)%	(1.47)%	N/A	1.70%	05/20/03
Investment Company Money Market	1.14%	2.09%	2.16%	3.53%	01/01/85
Investment Company Mid-Term Bond	0.64%	2.03%	3.23%	3.73%	02/05/93
Investment Company Bond	(2.90)%	1.83%	3.13%	5.88%	01/01/85
Investment Company DWS Capital Growth	(33.77)%	(1.91)%	(2.81)%	5.85%	01/03/89
Investment Company DWS Bond	(17.75)%	(1.55)%	1.29%	4.16%	01/03/89
Investment Company DWS International	(48.82)%	(0.95)%	(2.45)%	3.72%	01/03/89
Investment Company Fidelity VIP Equity-Income	(43.27)%	(4.79)%	(1.32)%	3.64%	05/01/95
Investment Company Fidelity VIP Contra	(43.13)%	(0.69)%	0.78%	6.78%	05/01/95
Investment Company Fidelity VIP Asset Manager	(29.48)%	(1.69)%	(0.46)%	3.59%	05/01/95
Investment Company Fidelity Mid Cap	(40.09)%	N/A	N/A	(3.83)%	07/01/05
Investment Company Vanguard Diversified Value	(36.89)%	N/A	N/A	(6.92)%	07/01/05
Investment Company Vanguard International	(45.56)%	N/A	N/A	(2.23)%	07/01/05
Investment Company Oppenheimer Main Street	(39.19)%	N/A	N/A	(7.72)%	07/01/05
Investment Company Calvert Social Balanced	(32.13)%	(3.72)%	(1.93)%	3.59%	05/13/91
Investment Company American Century VP Capital Appreciation	(46.68)%	2.89%	2.97%	5.18%	01/03/89

Cumulative Total Returns (Standard)*
For the Periods Ended December 31, 2008

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	(37.82)%	(16.36)%	(24.41)%	113.46%	02/05/93
Investment Company All America	(36.24)%	(17.61)%	(21.16)%	484.69%	01/01/85
Investment Company Small Cap Value	(28.61)%	N/A	N/A	(15.75)%	07/01/05
Investment Company Small Cap Growth	(35.14)%	N/A	N/A	(19.99)%	07/01/05
Investment Company Mid Cap Value	(33.43)%	N/A	N/A	(19.24)%	07/01/05
Investment Company Mid-Cap Equty Index	(37.06)%	(6.85)%	N/A	30.01%	05/03/99
Investment Company International	(40.77)%	N/A	N/A	(42.70)%	11/05/07
Investment Company Composite	(23.42)%	(7.28)%	(2.96)%	337.68%	01/01/85
Investment Company Retirement Income	(10.68)%	N/A	N/A	(10.80)%	11/05/07
Investment Company 2010 Retirement	(18.41)%	N/A	N/A	(19.16)%	11/05/07
Investment Company 2015 Retirement	(21.93)%	N/A	N/A	(23.06)%	11/05/07

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company 2020 Retirement	(25.69)%	N/A	N/A	(27.03)%	11/05/07
Investment Company 2025 Retirement	(29.16)%	N/A	N/A	(30.74)%	11/05/07
Investment Company 2030 Retirement	(30.77)%	N/A	N/A	(32.51)%	11/05/07
Investment Company 2035 Retirement	(33.32)%	N/A	N/A	(35.21)%	11/05/07
Investment Company 2040 Retirement	(33.54)%	N/A	N/A	(35.52)%	11/05/07
Investment Company 2045 Retirement	(33.69)%	N/A	N/A	(35.74)%	11/05/07
Investment Company Conservative Allocation	(11.25)%	3.19%	N/A	7.89%	05/20/03
Investment Company Moderate Allocation	(20.79)%	(0.90)%	N/A	10.01%	05/20/03
Investment Company Aggressive Allocation	(29.04)%	(7.14)%	N/A	9.95%	05/20/03
Investment Company Money Market	1.14%	10.90%	23.83%	130.06%	01/01/85
Investment Company Mid-Term Bond	0.64%	10.57%	37.42%	79.11%	02/05/93
Investment Company Bond	(2.90)%	9.49%	36.10%	294.40%	01/01/85
Investment Company DWS Capital Growth	(33.77)%	(9.19)%	(24.80)%	211.90%	01/03/89
Investment Company DWS Bond	(17.75)%	(7.51)%	13.68%	126.03%	01/03/89
Investment Company DWS International	(48.82)%	(4.66)%	(21.97)%	107.67%	01/03/89
Investment Company Fidelity VIP Equity-Income	(43.27)%	(21.76)%	(12.44)%	63.10%	05/01/95
Investment Company Fidelity VIP Contra	(43.13)%	(3.40)%	8.08%	145.36%	05/01/95
Investment Company Fidelity VIP Asset Manager	(29.48)%	(8.17)%	(4.51)%	62.02%	05/01/95
Investment Company Fidelity Mid Cap	(40.09)%	N/A	N/A	(12.80)%	07/01/05
Investment Company Vanguard Diversified Value	(36.89)%	N/A	N/A	(22.24)%	07/01/05
Investment Company Vanguard International	(45.56)%	N/A	N/A	(7.60)%	07/01/05
Investment Company Oppenheimer Main Street	(39.19)%	N/A	N/A	(24.55)%	07/01/05
Investment Company Calvert Social Balanced	(32.13)%	(17.27)%	(17.71)%	86.38%	05/13/91
Investment Company American Century VP Capital Appreciation	(46.68)%	15.31%	34.00%	174.69%	01/03/89

*  Returns reflect the deduction of actual standard charges in effect for the periods shown.

Average Annual Total Returns (Reduced Fee)**
For the Periods Ended December 31, 2008

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	(37.57)%	(3.23)%	(2.63)%	4.97%	02/05/93
Investment Company All America	(35.99)%	(3.53)%	(2.22)%	7.69%	01/01/85
Investment Company Small Cap Value	(28.32)%	N/A	N/A	(4.39)%	07/01/05
Investment Company Small Cap Growth	(34.88)%	N/A	N/A	(5.78)%	07/01/05
Investment Company Mid Cap Value	(33.16)%	N/A	N/A	(5.53)%	07/01/05
Investment Company Mid-Cap Equty Index	(36.81)%	(1.14)%	N/A	2.90%	05/03/99
Investment Company International	(40.53)%	N/A	N/A	(37.90)%	11/05/07
Investment Company Composite	(23.12)%	(1.22)%	(0.16)%	6.66%	01/01/85
Investment Company Retirement Income	(10.32)%	N/A	N/A	(9.03)%	11/05/07
Investment Company 2010 Retirement	(18.09)%	N/A	N/A	(16.44)%	11/05/07
Investment Company 2015 Retirement	(21.62)%	N/A	N/A	(19.91)%	11/05/07
Investment Company 2020 Retirement	(25.39)%	N/A	N/A	(23.50)%	11/05/07
Investment Company 2025 Retirement	(28.87)%	N/A	N/A	(26.87)%	11/05/07
Investment Company 2030 Retirement	(30.50)%	N/A	N/A	(28.48)%	11/05/07
Investment Company 2035 Retirement	(33.05)%	N/A	N/A	(30.96)%	11/05/07
Investment Company 2040 Retirement	(33.27)%	N/A	N/A	(31.25)%	11/05/07
Investment Company 2045 Retirement	(33.42)%	N/A	N/A	(31.45)%	11/05/07
Investment Company Conservative Allocation	(10.89)%	0.92%	N/A	1.62%	05/20/03
Investment Company Moderate Allocation	(20.48)%	0.10%	N/A	1.96%	05/20/03
Investment Company Aggressive Allocation	(28.76)%	(1.20)%	N/A	1.96%	05/20/03
Investment Company Money Market	1.55%	2.38%	2.30%	3.81%	01/01/85

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Mid-Term Bond	1.04%	2.32%	3.37%	3.82%	02/05/93
Investment Company Bond	(2.51)%	2.12%	3.27%	5.95%	01/01/85
Investment Company DWS Capital Growth	(33.50)%	(1.64)%	(2.67)%	5.92%	01/03/89
Investment Company DWS Bond	(17.42)%	(1.27)%	1.44%	4.23%	01/03/89
Investment Company DWS International	(48.62)%	(0.67)%	(2.32)%	3.79%	01/03/89
Investment Company Fidelity VIP Equity-Income	(43.04)%	(4.52)%	(1.18)%	3.75%	05/01/95
Investment Company Fidelity VIP Contra	(42.90)%	(0.41)%	0.92%	6.89%	05/01/95
Investment Company Fidelity VIP Asset Manager	(29.20)%	(1.41)%	(0.32)%	3.70%	05/01/95
Investment Company Fidelity Mid Cap	(39.85)%	N/A	N/A	(3.44)%	07/01/05
Investment Company Vanguard Diversified Value	(36.64)%	N/A	N/A	(6.55)%	07/01/05
Investment Company Vanguard International	(45.35)%	N/A	N/A	(1.83)%	07/01/05
Investment Company Oppenheimer Main Street	(38.95)%	N/A	N/A	(7.35)%	07/01/05
Investment Company Calvert Social Balanced	(31.86)%	(3.45)%	(1.79)%	3.67%	05/13/91
Investment Company American Century VP Capital Appreciation	(46.47)%	3.18%	3.12%	5.26%	01/03/89

Cumulative Total Returns (Reduced Fee)**
For the Periods Ended December 31, 2008

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	(37.57)%	(15.14)%	(23.40)%	116.40%	02/05/93
Investment Company All America	(35.99)%	(16.45)%	(20.11)%	492.57%	01/01/85
Investment Company Small Cap Value	(28.32)%	N/A	N/A	(14.57)%	07/01/05
Investment Company Small Cap Growth	(34.88)%	N/A	N/A	(18.84)%	07/01/05
Investment Company Mid Cap Value	(33.16)%	N/A	N/A	(18.09)%	07/01/05
Investment Company Mid-Cap Equty Index	(36.81)%	(5.57)%	N/A	31.86%	05/03/99
Investment Company International	(40.53)%	N/A	N/A	(42.43)%	11/05/07
Investment Company Composite	(23.12)%	(5.95)%	(1.59)%	370.43%	01/01/85
Investment Company Retirement Income	(10.32)%	N/A	N/A	(10.39)%	11/05/07
Investment Company 2010 Retirement	(18.09)%	N/A	N/A	(18.79)%	11/05/07
Investment Company 2015 Retirement	(21.62)%	N/A	N/A	(22.69)%	11/05/07
Investment Company 2020 Retirement	(25.39)%	N/A	N/A	(26.69)%	11/05/07
Investment Company 2025 Retirement	(28.87)%	N/A	N/A	(30.42)%	11/05/07
Investment Company 2030 Retirement	(30.50)%	N/A	N/A	(32.19)%	11/05/07
Investment Company 2035 Retirement	(33.05)%	N/A	N/A	(34.91)%	11/05/07
Investment Company 2040 Retirement	(33.27)%	N/A	N/A	(35.22)%	11/05/07
Investment Company 2045 Retirement	(33.42)%	N/A	N/A	(35.44)%	11/05/07
Investment Company Conservative Allocation	(10.89)%	4.69%	N/A	9.46%	05/20/03
Investment Company Moderate Allocation	(20.48)%	0.50%	N/A	11.54%	05/20/03
Investment Company Aggressive Allocation	(28.76)%	(5.86)%	N/A	11.54%	05/20/03
Investment Company Money Market	1.55%	12.48%	25.53%	145.48%	01/01/85
Investment Company Mid-Term Bond	1.04%	12.15%	39.30%	81.60%	02/05/93
Investment Company Bond	(2.51)%	11.06%	37.96%	300.72%	01/01/85
Investment Company DWS Capital Growth	(33.50)%	(7.94)%	(23.71)%	216.06%	01/03/89
Investment Company DWS Bond	(17.42)%	(6.19)%	15.37%	129.09%	01/03/89
Investment Company DWS International	(48.62)%	(3.31)%	(20.92)%	110.50%	01/03/89
Investment Company Fidelity VIP Equity-Income	(43.04)%	(20.65)%	(11.19)%	65.48%	05/01/95
Investment Company Fidelity VIP Contra	(42.90)%	(2.03)%	9.59%	148.84%	05/01/95
Investment Company Fidelity VIP Asset Manager	(29.20)%	(6.85)%	(3.15)%	64.39%	05/01/95
Investment Company Fidelity Mid Cap	(39.85)%	N/A	N/A	(11.55)%	07/01/05
Investment Company Vanguard Diversified Value	(36.64)%	N/A	N/A	(21.15)%	07/01/05
Investment Company Vanguard International	(45.35)%	N/A	N/A	(6.27)%	07/01/05

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Oppenheimer Main Street	(38.95)%	N/A	N/A	(23.49)%	07/01/05
Investment Company Calvert Social Balanced	(31.86)%	(16.10)%	(16.52)%	88.93%	05/13/91
Investment Company American Century VP Capital Appreciation	(46.47)%	16.94%	35.97%	178.90%	01/03/89

**  Returns reflect the deduction of reduced fee charges for the periods shown.

The standard current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2008 was (0.08)%. The reduced fee current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2008 was 0.32%. (These returns do not reflect the $2 monthly charge.)

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date.

The inception dates are for the Funds in Separate Account No. 2.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the smaller average Account Balance for all of our Contracts that invest in the Separate Account No. 2. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a)  Investment Company Money Market Fund,

(b)  Investment Company Mid-Term Bond Fund,

(c)  Investment Company Bond Fund,

(d)  DWS Bond VIP,

(e)  Investment Company Composite Fund,

(f)  Fidelity VIP Asset Manager(SM) Portfolio,

(g)  Calvert Social Balanced Portfolio,

(h)  Fidelity VIP Equity-Income Portfolio,

(i)  Investment Company All America Fund,

(j)  Investment Company Equity Index Fund,

(k)  Investment Company Mid-Cap Equity Index Fund,

(l)  Fidelity VIP Contrafund®,

(m)  DWS Capital Growth VIP,

(n)  DWS International VIP,

(o)  Investment Company International Fund,

(p)  American Century VP Capital Appreciation Fund,

(q)  Investment Company Conservative Allocation Fund,

(r)  Investment Company Moderate Allocation Fund,

(s)  Investment Company Aggressive Allocation Fund,

(t)  Investment Company Small Cap Value Fund,

(u)  Investment Company Small Cap Growth Fund,

(v)  Investment Company Mid Cap Value Fund,

(w)  Fidelity VIP Mid Cap Portfolio,

(x)  Oppenheimer Main Street Fund VA,

(y)  Vanguard Variable Insurance Fund Diversified Portfolio,

(z)  Vanguard Variable Insurance Fund International Portfolio,

(aa)  Retirement Income Fund,

(bb)  2010 Retirement Fund,

(cc)  2015 Retirement Fund,

(dd)  2020 Retirement Fund,

(ee)  2025 Retirement Fund,

(ff)  2030 Retirement Fund,

(gg)  2035 Retirement Fund,

(hh)  2040 Retirement Fund, and

(ii)  2045 Retirement Fund.

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

See "Performance Information for the Separate Accounts" in the Prospectus.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

STATE REGULATION

We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we do business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and records are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

PERIODIC REPORTS

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1)  Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

•  the allocation of contributed amounts to the Separate and General Accounts;

•  the date Deferred Compensation was deducted from your salary or the Contribution was made, as well as any designation of the Contribution as a Designated Roth Contribution (if permitted by your Plan); and

•  the date the amount was credited to your account.

(2)  Interest accrued on amounts allocated for you to the General Account.

(3)  The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account;

(4)  The total amounts of all withdrawals and transfers from the General Account and each Fund; and

(5)  Any change in your plan's status with respect to eligibility for the Reduced Fee.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts and certain legal matters relating to Federal securities laws, have been passed upon by James J. Roth, Executive Vice President and General Counsel of Mutual of America.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2008 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2008, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 19, 2009, covering the December 31, 2008, 2007 and 2006 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, concerning the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the SEC. The SEC has an Internet web site at http://www.sec.gov, or you may write to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2008 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2008, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 19, 2009, covering the December 31, 2008, 2007 and 2006 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2008 are included as follows:

Financial Statements of Mutual of America for 2008, 2007 and 2006 are included as follows:

You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 2 (comprised of the sub-accounts listed in note 1 and collectively referred to as the "Separate Account") as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the underlying mutual funds or their transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 30, 2009

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Money Market Fund—$128,227,837 All America Fund—$296,630,843 Equity Index Fund—$299,771,047) (Notes 1 and 2)	$126,824,917	$164,056,363	$224,433,467
Due From (To) Mutual of America General Account	77,772	46,319	(169,278)
Net Assets	$126,902,689	$164,102,682	$224,264,189
Enhanced Unit Value at December 31, 2008	$2.62	$6.65	$2.26
Number of Enhanced Units Outstanding at December 31, 2008	17,204,597	8,182,807	34,459,223
Standard Unit Value at December 31, 2008	$2.59	$6.56	$2.23
Number of Standard Units Outstanding at December 31, 2008	31,628,570	16,717,528	65,770,871

	Investment Company
	Mid-Cap Equity Index Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Mid-Cap Equity Index Fund—$191,738,084 Mid Cap Value Fund—$20,191,919 Small Cap Growth Fund—$142,660,279 Small Cap Value Fund—$139,335,748) (Notes 1 and 2)	$129,652,208	$13,779,019	$90,860,706	$91,431,971
Due From (To) Mutual of America General Account	(134,521)	(22,436)	(170,382)	(113,467)
Net Assets	$129,517,687	$13,756,583	$90,690,324	$91,318,504
Enhanced Unit Value at December 31, 2008	$1.35	$0.83	$0.82	$0.86
Number of Enhanced Units Outstanding at December 31, 2008	31,154,763	5,215,519	39,034,302	37,223,009
Standard Unit Value at December 31, 2008	$1.33	$0.82	$0.81	$0.85
Number of Standard Units Outstanding at December 31, 2008	65,453,846	11,568,339	72,572,534	69,540,971

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Investment Company
	Composite Fund	Bond Fund	Mid-Term Bond Fund	International Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Composite Fund—$176,611,561 Bond Fund—$122,220,980 Mid-Term Bond Fund—$94,491,912 International Fund—$2,400,770) (Notes 1 and 2)	$131,461,190	$109,619,302	$92,007,544	$1,707,373
Due From (To) Mutual of America General Account	59,795	(81,645)	(100,385)	7,402
Net Assets	$131,520,985	$109,537,657	$91,907,159	$1,714,775
Enhanced Unit Value at December 31, 2008	$4.99	$4.50	$1.90	$0.58
Number of Enhanced Units Outstanding at December 31, 2008	8,424,791	8,714,888	17,242,235	975,324
Standard Unit Value at December 31, 2008	$4.92	$4.43	$1.87	$0.58
Number of Standard Units Outstanding at December 31, 2008	18,190,448	15,861,603	31,694,951	1,998,275

	Investment Company
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Conservative Allocation Fund—$17,927,171 Moderate Allocation Fund—$80,992,653 Aggressive Allocation Fund—$79,222,438) (Notes 1 and 2)	$15,661,512	$63,896,978	$56,186,719
Due From (To) Mutual of America General Account	(28,536)	(33,770)	(49,518)
Net Assets	$15,632,976	$63,863,208	$56,137,201
Enhanced Unit Value at December 31, 2008	$1.11	$1.13	$1.13
Number of Enhanced Units Outstanding at December 31, 2008	4,577,854	18,573,132	16,101,751
Standard Unit Value at December 31, 2008	$1.10	$1.12	$1.12
Number of Standard Units Outstanding at December 31, 2008	9,620,442	38,344,173	33,936,784

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Investment Company
	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Retirement Income Fund—$2,170,449 2010 Retirement Fund—$6,004,508 2015 Retirement Fund—$13,685,377) (Notes 1 and 2)	$1,955,946	$5,165,670	$11,391,435
Due From (To) Mutual of America General Account	33,598	20,478	32,780
Net Assets	$1,989,544	$5,186,148	$11,424,215
Enhanced Unit Value at December 31, 2008	$0.90	$0.81	$0.76
Number of Enhanced Units Outstanding at December 31, 2008	226,449	1,968,932	2,862,920
Standard Unit Value at December 31, 2008	$0.90	$0.80	$0.76
Number of Standard Units Outstanding at December 31, 2008	1,995,065	4,493,632	12,184,791
	Investment Company
	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: 2020 Retirement Fund—$13,881,062 2025 Retirement Fund—$8,955,002 2030 Retirement Fund—$7,883,816) (Notes 1 and 2)	$11,200,779	$7,234,728	$6,163,467
Due From (To) Mutual of America General Account	1,226	170,629	37,507
Net Assets	$11,202,005	$7,405,357	$6,200,974
Enhanced Unit Value at December 31, 2008	$0.72	$0.69	$0.67
Number of Enhanced Units Outstanding at December 31, 2008	3,949,774	2,619,153	2,568,683
Standard Unit Value at December 31, 2008	$0.71	$0.69	$0.67
Number of Standard Units Outstanding at December 31, 2008	11,723,071	8,163,264	6,651,645

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Investment Company
	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: 2035 Retirement Fund—$5,224,057 2040 Retirement Fund—$4,399,772 2045 Retirement Fund—$4,430,301) (Notes 1 and 2)	$4,051,635	$3,419,804	$3,528,925
Due From (To) Mutual of America General Account	20,383	(3,460)	21,666
Net Assets	$4,072,018	$3,416,344	$3,550,591
Enhanced Unit Value at December 31, 2008	$0.65	$0.64	$0.64
Number Of Enhanced Units Outstanding at December 31, 2008	1,605,632	1,344,212	1,499,185
Standard Unit Value at December 31, 2008	$0.65	$0.64	$0.64
Number of Standard Units Outstanding at December 31, 2008	4,644,017	3,978,039	4,062,423

	DWS			American Century
	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund	VP Capital Appreciation Fund
Assets:
Investments in DWS Variable Series I Portfolios and American Century VP Capital Appreciation Fund at market value (Cost: DWS Bond VIP Fund—$44,969,460 DWS Capital Growth VIP Fund—$212,096,710 DWS International VIP Fund—$121,783,180 American Century VP Capital Appreciation Fund—$162,235,108) (Notes 1 and 2)	$36,067,413	$171,970,368	$87,019,671	$115,720,356
Due From (To) Mutual of America General Account	(17,971)	(122,193)	(16,951)	(63,119)
Net Assets	$36,049,442	$171,848,175	$87,002,720	$115,657,237
Enhanced Unit Value at December 31, 2008	$15.43	$28.30	$13.77	$14.93
Number of Enhanced Units Outstanding at December 31, 2008	875,589	2,170,957	2,285,158	2,566,652
Standard Unit Value at December 31, 2008	$15.22	$27.91	$13.58	$14.72
Number of Standard Units Outstanding at December 31, 2008	1,480,803	3,955,549	4,087,517	5,252,527

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Calvert	Fidelity
	Social Balanced Fund	VIP Equity- Income Fund	VIP Contra Fund	VIP Asset Manager Fund
Assets:
Investments in Calvert Social Balanced Portfolio and Fidelity Portfolios at market value (Cost: Calvert Social Balanced Fund—$84,650,033 Fidelity VIP Equity-Income Fund—$237,483,528 Fidelity VIP Contrafund—$535,322,243 Fidelity VIP Asset Manager Fund—$108,887,664) (Notes 1 and 2)	$57,574,873	$139,537,542	$328,779,839	$75,564,224
Due From (To) Mutual of America General Account	5,000	(78,285)	(27,355)	(27,290)
Net Assets	$57,579,873	$139,459,257	$328,752,484	$75,536,934
Enhanced Unit Value at December 31, 2008	$2.61	$27.98	$29.47	$23.94
Number of Enhanced Units Outstanding at December 31, 2008	6,317,312	1,802,794	3,711,075	1,029,792
Standard Unit Value at December 31, 2008	$2.57	$27.59	$29.06	$23.60
Number of Standard Units Outstanding at December 31, 2008	15,958,643	3,225,891	7,550,666	2,155,795
	Fidelity	Vanguard		Oppenheimer
	VIP Mid Cap Fund	Diversified Value Fund	International Fund	Main Street Fund
Assets:
Investments in Fidelity VIP Mid Cap Portfolio, Vanguard Portfolios and Oppenheimer Main Street Fund at market value (Cost: Fidelity VIP Mid Cap Fund—$87,525,006 Vanguard Diversified Value Fund—$61,492,435 Vanguard International Fund—$119,506,631 Oppenheimer Main Street Fund—$12,600,363) (Notes 1 and 2)	$49,973,229	$39,053,023	$70,531,921	$8,134,123
Due From (To) Mutual of America General Account	(15,128)	26,554	3,767	65
Net Assets	$49,958,101	$39,079,577	$70,535,688	$8,134,188
Enhanced Unit Value at December 31, 2008	$27.32	$11.14	$13.99	$15.82
Number of Enhanced Units Outstanding at December 31, 2008	559,050	1,143,225	1,643,438	193,580
Standard Unit Value at December 31, 2008	$26.94	$10.98	$13.80	$15.60
Number of Standard Units Outstanding at December 31, 2008	1,287,486	2,398,345	3,446,239	325,026

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2008

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Mid-Cap Equity Index Fund	Mid Cap Value Fund	Small Cap Growth Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$3,542,435	$2,978,931	$5,016,235	$2,296,544	$307,750	$—
Expenses (Note 3)	931,006	1,737,503	2,307,303	1,384,175	126,834	888,455
Net Investment Income (Loss)	2,611,429	1,241,428	2,708,932	912,369	180,916	(888,455)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	162,897	(10,721,077)	1,280,107	(1,439,092)	(271,858)	(2,045,373)
Realized gain distributions	12,323	5,766,831	901,782	3,869,325	—	2,241,605
Net realized gain (loss) on investments	175,220	(4,954,246)	2,181,889	2,430,233	(271,858)	196,232
Net unrealized appreciation (depreciation) of investments	(814,407)	(92,751,822)	(141,755,428)	(81,140,371)	(6,360,797)	(48,474,672)
Net Realized and Unrealized Gain (Loss) on Investments	(639,187)	(97,706,068)	(139,573,539)	(78,710,138)	(6,632,655)	(48,278,440)
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,972,242	$(96,464,640)	$(136,864,607)	$(77,797,769)	$(6,451,739)	$(49,166,895)
	Investment Company
	Small Cap Value Fund	Composite Fund	Bond Fund	Mid-Term Bond Fund	International Fund	Conservative Allocation Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$1,312,951	$4,942,204	$5,828,647	$3,715,386	$52,526	$613,930
Expenses (Note 3)	849,305	1,262,291	861,673	672,603	8,527	123,374
Net Investment Income (Loss)	463,646	3,679,913	4,966,974	3,042,783	43,999	490,556
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(2,717,933)	(2,645,943)	(483,565)	71,429	(30,600)	(233,474)
Realized gain distributions	42,051	—	—	—	—	89,273
Net realized gain (loss) on investments	(2,675,882)	(2,645,943)	(483,565)	71,429	(30,600)	(144,201)
Net unrealized appreciation (depreciation) of investments	(35,569,393)	(42,554,744)	(7,505,556)	(2,924,084)	(678,182)	(2,246,572)
Net Realized and Unrealized Gain (Loss) on Investments	(38,245,275)	(45,200,687)	(7,989,121)	(2,852,655)	(708,782)	(2,390,773)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(37,781,629)	$(41,520,774)	$(3,022,147)	$190,128	$(664,783)	$(1,900,217)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2008

	Investment Company
	Moderate Allocation Fund	Aggressive Allocation Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$2,142,630	$1,523,451	$70,451	$173,941	$362,304	$348,957
Expenses (Note 3)	536,829	490,533	12,470	22,784	62,481	59,274
Net Investment Income (Loss)	1,605,801	1,032,918	57,981	151,157	299,823	289,683
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(565,874)	(480,383)	(36,325)	(66,477)	(181,634)	(75,264)
Realized gain distributions	460,143	458,658	1,380	19,432	48,174	51,174
Net realized gain (loss) on investments	(105,731)	(21,725)	(34,945)	(47,045)	(133,460)	(24,090)
Net unrealized appreciation (depreciation) of investments	(17,136,428)	(22,329,864)	(192,885)	(799,896)	(2,189,041)	(2,573,966)
Net Realized and Unrealized Gain (Loss) on Investments	(17,242,159)	(22,351,589)	(227,830)	(846,941)	(2,322,501)	(2,598,056)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(15,636,358)	$(21,318,671)	$(169,849)	$(695,784)	$(2,022,678)	$(2,308,373)

	Investment Company
	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$205,212	$166,554	$98,421	$80,863	$82,282
Expenses (Note 3)	32,027	29,468	17,620	15,245	13,857
Net Investment Income (Loss)	173,185	137,086	80,801	65,618	68,425
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(45,239)	(28,608)	(9,458)	(10,225)	(8,687)
Realized gain distributions	37,085	39,782	29,685	27,158	24,188
Net realized gain (loss) on investments	(8,154)	11,174	20,227	16,933	15,501
Net unrealized appreciation (depreciation) of investments	(1,695,444)	(1,665,103)	(1,147,550)	(958,523)	(888,204)
Net Realized and Unrealized Gain (Loss) on Investments	(1,703,598)	(1,653,929)	(1,127,323)	(941,590)	(872,703)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,530,413)	$(1,516,843)	$(1,046,522)	$(875,972)	$(804,278)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2008

	DWS			American Century	Calvert	Fidelity
	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund	VP Capital Appreciation Fund	Social Balanced Fund	VIP Equity-Income Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$2,421,079	$—	$1,997,601	$—	$1,915,572	$5,142,773
Expenses (Note 3)	325,102	1,772,092	1,076,791	948,958	586,601	1,345,218
Net Investment Income (Loss)	2,095,977	(1,772,092)	920,810	(948,958)	1,328,971	3,797,555
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(439,802)	1,557,786	1,722,181	4,369,309	(746,392)	(4,063,773)
Realized gain distributions	—	2,515,440	25,978,474	15,193,774	1,070,159	217,760
Net realized gain (loss) on investments	(439,802)	4,073,226	27,700,655	19,563,083	323,767	(3,846,013)
Net unrealized appreciation (depreciation) of investments	(9,519,244)	(91,634,898)	(115,239,231)	(126,826,478)	(28,775,455)	(109,076,321)
Net Realized and Unrealized Gain (Loss) on Investments	(9,959,046)	(87,561,672)	(87,538,576)	(107,263,395)	(28,451,688)	(112,922,334)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(7,863,069)	$(89,333,764)	$(86,617,766)	$(108,212,353)	$(27,122,717)	$(109,124,779)
	Fidelity			Vanguard		Oppenheimer
	VIP Contra Fund	VIP Asset Manager Fund	VIP Mid Cap Fund	Diversified Value Fund	International Fund	Main Street Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$4,750,801	$2,612,424	$319,047	$1,416,684	$2,379,853	$141,744
Expenses (Note 3)	3,158,422	623,342	452,205	379,097	748,476	74,528
Net Investment Income (Loss)	1,592,379	1,989,082	(133,158)	1,037,587	1,631,377	67,216
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(6,922,799)	(1,658,546)	(2,091,664)	(1,405,307)	(1,997,186)	(252,886)
Realized gain distributions	13,942,553	8,931,732	10,738,256	2,978,668	8,353,769	615,889
Net realized gain (loss) on investments	7,019,754	7,273,186	8,646,592	1,573,361	6,356,583	363,003
Net unrealized appreciation (depreciation) of investments	(261,848,089)	(41,444,452)	(41,069,513)	(24,545,140)	(63,937,635)	(5,238,704)
Net Realized and Unrealized Gain (Loss) on Investments	(254,828,335)	(34,171,266)	(32,422,921)	(22,971,779)	(57,581,052)	(4,875,701)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(253,235,956)	$(32,182,184)	$(32,556,079)	$(21,934,192)	$(55,949,675)	$(4,808,485)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Money Market Fund		All America Fund		Equity Index Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,611,429	$4,752,590	$1,241,428	$1,838,203	$2,708,932	$4,002,301
Net realized gain (loss) on investments	175,220	225,736	(4,954,246)	27,297,114	2,181,889	13,077,172
Net unrealized appreciation (depreciation) of investments	(814,407)	(461,999)	(92,751,822)	(17,909,339)	(141,755,428)	(11,103)
Net Increase (Decrease) in net assets resulting from operations	1,972,242	4,516,327	(96,464,640)	11,225,978	(136,864,607)	17,068,370
From Unit Transactions:
Contributions	21,485,554	24,746,192	16,214,829	23,002,460	36,006,729	43,862,023
Withdrawals	(22,265,776)	(18,260,254)	(25,495,134)	(34,533,976)	(31,157,438)	(39,951,007)
Net transfers	(3,601,723)	29,070,952	(20,380,393)	(24,147,573)	(26,884,828)	(24,774,407)
Contract fees	(123,429)	(115,460)	(85,620)	(100,668)	(102,239)	(115,061)
Net Increase (Decrease) from unit transactions	(4,505,374)	35,441,430	(29,746,318)	(35,779,757)	(22,137,776)	(20,978,452)
Net Increase (Decrease) in Net Assets	(2,533,132)	39,957,757	(126,210,958)	(24,553,779)	(159,002,383)	(3,910,082)
Net Assets:
Beginning of Year	129,435,821	89,478,064	290,313,640	314,867,419	383,266,572	387,176,654
End of Year	$126,902,689	$129,435,821	$164,102,682	$290,313,640	$224,264,189	$383,266,572
	Investment Company
	Mid-Cap Equity Index Fund		Mid-Cap Value Fund		Small Cap Growth Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$912,369	$1,637,592	$180,916	$80,566	$(888,455)	$(1,153,758)
Net realized gain (loss) on investments	2,430,233	24,963,361	(271,858)	529,101	196,232	20,580,791
Net unrealized appreciation (depreciation) of investments	(81,140,371)	(11,669,481)	(6,360,797)	(914,615)	(48,474,672)	(13,594,621)
Net Increase (Decrease) in net assets resulting from operations	(77,797,769)	14,931,472	(6,451,739)	(304,948)	(49,166,895)	5,832,412
From Unit Transactions:
Contributions	26,265,136	33,827,542	4,390,846	6,346,411	14,159,480	17,861,451
Withdrawals	(19,484,834)	(24,707,984)	(1,473,645)	(2,217,717)	(11,656,610)	(15,302,884)
Net transfers	(25,238,588)	(11,894,579)	(1,007,765)	956,924	(8,692,255)	(10,381,899)
Contract fees	(41,733)	(46,370)	(1,098)	(939)	(1,429)	(1,030)
Net Increase (Decrease) from unit transactions	(18,500,019)	(2,821,391)	1,908,338	5,084,679	(6,190,814)	(7,824,362)
Net Increase (Decrease) in Net Assets	(96,297,788)	12,110,081	(4,543,401)	4,779,731	(55,357,709)	(1,991,950)
Net Assets:
Beginning of Year	225,815,475	213,705,394	18,299,984	13,520,253	146,048,033	148,039,983
End of Year	$129,517,687	$225,815,475	$13,756,583	$18,299,984	$90,690,324	$146,048,033

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Small Cap Value Fund		Composite Fund		Bond Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$463,646	$266,988	$3,679,913	$4,035,111	$4,966,974	$4,470,637
Net realized gain (loss) on investments	(2,675,882)	14,693,298	(2,645,943)	(430,304)	(483,565)	(200,730)
Net unrealized appreciation (depreciation) of investments	(35,569,393)	(21,357,357)	(42,554,744)	7,607,746	(7,505,556)	731,689
Net Increase (Decrease) in net assets resulting from operations	(37,781,629)	(6,397,071)	(41,520,774)	11,212,553	(3,022,147)	5,001,596
Increase in net assets from distributions of return of capital	963,273	—	—	—	—	—
From Unit Transactions:
Contributions	13,981,040	20,261,816	11,155,751	13,516,036	17,876,591	16,878,281
Withdrawals	(11,393,805)	(16,665,931)	(19,438,483)	(23,605,225)	(12,733,756)	(11,777,725)
Net transfers	(10,242,379)	(19,737,640)	(11,212,738)	(9,477,598)	(468,753)	2,855,304
Contract fees	(19,119)	(22,800)	(79,291)	(90,330)	(94,908)	(97,986)
Net Increase (Decrease) from unit transactions	(7,674,263)	(16,164,555)	(19,574,761)	(19,657,117)	4,579,174	7,857,874
Net Increase (Decrease) in Net Assets	(44,492,619)	(22,561,626)	(61,095,535)	(8,444,564)	1,557,027	12,859,470
Net Assets:
Beginning of Year	135,811,123	158,372,749	192,616,520	201,061,084	107,980,630	95,121,160
End of Year	$91,318,504	$135,811,123	$131,520,985	$192,616,520	$109,537,657	$107,980,630
	Investment Company
	Mid-Term Bond Fund		International Fund		Conservative Allocation Fund
	2008	2007	2008	2007 (a)	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,042,783	$2,008,212	$43,999	$8,525	$490,556	$430,195
Net realized gain (loss) on investments	71,429	8,851	(30,600)	465	(144,201)	172,242
Net unrealized appreciation (depreciation) of investments	(2,924,084)	1,711,374	(678,182)	(15,215)	(2,246,572)	13,219
Net Increase (Decrease) in net assets resulting from operations	190,128	3,728,437	(664,783)	(6,225)	(1,900,217)	615,656
From Unit Transactions:
Contributions	15,519,746	9,102,215	1,794,766	95,120	4,843,664	3,845,993
Withdrawals	(11,573,752)	(7,357,877)	(151,308)	—	(1,971,139)	(1,568,062)
Net transfers	23,890,041	(950,849)	222,588	424,813	835,053	1,815,379
Contract fees	(73,445)	(73,890)	(196)	—	(8,838)	(7,174)
Net Increase (Decrease) from unit transactions	27,762,590	719,599	1,865,850	519,933	3,698,740	4,086,136
Net Increase (Decrease) in Net Assets	27,952,718	4,448,036	1,201,067	513,708	1,798,523	4,701,792
Net Assets:
Beginning of Period/Year	63,954,441	59,506,405	513,708	—	13,834,453	9,132,661
End of Period/Year	$91,907,159	$63,954,441	$1,714,775	$513,708	$15,632,976	$13,834,453

(a) For the period from November 5, 2007 (commencement of operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Moderate Allocation Fund		Aggressive Allocation Fund		Retirement Income Fund
	2008	2007	2008	2007	2008	2007 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,605,801	$1,841,880	$1,032,918	$1,308,149	$57,981	$18,353
Net realized gain (loss) on investments	(105,731)	2,374,036	(21,725)	3,432,971	(34,945)	3,730
Net unrealized appreciation (depreciation) of investments	(17,136,428)	(974,667)	(22,329,864)	(2,437,998)	(192,885)	(21,618)
Net Increase (Decrease) in net assets resulting from operations	(15,636,358)	3,241,249	(21,318,671)	2,303,122	(169,849)	465
From Unit Transactions:
Contributions	20,105,219	20,771,186	20,000,210	23,386,764	1,384,138	23,592
Withdrawals	(9,682,528)	(8,614,531)	(7,503,510)	(6,529,611)	(621,580)	(317)
Net transfers	(4,800,282)	3,563,654	(4,476,105)	1,243,016	867,355	506,269
Contract fees	(32,769)	(27,886)	(30,619)	(24,755)	(520)	(9)
Net Increase (Decrease) from unit transactions	5,589,640	15,692,423	7,989,976	18,075,414	1,629,393	529,535
Net Increase (Decrease) in Net Assets	(10,046,718)	18,933,672	(13,328,695)	20,378,536	1,459,544	530,000
Net Assets:
Beginning of Period/Year	73,909,926	54,976,254	69,465,896	49,087,360	530,000	—
End of Period/Year	$63,863,208	$73,909,926	$56,137,201	$69,465,896	$1,989,544	$530,000
	Investment Company
	2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
	2008	2007 (a)	2008	2007 (a)	2008	2007 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$151,157	$26,839	$299,823	$63,585	$289,683	$61,230
Net realized gain (loss) on investments	(47,045)	9,956	(133,460)	45,382	(24,090)	55,236
Net unrealized appreciation (depreciation) of investments	(799,896)	(38,942)	(2,189,041)	(104,901)	(2,573,966)	(106,317)
Net Increase (Decrease) in net assets resulting from operations	(695,784)	(2,147)	(2,022,678)	4,066	(2,308,373)	10,149
From Unit Transactions:
Contributions	1,828,451	141,792	6,131,956	562,746	6,861,685	843,737
Withdrawals	(301,666)	(200)	(387,445)	(6,381)	(832,792)	—
Net transfers	3,457,202	759,314	5,139,756	2,004,422	4,913,408	1,717,227
Contract fees	(778)	(36)	(2,200)	(27)	(2,962)	(74)
Net Increase (Decrease) from unit transactions	4,983,209	900,870	10,882,067	2,560,760	10,939,339	2,560,890
Net Increase (Decrease) in Net Assets	4,287,425	898,723	8,859,389	2,564,826	8,630,966	2,571,039
Net Assets:
Beginning of Period/Year	898,723	—	2,564,826	—	2,571,039	—
End of Period/Year	$5,186,148	$898,723	$11,424,215	$2,564,826	$11,202,005	$2,571,039

(a) For the period from November 5, 2007 (commencement of operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	2025 Retirement Fund		2030 Retirement Fund		2035 Retirement Fund
	2008	2007 (a)	2008	2007 (a)	2008	2007 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$173,185	$14,570	$137,086	$23,138	$80,801	$8,170
Net realized gain (loss) on investments	(8,154)	18,425	11,174	36,543	20,227	16,316
Net unrealized appreciation (depreciation) of investments	(1,695,444)	(24,830)	(1,665,103)	(55,246)	(1,147,550)	(24,872)
Net Increase (Decrease) in net assets resulting from operations	(1,530,413)	8,165	(1,516,843)	4,435	(1,046,522)	(386)
From Unit Transactions:
Contributions	5,077,791	315,473	3,962,902	322,241	3,514,960	165,325
Withdrawals	(506,074)	(7,000)	(317,213)	—	(240,937)	0
Net transfers	3,606,279	443,786	2,903,325	844,598	1,325,670	356,394
Contract fees	(2,614)	(36)	(2,430)	(41)	(2,458)	(28)
Net Increase (Decrease) from unit transactions	8,175,382	752,223	6,546,584	1,166,798	4,597,235	521,691
Net Increase (Decrease) in Net Assets	6,644,969	760,388	5,029,741	1,171,233	3,550,713	521,305
Net Assets:
Beginning of Period/Year	760,388	—	1,171,233	—	521,305	—
End of Period/Year	$7,405,357	$760,388	$6,200,974	$1,171,233	$4,072,018	$521,305

	Investment Company
	2040 Retirement Fund		2045 Retirement Fund
	2008	2007 (a)	2008	2007 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$65,618	$6,776	$68,425	$3,741
Net realized gain (loss) on investments	16,933	15,211	15,501	9,527
Net unrealized appreciation (depreciation) of investments	(958,523)	(21,445)	(888,204)	(13,172)
Net Increase (Decrease) in net assets resulting from operations	(875,972)	542	(804,278)	96
From Unit Transactions:
Contributions	3,034,888	259,066	3,483,950	95,948
Withdrawals	(276,182)	(4,000)	(290,324)	—
Net transfers	1,119,029	161,438	878,413	190,281
Contract fees	(2,444)	(21)	(3,461)	(34)
Net Increase (Decrease) from unit transactions	3,875,291	416,483	4,068,578	286,195
Net Increase (Decrease) in Net Assets	2,999,319	417,025	3,264,300	286,291
Net Assets:
Beginning of Period/Year	417,025	—	286,291	—
End of Period/Year	$3,416,344	$417,025	$3,550,591	$286,291

(a) For the period from November 5, 2007 (commencement of operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	DWS
	Bond VIP Fund		Capital Growth VIP Fund		International VIP Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,095,977	$1,776,553	$(1,772,092)	$(385,373)	$920,810	$2,979,751
Net realized gain (loss) on investments	(439,802)	17,970	4,073,226	4,970,637	27,700,655	5,377,316
Net unrealized appreciation (depreciation) of investments	(9,519,244)	(291,993)	(91,634,898)	26,756,475	(115,239,231)	14,627,067
Net Increase (Decrease) in net assets resulting from operations	(7,863,069)	1,502,530	(89,333,764)	31,341,739	(86,617,766)	22,984,134
From Unit Transactions:
Contributions	5,642,356	6,494,884	17,263,578	20,592,970	16,123,903	20,813,090
Withdrawals	(5,097,421)	(5,003,069)	(23,281,360)	(32,210,048)	(15,383,606)	(18,048,674)
Net transfers	(3,200,349)	(27,532)	(15,618,426)	(23,793,371)	(13,945,202)	(7,899,878)
Contract fees	(35,263)	(39,711)	(35,340)	(40,310)	(13,872)	(14,366)
Net Increase (Decrease) from unit transactions	(2,690,677)	1,424,572	(21,671,548)	(35,450,759)	(13,218,777)	(5,149,828)
Net Increase (Decrease) in Net Assets	(10,553,746)	2,927,102	(111,005,312)	(4,109,020)	(99,836,543)	17,834,306
Net Assets:
Beginning of Year	46,603,188	43,676,086	282,853,487	286,962,507	186,839,263	169,004,957
End of Year	$36,049,442	$46,603,188	$171,848,175	$282,853,487	$87,002,720	$186,839,263
	American Century		Calvert		Fidelity
	VP Capital Appreciation Fund		Social Balanced Fund		VIP Equity-Income Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(948,958)	$(928,965)	$1,328,971	$1,443,445	$3,797,555	$3,205,597
Net realized gain (loss) on investments	19,563,083	3,041,888	323,767	5,371,887	(3,846,013)	28,242,847
Net unrealized appreciation (depreciation) of investments	(126,826,478)	62,189,024	(28,775,455)	(5,165,572)	(109,076,321)	(28,093,391)
Net Increase (Decrease) in net assets resulting from operations	(108,212,353)	64,301,947	(27,122,717)	1,649,760	(109,124,779)	3,355,053
From Unit Transactions:
Contributions	23,265,255	23,437,569	10,484,221	13,013,952	25,230,916	35,487,513
Withdrawals	(18,782,819)	(18,807,603)	(7,154,450)	(8,338,143)	(24,270,878)	(32,024,439)
Net transfers	(34,694,644)	72,567,109	(5,455,965)	(4,406,800)	(23,498,023)	(28,619,304)
Contract fees	(15,968)	(14,109)	(56,721)	(62,467)	(109,995)	(124,847)
Net Increase (Decrease) from unit transactions	(30,228,176)	77,182,966	(2,182,915)	206,542	(22,647,980)	(25,281,077)
Net Increase (Decrease) in Net Assets	(138,440,529)	141,484,913	(29,305,632)	1,856,302	(131,772,759)	(21,926,024)
Net Assets:
Beginning of Year	254,097,766	112,612,853	86,885,505	85,029,203	271,232,016	293,158,040
End of Year	$115,657,237	$254,097,766	$57,579,873	$86,885,505	$139,459,257	$271,232,016

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity
	VIP Contra Fund		VIP Asset Manager Fund		VIP Mid Cap Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,592,379	$1,777,693	$1,989,082	$4,821,560	$(133,158)	$163,964
Net realized gain (loss) on investments	7,019,754	152,150,120	7,273,186	2,540,200	8,646,592	4,275,576
Net unrealized appreciation (depreciation) of investments	(261,848,089)	(68,571,684)	(41,444,452)	4,519,212	(41,069,513)	2,448,774
Net Increase (Decrease) in net assets resulting from operations	(253,235,956)	85,356,129	(32,182,184)	11,880,972	(32,556,079)	6,888,314
From Unit Transactions:
Contributions	58,123,875	68,503,851	16,309,587	12,351,499	15,611,066	15,744,522
Withdrawals	(48,819,274)	(54,266,947)	(11,907,930)	(8,802,546)	(6,546,882)	(4,389,273)
Net transfers	(38,900,864)	(3,813,691)	6,063,707	664,252	(7,644,856)	19,902,743
Contract fees	(83,336)	(80,937)	(63,779)	(65,299)	(2,993)	(2,151)
Net Increase (Decrease) from unit transactions	(29,679,599)	10,342,276	10,401,585	4,147,906	1,416,335	31,255,841
Net Increase (Decrease) in Net Assets	(282,915,555)	95,698,405	(21,780,599)	16,028,878	(31,139,744)	38,144,155
Net Assets:
Beginning of Year	611,668,039	515,969,634	97,317,533	81,288,655	81,097,845	42,953,690
End of Year	$328,752,484	$611,668,039	$75,536,934	$97,317,533	$49,958,101	$81,097,845
	Vanguard				Oppenheimer
	Diversified Value Fund		International Fund		Main Street Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,037,587	$472,309	$1,631,377	$572,279	$67,216	$20,423
Net realized gain (loss) on investments	1,573,361	2,420,360	6,356,583	3,194,011	363,003	170,394
Net unrealized appreciation (depreciation) of investments	(24,545,140)	(1,879,058)	(63,937,635)	7,872,660	(5,238,704)	105,940
Net Increase (Decrease) in net assets resulting from operations	(21,934,192)	1,013,611	(55,949,675)	11,638,950	(4,808,485)	296,757
From Unit Transactions:
Contributions	11,672,881	16,743,412	31,321,176	35,819,570	3,288,972	3,107,207
Withdrawals	(5,924,135)	(6,243,209)	(10,413,975)	(8,820,457)	(1,183,556)	(860,894)
Net transfers	(7,596,049)	1,572,924	(9,389,421)	21,880,570	(750,430)	553,644
Contract fees	(5,106)	(3,733)	(3,972)	(3,049)	(1,320)	(778)
Net Increase (Decrease) from unit transactions	(1,852,409)	12,069,394	11,513,808	48,876,634	1,353,666	2,799,179
Net Increase (Decrease) in Net Assets	(23,786,601)	13,083,005	(44,435,867)	60,515,584	(3,454,819)	3,095,936
Net Assets:
Beginning of Year	62,866,178	49,783,173	114,971,555	54,455,971	11,589,007	8,493,071
End of Year	$39,079,577	$62,866,178	$70,535,688	$114,971,555	$8,134,188	$11,589,007

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust. Separate Account No. 2 consists of 35 distinct funds. Each invests in shares of one of 23 funds of Mutual of America Investment Corporation (the "Investment Company"): the Money Market, All America, Equity Index, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Mid-Term Bond, International, Conservative Allocation, Moderate Allocation, Aggressive Allocation (together, these latter three Funds may be referred to as the "Allocation Funds"), Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement and 2045 Retirement (together, these latter nine Funds may be referred to as the "Retirement Funds") Funds; three portfolios of DWS Variable Series I ("DWS"): the Bond, Capital Growth and International Portfolios; the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. ("American Century"); the Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert"); the Equity-Income, Contrafund, Asset Manager and Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds ("Fidelity"); the Diversified Value and International Portfolios of Vanguard Variable Insurance Fund ("Vanguard"); and the Oppenheimer Main Street Fund/VA of Oppenheimer Variable Account Funds ("Oppenheimer").

The Investment Company Allocation Funds became available to Separate Account No. 2 as investment alternatives on May 20, 2003. The Investment Company Mid Cap Value, Small Cap Growth and Small Cap Value Funds, the Fidelity Mid Cap Portfolio, the Vanguard Diversified Value and International Portfolios and the Oppenheimer Main Street Fund/VA became available to Separate Account No. 2 as investment alternatives on July 1, 2005. The Investment Company International and Retirement Funds became available to Separate Account No. 2 as investment alternatives on November 5, 2007.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Company, which are in conformity with U.S. generally accepted accounting principles:

Fair Value — Effective January 1, 2008, the Separate Account No. 2 adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a single definition of fair value, institutes a framework for measuring fair value and expands disclosures about fair value measurements. Fair value is an estimate of the price the Separate Account would receive upon selling a security in an orderly arms-length transaction. SFAS 157 establishes a three-level valuation hierarchy for measurement and

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•	Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of December 31, 2008, management determined that the fair value inputs for all of Separate Account No. 2 investments, which consist solely of investments in mutual funds registered with the Securities and Exchange Commission, were considered Level 1. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value Separate Account No. 2's net assets as of December 31, 2008, by SFAS 157 valuation hierarchy:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Market Value:
Investment Company Funds:
Money Market Fund	$126,824,917	—	—	$126,824,917
All America Fund	$164,056,363	—	—	$164,056,363
Equity Index Fund	$224,433,467	—	—	$224,433,467
Mid-Cap Equity Index Fund	$129,652,208	—	—	$129,652,208
Mid Cap Value Fund	$13,779,019	—	—	$13,779,019
Small Cap Growth Fund	$90,860,706	—	—	$90,860,706
Small Cap Value Fund	$91,431,971	—	—	$91,431,971
Composite Fund	$131,461,190	—	—	$131,461,190
Bond Fund	$109,619,302	—	—	$109,619,302
Mid-Term Bond Fund	$92,007,544	—	—	$92,007,544
International Fund	$1,707,373	—	—	$1,707,373
Conservative Allocation Fund	$15,661,512	—	—	$15,661,512
Moderate Allocation Fund	$63,896,978	—	—	$63,896,978
Aggressive Allocation Fund	$56,186,719	—	—	$56,186,719
Retirement Income Fund	$1,955,946	—	—	$1,955,946
2010 Retirement Fund	$5,165,670	—	—	$5,165,670
2015 Retirement Fund	$11,391,435	—	—	$11,391,435
2020 Retirement Fund	$11,200,779	—	—	$11,200,779
2025 Retirement Fund	$7,234,728	—	—	$7,234,728
2030 Retirement Fund	$6,163,467	—	—	$6,163,467
2035 Retirement Fund	$4,051,635	—	—	$4,051,635
2040 Retirement Fund	$3,419,804	—	—	$3,419,804
2045 Retirement Fund	$3,528,925	—	—	$3,528,925

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
DWS Portfolios:
Bond Fund — Class "A"	$36,067,413	—	—	$36,067,413
Capital Growth Fund — Class "A"	$171,970,368	—	—	$171,970,368
International Fund — Class "A"	$87,019,671	—	—	$87,019,671
American Century VP Capital Appreciation Fund	$115,720,356	—	—	$115,720,356
Calvert Social Balanced Portfolio	$57,574,873	—	—	$57,574,873
Fidelity Portfolios:
Equity-Income — "Initial" Class	$139,537,542	—	—	$139,537,542
Contrafund — "Initial" Class	$328,779,839	—	—	$328,779,839
Asset Manager Fund — "Initial" Class	$75,564,224	—	—	$75,564,224
Mid Cap — "Initial" Class	$49,973,229	—	—	$49,973,229
Vanguard Portfolios:
Diversified Value	$39,053,023	—	—	$39,053,023
International	$70,531,921	—	—	$70,531,921
Oppenheimer Main Street Fund/VA	$8,134,123	—	—	$8,134,123

Investment Valuation — Investments are made in shares of the Investment Company, DWS, American Century, Calvert, Fidelity, Vanguard and Oppenheimer ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions are recognized on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends paid to the Funds of Separate Account No. 2 have no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

Federal Income Taxes — Separate Account No. 2 is treated as a part of the Company and not taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments

The number of shares owned by Separate Account No. 2 (rounded to the nearest share) and their respective net asset values (rounded to the nearest cent) per share at December 31, 2008 were as follows:

	Number of Shares	Net Asset Value
Investment Company Funds:
Money Market Fund	104,963,187	$1.21
All America Fund	142,089,596	1.15
Equity Index Fund	151,666,141	1.48
Mid-Cap Equity Index Fund	140,146,441	0.93
Mid Cap Value Fund	17,439,368	0.79
Small Cap Growth Fund	129,855,178	0.70
Small Cap Value Fund	122,328,473	0.75
Composite Fund	109,129,452	1.20
Bond Fund	93,091,232	1.18
Mid-Term Bond Fund	98,056,453	0.94
International Fund	3,085,492	0.55
Conservative Allocation Fund	17,648,007	0.89
Moderate Allocation Fund	72,845,294	0.88
Aggressive Allocation Fund	65,294,597	0.86
Retirement Income Fund	2,343,949	0.83
2010 Retirement Fund	6,938,460	0.74
2015 Retirement Fund	16,178,625	0.70
2020 Retirement Fund	16,899,923	0.66
2025 Retirement Fund	11,359,338	0.64
2030 Retirement Fund	9,912,315	0.62
2035 Retirement Fund	6,722,719	0.60
2040 Retirement Fund	5,772,181	0.59
2045 Retirement Fund	5,983,713	0.59
DWS Portfolios:
Bond Fund — Class "A"	6,557,702	5.50
Capital Growth Fund — Class "A"	12,691,540	13.55
International Fund — Class "A"	13,346,575	6.52
American Century VP Capital Appreciation Fund	14,574,352	7.94
Calvert Social Balanced Portfolio	46,133,712	1.25
Fidelity Portfolios:
Equity-Income — "Initial" Class	10,587,067	13.18
Contrafund — "Initial" Class	21,363,212	15.39
Asset Manager Fund — "Initial" Class	7,329,217	10.31
Mid Cap — "Initial" Class	2,711,515	18.43
Vanguard Portfolios:
Diversified Value	4,080,776	9.57
International	5,977,281	11.81
Oppenheimer Main Street Fund/VA	558,662	14.56

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Expenses

The following charges are made by the Company from the value of net assets of the funds represented by Standard Units:

Administrative Charges — In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate is .15% and, each Fidelity fund, for which the annual rate is .30%. The lower charges for the American Century and Fidelity funds are due to reimbursements received from affiliates of American Century Variable Portfolios, Inc. and Fidelity.

Distribution Expense Charge — As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

Expense Risk Charge — For assuming expense risks under the Contracts, the Company deducts daily, at an annual rate of .15%, an amount from the value of the net assets of each fund.

Effective July 1, 2005, the Total Separate Account Annual Expenses outlined above were reduced to 0.50% (0.25% for the American Century Capital Appreciation Fund and 0.40% for the Fidelity VIP Funds) for Participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter), where the employer is using Hotline Plus. Those participants are issued Enhanced Units in the Separate Account. For the period July 1, 2005 through September 30, 2005, employers also had to make payments via Electronic Funds Transfer ("EFT") in order for participants to be eligible for the Enhanced Units.

From July 15, 2003 through October 14, 2004, the Investment Company Money Market Fund's annual expenses were waived to the extent required to prevent the total investment returns, net of separate account expenses, from producing a negative result. During the period of the waiver, the Investment Company Money Market Fund's expenses were reduced at an annual rate of 0.20%.

A deduction of $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month. This charge is reflected as a unit transaction in the accompanying financial statements.

4. Fund Reorganizations

On July 24, 2006, Separate Account No. 2 shareholders approved a plan of reorganization for the Aggressive Equity Fund. Under the reorganization plan, on September 1, 2006, all participants having allocations in the Aggressive Equity Fund on the close of trading on August 31, 2006, received units of the Small Cap Value and Small Cap Growth Funds equal in total value to the units they owned in the Aggressive Equity Fund. On August 31, 2006, the net assets of the Aggressive Equity Fund were $252,496,444. The enhanced unit participants received 34,083,301 enhanced units of the Small Cap Value Fund with a value of $39,928,131 and 36,530,887 enhanced units of the Small Cap Growth Fund with a value of $39,928,155. The standard unit participants received 74,029,264 standard units of the

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Fund Reorganizations (Continued)

Small Cap Value Fund with a value of $86,320,091 and 79,345,334 standard units of the Small Cap Growth Fund with a value of $86,320,067. The proportion of Small Cap Value and Small Cap Growth Fund units received corresponded to the Aggressive Equity Fund's respective proportionate ownership of the net assets of the small cap value and small cap growth segments of the Investment Company Aggressive Equity Fund on the close of trading on August 31, 2006. The net assets of the Separate Account No. 2 Small Cap Growth Fund represented by enhanced units were $3,766,393 immediately prior to the reorganization and $43,694,548 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Value Fund represented by enhanced units were $4,804,560 immediately prior to the reorganization and $44,732,691 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Growth Fund represented by standard units were $9,592,771 immediately prior to the reorganization and $95,912,838 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Value Fund represented by standard units were $16,036,790 immediately prior to the reorganization and $102,356,881 immediately after the reorganization. As of September 1, 2006, the Separate Account No. 2 Aggressive Equity Fund ceased to exist and is no longer available as an investment alternative.

Also on July 24, 2006, Separate Account No. 2 shareholders approved the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. Pursuant to the merger, on September 1, 2006, all participants having allocations in the Short-Term Bond Fund on the close of trading on August 31, 2006, received units of the Mid-Term Bond Fund equal in value to the units they owned in the Short-Term Bond Fund. The enhanced unit participants received 3,613,121 enhanced units of the Mid-Term Bond Fund with a value of $6,240,199, which corresponded to the net assets of the Short-Term Bond Fund represented by enhanced units immediately prior to the merger. The net assets of the Mid-Term Bond Fund represented by enhanced units were $11,679,358 immediately prior to the reorganization and $17,919,557 immediately after the reorganization. The standard unit participants received 8,017,584 units of the Mid-Term Bond Fund with a value of $13,779,685, which corresponded to the net assets of the Short-Term Bond Fund represented by standard units immediately prior to the merger. The net assets of the Mid-Term Bond Fund represented by standard units were $28,368,861 immediately prior to the reorganization and $42,148,546 immediately after the reorganization. As of September 1, 2006, the Separate Account No. 2 Short-Term Bond Fund ceased to exist and is no longer available as an investment alternative.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights

Enhanced Units

	Investment Company
	Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$2.58	$2.46	$2.36	$2.33
Unit value, end of year/period	$2.62	$2.58	$2.46	$2.36
Units outstanding (000's), beginning of year/period	19,709	12,840	7,961	—
Units Issued (000's)	10,472	15,314	10,425	9,277
Units Redeemed (000's)	(12,976)	(8,445)	(5,546)	(1,316)
Units Outstanding (000's), end of year/period	17,205	19,709	12,840	7,961
Net Assets (000's)	$45,118	$50,755	$31,641	$18,796
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.84%	5.09%	4.37%	2.16	%(D)
Total Return (C)	1.83%	4.51%	4.37%	1.46%
	Investment Company
	All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$10.36	$9.99	$8.67	$8.21
Unit value, end of year/period	$6.65	$10.36	$9.99	$8.67
Units outstanding (000's), beginning of year/period	9,560	9,477	9,698	—
Units Issued (000's)	879	2,032	1,661	10,494
Units Redeemed (000's)	(2,256)	(1,949)	(1,882)	(796)
Units Outstanding (000's), end of year/period	8,183	9,560	9,477	9,698
Net Assets (000's)	$54,436	$99,077	$94,675	$84,115
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.29%	1.36%	1.41%	0.35	%(D)
Total Return (C)	-35.81%	3.75%	15.17%	5.65%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
	Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$3.61	$3.45	$3.00	$2.84
Unit value, end of year/period	$2.26	$3.61	$3.45	$3.00
Units outstanding (000's), beginning of year/period	38,424	35,097	33,563	—
Units Issued (000's)	6,203	11,091	8,779	36,361
Units Redeemed (000's)	(10,168)	(7,764)	(7,245)	(2,798)
Units Outstanding (000's), end of year/period	34,459	38,424	35,097	33,563
Net Assets (000's)	$77,812	$138,587	$120,923	$100,539
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.62%	1.78%	1.87%	1.54	%(D)
Total Return (C)	-37.39%	4.68%	15.02%	5.45%
	Investment Company
	Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$2.14	$1.99	$1.82	$1.68
Unit value, end of year/period	$1.35	$2.14	$1.99	$1.82
Units outstanding (000's), beginning of year/period	35,490	30,654	32,488	—
Units Issued (000's)	7,850	14,498	11,386	37,125
Units Redeemed (000's)	(12,185)	(9,662)	(13,220)	(4,637)
Units Outstanding (000's), end of year/period	31,155	35,490	30,654	32,488
Net Assets (000's)	$42,164	$75,800	$61,060	$59,086
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.25%	1.48%	1.41%	1.39	%(D)
Total Return (C)	-36.63%	7.20%	9.55%	8.08%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

Investment Company
Mid Cap Value Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.23	$1.23	$1.07	$1.00
Unit value, end of year/period	$0.83	$1.23	$1.23	$1.07
Units outstanding (000's), beginning of year/period	4,562	2,894	320	—
Units Issued (000's)	2,250	6,019	3,733	800
Units Redeemed (000's)	(1,596)	(4,351)	(1,159)	(480)
Units Outstanding (000's), end of year/period	5,216	4,562	2,894	320
Net Assets (000's)	$4,317	$5,633	$3,561	$341
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.85%	1.18%	2.27%	0.77	%(D)
Total Return (C)	-32.98%	0.37%	15.35%	6.65%
Investment Company
Small Cap Growth Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.26	$1.21	$1.05	$1.00
Unit value, end of year/period	$0.82	$1.26	$1.21	$1.05
Units outstanding (000's), beginning of year/period	42,165	38,872	659	—
Units Issued (000's)	6,908	12,493	45,718	(E)	946
Units Redeemed (000's)	(10,039)	(9,200)	(7,505)	(287)
Units Outstanding (000's), end of year/period	39,034	42,165	38,872	659
Net Assets (000's)	$32,008	$52,948	$46,886	$693
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.00%	0.00%	0.00%	0.00	%(D)
Total Return (C)	-34.70%	4.15%	14.57%	5.24%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 36,530,887 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

Investment Company
Small Cap Value Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.20	$1.26	$1.07	$1.00
Unit value, end of year/period	$0.86	$1.20	$1.26	$1.07
Units outstanding (000's), beginning of year/period	40,458	38,902	679	—
Units Issued (000's)	6,614	12,681	43,438	(E)	917
Units Redeemed (000's)	(9,849)	(11,125)	(5,215)	(238)
Units Outstanding (000's), end of year/period	37,223	40,458	38,902	679
Net Assets (000's)	$32,129	$48,584	$48,918	$729
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.15%	0.94%	1.81%	0.66	%(D)
Total Return (C)	-28.12%	-4.46%	17.10%	7.34%
Investment Company
Composite Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$6.47	$6.10	$5.53	$5.38
Unit value, end of year/period	$4.99	$6.47	$6.10	$5.53
Units outstanding (000's), beginning of year/period	9,989	9,906	10,106	—
Units Issued (000's)	871	1,917	1,797	10,959
Units Redeemed (000's)	(2,435)	(1,834)	(1,997)	(853)
Units Outstanding (000's), end of year/period	8,425	9,989	9,906	10,106
Net Assets (000's)	$42,032	$64,637	$60,395	$55,883
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.99%	2.81%	2.59%	2.47	%(D)
Total Return (C)	-22.90%	6.15%	10.24%	2.72%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 34,083,301 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

Investment Company
Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$4.60	$4.37	$4.19	$4.20
Unit value, end of year/period	$4.50	$4.60	$4.37	$4.19
Units outstanding (000's), beginning of year/period	8,465	7,001	6,603	—
Units Issued (000's)	2,924	3,103	2,038	7,224
Units Redeemed (000's)	(2,674)	(1,639)	(1,640)	(621)
Units Outstanding (000's), end of year/period	8,715	8,465	7,001	6,603
Net Assets (000's)	$39,194	$38,945	$30,572	$27,650
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	5.13%	5.22%	4.71%	4.31	%(D)
Total Return (C)	-2.24%	5.36%	4.27%	-0.22%
Investment Company
Mid-Term Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.87	$1.75	$1.69	$1.70
Unit value, end of year/period	$1.90	$1.87	$1.75	$1.69
Units outstanding (000's), beginning of year/period	12,622	10,347	6,854	—
Units Issued (000's)	12,856	5,090	5,979	(E)	7,436
Units Redeemed (000's)	(8,236)	(2,815)	(2,486)	(582)
Units Outstanding (000's), end of year/period	17,242	12,622	10,347	6,854
Net Assets (000's)	$32,676	$23,608	$18,143	$11,589
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	4.23%	4.11%	3.83%	3.20	%(D)
Total Return (C)	1.32%	6.68%	3.70%	-0.60%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 3,613,121 units issued on September 1, 2006, upon the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

Investment Company
International Fund	Retirement Income Fund
Years Ended December 31,	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)	2008	2007(1)
Unit value, beginning of year/period	$0.97	$1.00	$1.00	$1.00
Unit value, end of year/period	$0.58	$0.97	$0.90	$1.00
Units outstanding (000's), beginning of year/period	333	—	0	(E)	—
Units Issued (000's)	803	333	667	0	(E)
Units Redeemed (000's)	(161)	0	(440)	0
Units Outstanding (000's), end of year/period	975	333	227	0	(E)
Net Assets (000's)	$564	$323	$204	$—
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	4.43%	3.27	%(D)	4.88%	6.71	%(D)
Total Return (C)	-40.36%	-3.00%	-10.06%	0.00%
Investment Company
2010 Retirement Fund	2015 Retirement Fund
Years Ended December 31,	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)	2008	2007(1)
Unit value, beginning of year/period	$0.98	$0.99	$0.97	$0.98
Unit value, end of year/period	$0.81	$0.98	$0.76	$0.97
Units outstanding (000's), beginning of year/period	468	—	530	—
Units Issued (000's)	2,140	506	2,645	530
Units Redeemed (000's)	(640)	(38)	(312)	0
Units Outstanding (000's), end of year/period	1,968	468	2,863	530
Net Assets (000's)	$1,585	$459	$2,182	$514
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	5.80%	3.99	%(D)	4.77%	3.99	%(D)
Total Return (C)	-17.86%	-0.76%	-21.40%	-1.25%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

(E)  Less than 500 units.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
	2020 Retirement Fund			2025 Retirement Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.96	$0.97		$0.97	$0.99
Unit value, end of year/period	$0.72	$0.96		$0.69	$0.97
Units outstanding (000's), beginning of year/period	541	—		137	—
Units Issued (000's)	3,797	576		2,911	145
Units Redeemed (000's)	(388)	(35)		(429)	(8)
Units Outstanding (000's), end of year/period	3,950	541		2,619	137
Net Assets (000's)	$2,833	$518		$1,805	$132
Expense Ratio (A)	0.50%	0.50%		0.50%	0.50%
Investment Income Ratio (B)	4.68%	4.67	%(D)	5.00%	3.78	%(D)
Total Return (C)	-25.18%	-1.62%		-28.67%	-2.03%
	Investment Company
	2030 Retirement Fund			2035 Retirement Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.97	$0.99		$0.97	$1.00
Unit value, end of year/period	$0.67	$0.97		$0.65	$0.97
Units outstanding (000's), beginning of year/period	470	—		192	—
Units Issued (000's)	2,589	525		1,606	192
Units Redeemed (000's)	(490)	(55)		(192)	0
Units Outstanding (000's), end of year/period	2,569	470		1,606	192
Net Assets (000's)	$1,733	$455		$1,050	$187
Expense Ratio (A)	0.50%	0.50%		0.50%	0.50%
Investment Income Ratio (B)	4.29%	4.31	%(D)	4.26%	3.15	%(D)
Total Return (C)	-30.30%	-2.29%		-32.87%	-2.61%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)
5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
	2040 Retirement Fund			2045 Retirement Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.96	$0.99		$0.96	$0.99
Unit value, end of year/period	$0.64	$0.96		$0.64	$0.96
Units outstanding (000's), beginning of year/period	110	—		63	—
Units Issued (000's)	1,355	115		1,581	71
Units Redeemed (000's)	(121)	(5)		(145)	(8)
Units Outstanding (000's), end of year/period	1,344	110		1,499	63
Net Assets (000's)	$866	$106		$960	$60
Expense Ratio (A)	0.50%	0.50%		0.50%	0.50%
Investment Income Ratio (B)	4.17%	3.95	%(E)	4.58%	4.06	%(E)
Total Return (C)	-33.09%	-2.76%		-33.24%	-2.87%
	Investment Company
	Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007		2006	2005(2)
Unit value, beginning of year/period	$1.24	$1.17		$1.10	$1.09
Unit value, end of year/period	$1.11	$1.24		$1.17	$1.10
Units outstanding (000's), beginning of year/period	3,478	2,291		1,748	—
Units Issued (000's)	2,916	2,119		1,712	2,195
Units Redeemed (000's)	(1,816)	(932)		(1,169)	(447)
Units Outstanding (000's), end of year/period	4,578	3,478		2,291	1,748
Net Assets (000's)	$5,089	$4,326		$2,692	$1,929
Expense Ratio (A)	0.50%	0.50%		0.50%	0.50%
Investment Income Ratio (B)	3.85%	4.58%		0.68%	3.16	%(D)
Total Return (C)	-10.64%	5.89%		6.42%	1.21%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(2)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.42	$1.34	$1.24	$1.20
Unit value, end of year/period	$1.13	$1.42	$1.34	$1.24
Units outstanding (000's), beginning of year/period	17,148	10,108	6,764	—
Units Issued (000's)	7,663	10,048	5,504	7,633
Units Redeemed (000's)	(6,238)	(3,008)	(2,160)	(869)
Units Outstanding (000's), end of year/period	18,573	17,148	10,108	6,764
Net Assets (000's)	$21,036	$24,356	$13,568	$8,356
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	3.04%	3.63%	21.71%	3.00	%(D)
Total Return (C)	-20.26%	5.82%	8.65%	2.95%
	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.59	$1.51	$1.36	$1.30
Unit value, end of year/period	$1.13	$1.59	$1.51	$1.36
Units outstanding (000's), beginning of year/period	14,757	9,166	6,122	—
Units Issued (000's)	6,669	8,345	5,421	6,801
Units Redeemed (000's)	(5,324)	(2,754)	(2,377)	(679)
Units Outstanding (000's), end of year/period	16,102	14,757	9,166	6,122
Net Assets (000's)	$18,236	$23,395	$13,841	$8,305
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.35%	2.96%	2.88%	2.15	%(D)
Total Return (C)	-28.56%	4.99%	11.31%	4.68%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	DWS
	Bond VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$18.64	$17.98	$17.26	$17.30
Unit value, end of year/period	$15.43	$18.64	$17.98	$17.26
Units outstanding (000's), beginning of year/period	983	791	797	—
Units Issued (000's)	209	422	272	906
Units Redeemed (000's)	(316)	(230)	(278)	(109)
Units Outstanding (000's), end of year/period	876	983	791	797
Net Assets (000's)	$13,513	$18,325	$14,218	$13,750
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	5.58%	4.69%	3.78%	3.47	%(D)
Total Return (C)	-17.19%	3.65%	4.19%	-0.25%
	DWS
	Capital Growth VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$42.44	$37.89	$35.09	$32.74
Unit value, end of year/period	$28.30	$42.44	$37.89	$35.09
Units outstanding (000's), beginning of year/period	2,480	2,518	2,655	—
Units Issued (000's)	255	473	453	2,865
Units Redeemed (000's)	(564)	(511)	(590)	(210)
Units Outstanding (000's), end of year/period	2,171	2,480	2518	2,655
Net Assets (000's)	$61,455	$105,271	$95,389	$93,144
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.00%	0.62%	0.57%	0.98	%(D)
Total Return (C)	-33.32%	12.02%	7.98%	7.17%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	DWS
	International VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$26.73		$23.45		$18.72		$16.12
Unit value, end of year/period	$13.77		$26.73		$23.45		$18.72
Units outstanding (000's), beginning of year/period	2,584		2,375		2,194		—
Units Issued (000's)	342		633		641		2,335
Units Redeemed (000's)	(641)		(424)		(460)		(141)
Units Outstanding (000's), end of year/period	2,285		2,584		2,375		2,194
Net Assets (000's)	$31,478		$69,076		$55,695		$41,069
Expense Ratio (A)	0.50%		0.50%		0.50%		0.50%
Investment Income Ratio (B)	1.38%		2.39%		1.84%		1.62	%(D)
Total Return (C)	-48.47%		14.01%		25.28%		16.12%
	American Century VP
	Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$27.81		$19.13		$16.36		$14.08
Unit value, end of year/period	$14.93		$27.81		$19.13		$16.36
Units outstanding (000's), beginning of year/period	3,144		1,927		1,883		—
Units Issued (000's)	885		2,124		1,151		2,102
Units Redeemed (000's)	(1,462)		(907)		(1,107)		(219)
Units Outstanding (000's), end of year/period	2,567		3,144		1,927		1,883
Net Assets (000's)	$38,322		$87,446		$36,863		$30,808
Expense Ratio (A)	0.25	%(E)	0.25	%(E)	0.25	%(E)	0.25	%(E)
Investment Income Ratio (B)	0.00%		0.00%		0.00%		0.00	%(D)
Total Return (C)	-46.32%		45.43%		16.92%		16.15%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by American Century and Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Calvert
	Social Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$3.82		$3.74		$3.45		$3.33
Unit value, end of year/period	$2.61		$3.82		$3.74		$3.45
Units outstanding (000's), beginning of year/period	6,579		5,497		4,985		—
Units Issued (000's)	1,295		2,116		1,656		5,308
Units Redeemed (000's)	(1,557)		(1,034)		(1,144)		(323)
Units Outstanding (000's), end of year/period	6,317		6,579		5,497		4,985
Net Assets (000's)	$16,493		$25,137		$20,545		$17,215
Expense Ratio (A)	0.50%		0.50%		0.50%		0.50%
Investment Income Ratio (B)	2.54%		2.45%		2.37%		1.86	%(D)
Total Return (C)	-31.67%		2.24%		8.22%		3.77%
	Fidelity
	VIP Equity Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$48.99		$48.45		$40.47		$37.81
Unit value, end of year/period	$27.98		$48.99		$48.45		$40.47
Units outstanding (000's), beginning of year/period	2,057		1,914		1,641		—
Units Issued (000's)	322		641		607		1,796
Units Redeemed (000's)	(576)		(498)		(334)		(155)
Units Outstanding (000's), end of year/period	1,803		2,057		1,914		1,641
Net Assets (000's)	$50,447		$100,799		$92,705		$66,431
Expense Ratio (A)	0.40	%(E)	0.40	%(E)	0.40	%(E)	0.40	%(E)
Investment Income Ratio (B)	2.45%		1.75%		3.42%		1.61	%(D)
Total Return (C)	-42.88%		1.12%		19.71%		7.02%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by American Century and Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Fidelity
	VIP Contra Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$51.46	$43.94	$39.49	$35.06
Unit value, end of year/period	$29.47	$51.46	$43.94	$39.49
Units outstanding (000's), beginning of year/period	4,137	3,589	3,462	—
Units Issued (000's)	714	1,286	1,016	3,679
Units Redeemed (000's)	(1,140)	(738)	(889)	(217)
Units Outstanding (000's), end of year/period	3,711	4,137	3,589	3,462
Net Assets (000's)	$109,355	$212,915	$157,724	$136,720
Expense Ratio (A)(E)	0.40%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	0.98%	0.98%	1.29%	0.27	%(D)
Total Return (C)	-42.74%	17.12%	11.27%	12.65%
	Fidelity
	VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$33.72	$29.31	$27.42	$26.32
Unit value, end of year/period	$23.94	$33.72	$29.31	$27.42
Units outstanding (000's), beginning of year/period	1,021	856	821	—
Units Issued (000's)	362	351	235	894
Units Redeemed (000's)	(353)	(186)	(200)	(73)
Units Outstanding (000's), end of year/period	1,030	1,021	856	821
Net Assets (000's)	$24,651	$34,422	$25,130	$22,523
Expense Ratio (A)(E)	0.40%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	2.77%	6.21%	2.65%	2.64	%(D)
Total Return (C)	-29.00%	15.04%	6.89%	4.16%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Fidelity
	VIP Mid Cap Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$45.30		$39.33		$35.04		$30.58
Unit value, end of year/period	$27.32		$45.30		$39.33		$35.04
Units outstanding (000's), beginning of year/period	564		307		133		—
Units Issued (000's)	218		381		304		148
Units Redeemed (000's)	(223)		(124)		(130)		(15)
Units Outstanding (000's), end of year/period	559		564		307		133
Net Assets (000's)	$15,273		$25,543		$12,094		$4,677
Expense Ratio (A)	0.40	%(E)	0.40	%(E)	0.40	%(E)	0.40	%(E)
Investment Income Ratio (B)	0.47%		0.95%		0.28%		0.00	%(D)
Total Return (C)	-39.68%		15.16%		12.25%		14.58%
	Vanguard
	Diversified Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$17.53		$16.95		$14.33		$13.98
Unit value, end of year/period	$11.14		$17.53		$16.95		$14.33
Units outstanding (000's), beginning of year/period	1,133		721		120		—
Units Issued (000's)	431		925		746		128
Units Redeemed (000's)	(421)		(513)		(145)		(8)
Units Outstanding (000's), end of year/period	1,143		1,133		721		120
Net Assets (000's)	$12,735		$19,869		$12,221		$1,718
Expense Ratio (A)	0.50%		0.50%		0.50%		0.50%
Investment Income Ratio (B)	2.82%		1.58%		0.88%		0.00	%(D)
Total Return (C)	-36.46%		3.41%		18.28%		2.53%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Vanguard
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$25.53	$21.85	$17.33	$14.78
Unit value, end of year/period	$13.99	$25.53	$21.85	$17.33
Units outstanding (000's), beginning of year/period	1,450	669	110	—
Units Issued (000's)	672	1,060	641	112
Units Redeemed (000's)	(479)	(279)	(82)	(2)
Units Outstanding (000's), end of year/period	1,643	1,450	669	110
Net Assets (000's)	$22,922	$37,020	$14,615	$1,902
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.41%	1.44%	0.75%	0.00	%(D)
Total Return (C)	-45.19%	16.82%	26.11%	17.23%
	Oppenheimer
	Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$25.84	$24.87	$21.73	$20.46
Unit value, end of year/period	$15.82	$25.84	$24.87	$21.73
Units outstanding (000's), beginning of year/period	180	100	25	—
Units Issued (000's)	96	150	103	30
Units Redeemed (000's)	(82)	(70)	(28)	(5)
Units Outstanding (000's), end of year/period	194	180	100	25
Net Assets (000's)	$3,063	$4,651	$2,493	$548
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.39%	0.95%	0.69%	0.00	%(D)
Total Return (C)	-38.78%	3.90%	14.45%	6.23%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units

	Investment Company Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$2.55	$2.45	$2.36	$2.31	$2.30
Unit value, end of year	$2.59	$2.55	$2.45	$2.36	$2.31
Units outstanding (000's), beginning of year	30,862	23,613	17,051	23,380	24,188
Units Issued (000's)	18,587	26,037	19,075	10,464	10,032
Units Redeemed (000's)	(17,820)	(18,788)	(12,513)	(16,793)	(10,840)
Units Outstanding (000's), end of year	31,629	30,862	23,613	17,051	23,380
Net Assets (000's)	$81,785	$78,681	$57,837	$40,176	$53,980
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	2.84%	5.09%	4.37%	2.16%	1.06%
Total Return (C)	1.42%	4.09%	3.95%	2.05%	0.40%
	Investment Company All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$10.26	$9.93	$8.66	$8.42	$7.85
Unit value, end of year	$6.56	$10.26	$9.93	$8.66	$8.42
Units outstanding (000's), beginning of year	18,638	22,177	25,210	39,898	42,508
Units Issued (000's)	2,205	2,224	2,947	4,381	22,655
Units Redeemed (000's)	(4,125)	(5,763)	(5,980)	(19,069)	(25,265)
Units Outstanding (000's), end of year	16,718	18,638	22,177	25,210	39,898
Net Assets (000's)	$109,667	$191,237	$220,192	$218,226	$335,998
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.29%	1.36%	1.41%	0.35%	1.21%
Total Return (C)	-36.06%	3.33%	14.71%	2.79%	7.27%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  For the period July 15, 2003 through October 14, 2004, the effective annual expense ratio was .70% due to an expense waiver that was in effect. See Note 3 for additional information.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$3.57	$3.42	$2.99	$2.88	$2.62
Unit value, end of year	$2.23	$3.57	$3.42	$2.99	$2.88
Units outstanding (000's), beginning of year	68,522	77,744	83,203	123,672	122,328
Units Issued (000's)	14,120	13,944	16,565	29,800	116,746
Units Redeemed (000's)	(16,871)	(23,166)	(22,024)	(70,269)	(115,402)
Units Outstanding (000's), end of year	65,771	68,522	77,744	83,203	123,672
Net Assets (000's)	$146,452	$244,680	$266,254	$248,732	$355,954
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.62%	1.78%	1.87%	1.54%	1.84%
Total Return (C)	-37.64%	4.27%	14.56%	3.87%	9.69%
	Investment Company Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$2.11	$1.98	$1.82	$1.63	$1.41
Unit value, end of year	$1.33	$2.11	$1.98	$1.82	$1.63
Units outstanding (000's), beginning of year	70,944	77,066	92,517	113,661	91,187
Units Issued (000's)	17,357	27,766	26,329	56,846	112,429
Units Redeemed (000's)	(22,847)	(33,888)	(41,780)	(77,990)	(89,955)
Units Outstanding (000's), end of year	65,454	70,944	77,066	92,517	113,661
Net Assets (000's)	$87,354	$150,015	$152,645	$167,921	$185,047
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.25%	1.48%	1.41%	1.39%	1.09%
Total Return (C)	-36.89%	6.77%	9.12%	11.48%	15.23%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

Investment Company Mid Cap Value Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.22	$1.22	$1.06	$1.00
Unit value, end of year/period	$0.82	$1.22	$1.22	$1.06
Units outstanding (000's), beginning of year/period	10,362	8,145	1,641	—
Units Issued (000's)	5,293	13,679	11,101	2,938
Units Redeemed (000's)	(4,087)	(11,462)	(4,597)	(1,297)
Units Outstanding (000's), end of year/period	11,568	10,362	8,145	1,641
Net Assets (000's)	$9,440	$12,667	$9,959	$1,746
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.85%	1.18%	2.27%	0.77	%(D)
Total Return (C)	-33.24%	-0.03%	14.89%	6.43%
Investment Company Small Cap Growth Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.24	$1.20	$1.05	$1.00
Unit value, end of year/period	$0.81	$1.24	$1.20	$1.05
Units outstanding (000's), beginning of year/period	74,886	84,420	2,252	—
Units Issued (000's)	15,279	18,109	102,375	(E)	3,946
Units Redeemed (000's)	(17,592)	(27,643)	(20,207)	(1,694)
Units Outstanding (000's), end of year/period	72,573	74,886	84,420	2,252
Net Assets (000's)	$58,682	$93,100	$101,154	$2,365
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.00%	0.00%	0.00%	0.00	%(D)
Total Return (C)	-34.96%	3.73%	14.11%	5.03%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 79,345,334 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006		2005(1)
Unit value, beginning of year/period	$1.19	$1.25	$1.07		$1.00
Unit value, end of year/period	$0.85	$1.19	$1.25		$1.07
Units outstanding (000's), beginning of year/period	73,367	87,617	3,011		—
Units Issued (000's)	13,647	18,376	101,009	(E)	5,569
Units Redeemed (000's)	(17,473)	(32,626)	(16,403)		(2,558)
Units Outstanding (000's), end of year/period	69,541	73,367	87,617		3,011
Net Assets (000's)	$59,190	$87,227	$109,455		$3,225
Expense Ratio (A)	0.90%	0.90%	0.90%		0.90%
Investment Income Ratio (B)	1.15%	0.94%	1.81%		0.66	%(D)
Total Return (C)	-28.41%	-4.85%	16.63%		7.13%

	Investment Company Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$6.41	$6.06	$5.52	$5.51	$5.23
Unit value, end of year	$4.92	$6.41	$6.06	$5.52	$5.51
Units outstanding (000's), beginning of year	19,977	23,215	26,925	41,312	43,988
Units Issued (000's)	2,125	2,159	2,469	3,078	4,927
Units Redeemed (000's)	(3,912)	(5,397)	(6,179)	(17,465)	(7,603)
Units Outstanding (000's), end of year	18,190	19,977	23,215	26,925	41,312
Net Assets (000's)	$89,489	$127,980	$140,666	$148,585	$227,813
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.99%	2.81%	2.59%	2.47%	2.45%
Total Return (C)	-23.21%	5.72%	9.81%	0.07%	5.40%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 74,029,264 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

Investment Company Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$4.55	$4.34	$4.18	$4.14	$3.99
Unit value, end of year	$4.43	$4.55	$4.34	$4.18	$4.14
Units outstanding (000's), beginning of year	15,158	14,873	15,921	23,114	22,484
Units Issued (000's)	5,348	4,767	3,753	5,399	10,135
Units Redeemed (000's)	(4,644)	(4,482)	(4,801)	(12,592)	(9,505)
Units Outstanding (000's), end of year	15,862	15,158	14,873	15,921	23,114
Net Assets (000's)	$70,344	$69,036	$64,549	$66,533	$95,743
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	5.13%	5.22%	4.71%	4.31%	4.51%
Total Return (C)	-2.63%	4.94%	3.85%	0.89%	3.68%
Investment Company Mid-Term Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.85	$1.74	$1.69	$1.69	$1.67
Unit value, end of year	$1.87	$1.85	$1.74	$1.69	$1.69
Units outstanding (000's), beginning of year	21,789	23,736	18,086	25,887	30,102
Units Issued (000's)	24,245	5,989	12,839	(D)	5,875	11,988
Units Redeemed (000's)	(14,339)	(7,936)	(7,189)	(13,676)	(16,203)
Units Outstanding (000's), end of year	31,695	21,789	23,736	18,086	25,887
Net Assets (000's)	$59,231	$40,346	$41,363	$30,517	$43,729
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.23%	4.11%	3.83%	3.20%	3.11%
Total Return (C)	0.92%	6.25%	3.28%	-0.11%	1.36%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Includes 8,017,584 units issued on September 1, 2006, upon the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.23	$1.17	$1.10	$1.09	$1.05
Unit value, end of year	$1.10	$1.23	$1.17	$1.10	$1.09
Units outstanding (000's), beginning of year	7,721	5,517	5,902	5,808	2,009
Units Issued (000's)	6,640	4,884	3,242	4,769	9,554
Units Redeemed (000's)	(4,741)	(2,680)	(3,627)	(4,675)	(5,755)
Units Outstanding (000's), end of year	9,620	7,721	5,517	5,902	5,808
Net Assets (000's)	$10,544	$9,508	$6,441	$6,501	$6,311
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.85%	4.58%	0.68%	3.16%	4.58%
Total Return (C)	-11.00%	5.47%	6.00%	1.38%	3.75%
	Investment Company Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.41	$1.33	$1.23	$1.19	$1.11
Unit value, end of year	$1.12	$1.41	$1.33	$1.23	$1.19
Units outstanding (000's), beginning of year	35,240	31,037	26,143	23,490	9,849
Units Issued (000's)	15,482	17,053	13,434	17,568	41,380
Units Redeemed (000's)	(12,378)	(12,850)	(8,540)	(14,915)	(27,739)
Units Outstanding (000's), end of year	38,344	35,240	31,037	26,143	23,490
Net Assets (000's)	$42,827	$49,554	$41,408	$32,230	$28,005
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.04%	3.63%	21.71%	3.00%	3.84%
Total Return (C)	-20.57%	5.40%	8.22%	3.41%	7.30%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.57	$1.50	$1.35	$1.29	$1.19
Unit value, end of year	$1.12	$1.57	$1.50	$1.35	$1.29
Units outstanding (000's), beginning of year	29,353	23,483	17,772	15,564	6,511
Units Issued (000's)	13,055	15,955	12,227	14,417	20,170
Units Redeemed (000's)	(8,471)	(10,085)	(6,516)	(12,209)	(11,117)
Units Outstanding (000's), end of year	33,937	29,353	23,483	17,772	15,564
Net Assets (000's)	$37,902	$46,071	$35,246	$24,060	$20,100
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.35%	2.96%	2.88%	2.15%	2.95%
Total Return (C)	-28.84%	4.57%	10.87%	4.83%	8.89%

	Investment Company
	International Fund			Retirement Income Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.97	$1.00		$1.00	$1.00
Unit value, end of year/period	$0.58	$0.97		$0.90	$1.00
Units outstanding (000's), beginning of year/period	197	—		530	—
Units Issued (000's)	2,226	202		2,906	591
Units Redeemed (000's)	(425)	(5)		(1,441)	(61)
Units Outstanding (000's), end of year/period	1,998	197		1,995	530
Net Assets (000's)	$1,151	$191		$1,786	$530
Expense Ratio (A)	0.90%	0.90%		0.90%	0.90%
Investment Income Ratio (B)	4.43%	3.27	%(D)	4.88%	6.71	%(D)
Total Return (C)	-40.60%	-3.06%		-10.42%	-0.07%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company
	2010 Retirement Fund			2015 Retirement Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.98	$0.99		$0.97	$0.98
Unit value, end of year/period	$0.80	$0.98		$0.76	$0.97
Units outstanding (000's), beginning of year/period	449	—		2,117	—
Units Issued (000's)	4,971	822		13,253	2,306
Units Redeemed (000's)	(926)	(373)		(3,185)	(189)
Units Outstanding (000's), end of year/period	4,494	449		12,185	2,117
Net Assets (000's)	$3,601	$440		$9,242	$2,051
Expense Ratio (A)	0.90%	0.90%		0.90%	0.90%
Investment Income Ratio (B)	5.80%	3.99	%(D)	4.77%	3.99	%(D)
Total Return (C)	-18.19%	-0.82%		-21.72%	-1.31%
	Investment Company
	2020 Retirement Fund			2025 Retirement Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.96	$0.97		$0.97	$0.99
Unit value, end of year/period	$0.71	$0.96		$0.69	$0.97
Units outstanding (000's), beginning of year/period	2,143	—		651	—
Units Issued (000's)	11,880	2,263		8,516	660
Units Redeemed (000's)	(2,300)	(120)		(1,004)	(9)
Units Outstanding (000's), end of year/period	11,723	2,143		8,163	651
Net Assets (000's)	$8,369	$2,053		$5,600	$628
Expense Ratio (A)	0.90%	0.90%		0.90%	0.90%
Investment Income Ratio (B)	4.68%	4.67	%(D)	5.00%	3.78	%(D)
Total Return (C)	-25.48%	-1.68%		-28.96%	-2.09%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company
	2030 Retirement Fund			2035 Retirement Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.97	$0.99		$0.97	$1.00
Unit value, end of year/period	$0.67	$0.97		$0.65	$0.97
Units outstanding (000's), beginning of year/period	740	—		344	—
Units Issued (000's)	6,413	816		4,788	379
Units Redeemed (000's)	(501)	(76)		(488)	(35)
Units Outstanding (000's), end of year/period	6,652	740		4,644	344
Net Assets (000's)	$4,468	$716		$3,022	$334
Expense Ratio (A)	0.90%	0.90%		0.90%	0.90%
Investment Income Ratio (B)	4.29%	4.31	%(D)	4.26%	3.15	%(D)
Total Return (C)	-30.58%	-2.35%		-33.13%	-2.67%
	Investment Company
	2040 Retirement Fund			2045 Retirement Fund
	Years Ended December 31,			Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(1)		2008	2007(1)
Unit value, beginning of year/period	$0.96	$0.99		$0.96	$0.99
Unit value, end of year/period	$0.64	$0.96		$0.64	$0.96
Units outstanding (000's), beginning of year/period	323	—		236	—
Units Issued (000's)	4,090	336		4,187	275
Units Redeemed (000's)	(435)	(13)		(361)	(39)
Units Outstanding (000's), end of year/period	3,978	323		4,062	236
Net Assets (000's)	$2,550	$311		$2,590	$226
Expense Ratio (A)	0.90%	0.90%		0.90%	0.90%
Investment Income Ratio (B)	4.17%	3.95	%(D)	4.58%	4.06	%(D)
Total Return (C)	-33.35%	-2.82%		-33.50%	-2.93%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	DWS Bond VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$18.45	$17.87	$17.22	$16.94	$16.22
Unit value, end of year	$15.22	$18.45	$17.87	$17.22	$16.94
Units outstanding (000's), beginning of year	1,533	1,648	1,873	2,634	2,539
Units Issued (000's)	389	416	442	902	1,124
Units Redeemed (000's)	(441)	(531)	(667)	(1,663)	(1,029)
Units Outstanding (000's), end of year	1,481	1,533	1,648	1,873	2,634
Net Assets (000's)	$22,536	$28,278	$29,458	$32,261	$44,626
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	5.58%	4.69%	3.78%	3.47%	3.74%
Total Return (C)	-17.52%	3.23%	3.77%	1.68%	4.43%
	DWS Capital Growth VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$42.02	$37.66	$35.02	$32.43	$30.30
Unit value, end of year	$27.91	$42.02	$37.66	$35.02	$32.43
Units outstanding (000's), beginning of year	4,226	5,086	6,056	9,381	10,133
Units Issued (000's)	535	467	620	1,016	1,667
Units Redeemed (000's)	(805)	(1,327)	(1,590)	(4,341)	(2,419)
Units Outstanding (000's), end of year	3,956	4,226	5,086	6,056	9,381
Net Assets (000's)	$110,403	$177,582	$191,573	$212,076	$304,222
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.00%	0.62%	0.57%	0.98%	0.55%
Total Return (C)	-33.58%	11.57%	7.56%	7.98%	7.02%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	DWS International VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$26.47	$23.31	$18.68	$16.23	$14.05
Unit value, end of year	$13.58	$26.47	$23.31	$18.68	$16.23
Units outstanding (000's), beginning of year	4,449	4,862	4,923	7,135	7,014
Units Issued (000's)	693	858	1,143	1,377	1,731
Units Redeemed (000's)	(1,054)	(1,271)	(1,204)	(3,589)	(1,610)
Units Outstanding (000's), end of year	4,088	4,449	4,862	4,923	7,135
Net Assets (000's)	$55,525	$117,763	$113,310	$91,968	$115,763
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.38%	2.39%	1.84%	1.62%	1.29%
Total Return (C)	-48.68%	13.55%	24.78%	15.13%	15.48%
	American Century VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$27.54	$19.01	$16.32	$13.46	$12.59
Unit value, end of year	$14.72	$27.54	$19.01	$16.32	$13.46
Units outstanding (000's), beginning of year	6,052	3,985	4,611	4,831	5,419
Units Issued (000's)	1,997	4,898	2,816	3,195	1,886
Units Redeemed (000's)	(2,796)	(2,831)	(3,442)	(3,415)	(2,474)
Units Outstanding (000's), end of year	5,253	6,052	3,985	4,611	4,831
Net Assets (000's)	$77,335	$166,652	$75,750	$75,273	$65,033
Expense Ratio (A)(D)	0.65%	0.65%	0.65%	0.65%	0.65%
Investment Income Ratio (B)	0.00%	0.00%	0.00%	0.00%	0.00%
Total Return (C)	-46.53%	44.85%	16.46%	21.27%	6.88%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Calvert Social Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$3.78	$3.71	$3.45	$3.29	$3.07
Unit value, end of year	$2.57	$3.78	$3.71	$3.45	$3.29
Units outstanding (000's), beginning of year	16,324	17,358	17,631	21,476	19,878
Units Issued (000's)	2,896	3,028	3,529	4,808	5,036
Units Redeemed (000's)	(3,261)	(4,062)	(3,802)	(8,653)	(3,438)
Units Outstanding (000's), end of year	15,959	16,324	17,358	17,631	21,476
Net Assets (000's)	$41,087	$61,749	$64,484	$60,759	$70,690
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.54%	2.45%	2.37%	1.86%	1.78%
Total Return (C)	-31.94%	1.83%	7.79%	4.70%	7.28%
	Fidelity VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$48.50	$48.16	$40.39	$38.46	$34.76
Unit value, end of year	$27.59	$48.50	$48.16	$40.39	$38.46
Units outstanding (000's), beginning of year	3,514	4,162	3,800	5,557	5,113
Units Issued (000's)	672	840	1,392	1,103	1,886
Units Redeemed (000's)	(960)	(1,488)	(1,030)	(2,860)	(1,442)
Units Outstanding (000's), end of year	3,226	3,514	4,162	3,800	5,557
Net Assets (000's)	$89,012	$170,433	$200,453	$153,457	$213,695
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	2.45%	1.75%	3.42%	1.61%	1.48%
Total Return (C)	-43.11%	0.72%	19.24%	5.02%	10.64%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Fidelity VIP Contra Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$50.95	$43.68	$39.41	$33.97	$29.66
Unit value, end of year	$29.06	$50.95	$43.68	$39.41	$33.97
Units outstanding (000's), beginning of year	7,826	8,202	8,758	10,971	9,496
Units Issued (000's)	1,669	1,916	2,155	3,441	6,111
Units Redeemed (000's)	(1,944)	(2,292)	(2,711)	(5,654)	(4,636)
Units Outstanding (000's), end of year	7,551	7,826	8,202	8,758	10,971
Net Assets (000's)	$219,398	$398,753	$358,246	$345,172	$372,753
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	0.98%	0.98%	1.29%	0.27%	0.32%
Total Return (C)	-42.97%	16.65%	10.83%	16.01%	14.55%
	Fidelity VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$33.38	$29.13	$27.37	$26.51	$25.34
Unit value, end of year	$23.60	$33.38	$29.13	$27.37	$26.51
Units outstanding (000's), beginning of year	1,884	1,929	2,001	2,840	2,739
Units Issued (000's)	935	477	435	547	709
Units Redeemed (000's)	(663)	(522)	(507)	(1,386)	(608)
Units Outstanding (000's), end of year	2,156	1,884	1,929	2,001	2,840
Net Assets (000's)	$50,886	$62,896	$56,159	$54,764	$75,306
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	2.77%	6.21%	2.65%	2.64%	2.62%
Total Return (C)	-29.29%	14.58%	6.46%	3.21%	4.63%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to contract participants through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Fidelity
	VIP Mid Cap Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$44.84		$39.10		$34.97		$30.58
Unit value, end of year/period	$26.94		$44.84		$39.10		$34.97
Units outstanding (000's), beginning of year/period	1,239		789		414		—
Units Issued (000's)	504		876		1,017		517
Units Redeemed (000's)	(456)		(426)		(642)		(103)
Units Outstanding (000's), end of year/period	1,287		1,239		789		414
Net Assets (000's)	$34,685		$55,555		$30,860		$14,480
Expense Ratio (A)	0.80	%(E)	0.80	%(E)	0.80	%(E)	0.80	%(E)
Investment Income Ratio (B)	0.47%		0.95%		0.28%		0.00	%(D)
Total Return (C)	-39.93%		14.70%		11.80%		14.35%
	Vanguard
	Diversified Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008		2007		2006		2005(1)
Unit value, beginning of year/period	$17.36		$16.85		$14.31		$13.98
Unit value, end of year/period	$10.98		$17.36		$16.85		$14.31
Units outstanding (000's), beginning of year/period	2,477		2,229		356		—
Units Issued (000's)	962		1,984		2,533		485
Units Redeemed (000's)	(1,041)		(1,736)		(660)		(129)
Units Outstanding (000's), end of year/period	2,398		2,477		2,229		356
Net Assets (000's)	$26,345		$42,997		$37,556		$5,094
Expense Ratio (A)	0.90%		0.90%		0.90%		0.90%
Investment Income Ratio (B)	2.82%		1.58%		0.88%		0.00	%(D)
Total Return (C)	-36.72%		3.00%		17.81%		2.33%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Vanguard
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$25.27	$21.72	$17.29	$14.78
Unit value, end of year/period	$13.80	$25.27	$21.72	$17.29
Units outstanding (000's), beginning of year/period	3,084	1,834	431	—
Units Issued (000's)	1,498	2,234	1,821	487
Units Redeemed (000's)	(1,136)	(984)	(418)	(56)
Units Outstanding (000's), end of year/period	3,446	3,084	1,834	431
Net Assets (000's)	$47,544	$77,952	$39,841	$7,447
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.41%	1.44%	0.75%	0.00	%(D)
Total Return (C)	-45.41%	16.35%	25.61%	16.99%
	Oppenheimer
	Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$25.59	$24.73	$21.69	$20.46
Unit value, end of year/period	$15.60	$25.59	$24.73	$21.69
Units outstanding (000's), beginning of year/period	271	243	65	—
Units Issued (000's)	173	195	260	104
Units Redeemed (000's)	(119)	(167)	(82)	(39)
Units Outstanding (000's), end of year/period	325	271	243	65
Net Assets (000's)	$5,071	$6,938	$6,000	$1,406
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.39%	0.95%	0.69%	0.00	%(D)
Total Return (C)	-39.02%	3.48%	13.99%	6.02%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Consolidated Statutory Financial Statements

For The Years Ended December 31, 2008, 2007 and 2006

Together With Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three year period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, or the results of their operations or their cash flows for each of the years in the three year period ended December 31, 2008.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 2008, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

New York, New York
March 19, 2009

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION
December 31, 2008 and 2007

	2008	2007
ASSETS
General account assets
Bonds and notes	$6,010,073,048	$5,514,712,662
Common stocks	53,255,112	325,383,364
Preferred stocks	7,163,291	7,163,291
Cash and short-term investments	89,874,695	66,065,250
Guaranteed funds transferable	46,676,405	51,774,996
Mortgage loans	2,676,742	3,075,715
Real estate	267,563,699	275,379,579
Policy loans	92,496,028	102,131,750
Investment income accrued	76,513,942	64,443,572
Deferred federal income taxes	24,639,542	13,698,384
Other assets	19,142,301	17,466,112
Total general account assets	6,690,074,805	6,441,294,675
Separate account assets	4,284,289,479	6,579,989,606
TOTAL ASSETS	$10,974,364,284	$13,021,284,281
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$5,704,795,487	$5,331,500,245
Other contract holders liabilities and reserves	12,556,126	8,409,051
Interest maintenance reserve	79,058,951	82,413,954
Other liabilities	80,278,410	102,944,018
Total general account liabilities before asset valuation reserve	5,876,688,974	5,525,267,268
Separate account reserves and other liabilities	4,284,289,479	6,579,989,606
Total liabilities before asset valuation reserve	10,160,978,453	12,105,256,874
Asset valuation reserve	29,445,664	84,517,716
Total liabilities	10,190,424,117	12,189,774,590
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	782,790,167	830,359,691
Total surplus	783,940,167	831,509,691
TOTAL LIABILITIES AND SURPLUS	$10,974,364,284	$13,021,284,281

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS
For the Years Ended December 31, 2008, 2007 and 2006

	2008	2007	2006
INCOME
Premium and annuity considerations	$1,356,003,969	$1,388,429,818	$1,267,341,384
Life and disability insurance premiums	15,313,823	16,939,229	17,442,717
Total considerations and premiums	1,371,317,792	1,405,369,047	1,284,784,101
Separate account investment and administrative fees	44,110,224	50,479,843	45,150,817
Net investment income	353,796,813	350,264,388	367,625,786
Other, net	3,657,060	4,121,750	4,298,318
Total income	1,772,881,889	1,810,235,028	1,701,859,022
DEDUCTIONS
Change in insurance and annuity reserves	178,985,305	184,126,912	95,459,771
Annuity and surrender benefits	1,379,821,522	1,431,164,803	1,391,263,161
Death and disability benefits	13,170,245	12,811,980	12,069,162
Operating expenses	198,164,029	196,653,808	188,642,245
Total deductions	1,770,141,101	1,824,757,503	1,687,434,339
Net gain (loss) before dividends	2,740,788	(14,522,475)	14,424,683
Dividends to contractholders and policyholders	(1,111,226)	(1,310,925)	(202,507)
Net gain (loss) from operations	1,629,562	(15,833,400)	14,222,176
Federal income tax benefit (expense)	175,307	1,298,641	(284,673)
Net realized capital (losses) gains	(55,287,210)	22,069,673	3,221,587
Net (loss) income	(53,482,341)	7,534,914	17,159,090
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	55,072,052	10,061,979	(18,823,645)
Unrealized capital (losses) gains, net	(23,085,737)	(14,768,472)	29,230,913
Non-admitted assets and other, net	(17,443,820)	11,503,665	(7,614,061)
Net deferred income tax asset	10,858,322	5,255,250	(7,007,630)
Reserve valuation basis	—	(15,900)	(2,834,816)
Minimum pension liability	(19,488,000)	—	—
Net change in surplus	(47,569,524)	19,571,436	10,109,851
SURPLUS
Beginning of year	831,509,691	811,938,255	801,828,404
End of year	$783,940,167	$831,509,691	$811,938,255

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2008, 2007 and 2006

	2008	2007	2006
CASH FLOWS FROM OPERATIONS
Premium and other income collected	$1,371,962,195	$1,404,842,627	$1,288,295,823
Net investment income	290,956,017	301,076,274	305,633,464
Separate account investment and administrative fees	48,912,382	54,400,315	46,828,146
Benefit payments	(1,418,679,901)	(1,476,687,659)	(1,439,729,961)
Net transfers from (to) separate accounts	237,048,046	(67,386,237)	4,871,958
Investment and operating expenses paid	(213,788,795)	(197,366,380)	(179,111,987)
Dividends paid to policyholders	(1,246,309)	(336,977)	(91,613)
Net cash from operations	315,163,635	18,541,963	26,695,830
CASH FLOWS FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	2,778,612,997	1,619,533,733	1,143,390,971
Common stock	280,256,346	302,576,844	142,073,862
Mortgage loans	398,973	367,437	338,373
Other invested assets	5,098,591	6,167,490	10,649,394
Other	2,143,676	(6,923,390)	1,000,815
Total	3,066,510,583	1,921,722,114	1,297,453,415
Cost of investments acquired:
Bonds	(3,260,008,048)	(1,732,575,972)	(955,243,573)
Common stock	(44,067,307)	(189,319,590)	(146,740,728)
Real estate	(1,615,952)	(415,396)	(6,966,416)
Other	100,005	228,655	38,463
Total	(3,305,591,302)	(1,922,082,303)	(1,108,912,254)
Net change in policy loans	9,631,383	(3,982,594)	(2,384,070)
Net cash from investments	(229,449,336)	(4,342,783)	186,157,091
CASH FLOWS FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit-type contracts	(46,935,552)	(67,663,046)	(138,885,389)
Other cash applied	(14,969,302)	6,301,150	16,930,994
Net cash applied from financing and others sources	(61,904,854)	(61,361,896)	(121,954,395)
Net change in cash, cash equivalents and short-term investments	23,809,445	(47,162,716)	90,898,526
CASH, CASH EQUIVALENTS AND SHORT TERM INVESTMENTS:
Beginning of year	66,065,250	113,227,966	22,329,440
End of year	$89,874,695	$66,065,250	$113,227,966

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all 50 states and the District of Columbia. Operations are conducted primarily through a network of regional offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from U.S. generally accepted accounting principles ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") has codified statutory accounting principles ("Codification"). The New York Department issued Regulation No. 172 ("Regulation No. 172"), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2008, are reflected in the accompanying consolidated statutory financial statements.

In 2008, legislative changes were enacted by the state of New York that eliminated the differing accounting treatment for certain EDP software and hardware and the recognition of due and unpaid interest on securities in default between Codification and Regulation No. 172. As of December 31, 2008, Regulation No. 172 has not been amended and reissued to reflect these changes. As such, these changes are not reflected in the accompanying consolidated statutory financial statements. Adoption of these provisions would not have a material effect on the reported amounts of total assets and statutory surplus in the accompanying financial statements. It is expected that Regulation No. 172 will be amended early in 2009 to reflect these changes.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments — Investment valuations are prescribed by the NAIC. Bonds, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes are

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies (Continued)

stated at amortized cost. Amortization of bond premium or discount is calculated using the constant yield interest method taking into consideration specified interest and principal provisions over the life of the bond. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments with maturities of one month or less. Bond, note and short-term investment transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted prices provided by the NAIC when available. If NAIC market prices are unavailable, quoted market prices provided by an independent pricing organization are used. If quoted market prices are unavailable or based upon an inactive market, fair value is estimated using internal valuation models and techniques or fair value is based upon quoted market prices for comparable investments. There were no bonds at December 31, 2008 where a quoted market price was unavailable. Bonds, where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost, are carried at the lowest market value assigned to the bond by the NAIC since being rated as a class six. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus.

Losses that are considered to be other than temporary are recognized in net income when incurred. All bonds are subjected to the Company's quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair market value that is less than 80% of its cost for a continuous six-month period. The Company writes down bonds that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the undiscounted estimated future cash flows for asset-backed and mortgage-backed securities, an analysis of the financial health and specific prospects for the issuer, the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition, consideration as to whether the decline in value is due to general changes in interest rates and credit spreads and the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. If an impairment is determined to be other than temporary, a direct write down is recorded as a realized capital loss and a new cost basis for the bond is established.

Common and Preferred Stocks — At December 31, 2008 and 2007, common stocks include $47.5 million, and $73.7 million, respectively, invested in a sponsored series of mutual funds for institutional investors. The December 31, 2008 and 2007 amounts also include $1.9 million invested in an actively managed Mid-Cap Growth equity portfolio and $247.5 million invested in Mid-Cap and Large-Cap equity securities, respectively. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus. Preferred stock is carried at cost.

Losses that are considered to be other than temporary are recognized in net income when incurred. All equity investments are subjected to the Company's quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all common stock issuers not in good standing, as well as common stocks where the fair value is less than 80% of its cost for a continuous six-month period. The Company writes down common stocks that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer and the Company's

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies (Continued)

intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value in the short-term. The Company also considers other qualitative and quantitative factors in its evaluation of other than temporary impairments.

Guaranteed Funds Transferable — Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America. At December 31, 2006, a $1.5 million unrealized loss was recorded as a direct reduction to unassigned surplus. No additional losses were recorded on this investment during 2008 and 2007.

Mortgage Loans — Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. There were no impairment losses incurred during 2008, 2007 and 2006.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $123.4 million $114.9 and $106.3 million at December 31, 2008, 2007 and 2006, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

Policy Loans — Policy loans are stated at the unpaid principal balance of the loan. During 2008, the Company recognized a $1.6 million loss on certain loans where the loan value exceeded the associated collateral on the loans and collection efforts on the unpaid balance of the policy loans were unsuccessful.

Other Assets — Certain other assets, such as net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and are excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $.9 billion at December 31, 2008 and $1.0 billion at December 31, 2007, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates which, during 2008 and 2007, averaged 3.23% and 3.96% respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $4.3 billion and $3.9 billion at December 31, 2008 and 2007, respectively are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $.3 billion at December 31, 2008 and 2007, are accumulated at various guaranteed interest rates, which, during 2008 and 2007 averaged 7.35% and 7.09% respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions, which meet statutory requirements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies (Continued)

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR"), applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued, has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statutory statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the average size of the participant's equity in the Separate Accounts and the level of administrative services provided. In 2008, 2007 and 2006, such charges were equal to approximately .81%, .77%, and .79%, respectively of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statutory statement of operations. Investments held in the Separate Accounts are stated at fair value and are not available to satisfy liabilities of the General Account. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $4.3 billion and $6.6 at December 31, 2008 and 2007, respectively, are subject to discretionary withdrawal at fair value.

Premiums and Annuity Considerations

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies (Continued)

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2007 amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2008 presentation.

2. Investments

Valuation

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2008 and 2007 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		Market
December 31, 2008 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,310.8	$49.1	$20.8	$2,339.1
Commercial mortgage-backed securities	9.9	—	.2	9.7
Other asset-backed securities	22.7	.1	2.7	20.1
Total	$2,343.4	$49.2	$23.7	$2,368.9
U.S. Treasury securities and obligations of U.S.
Government corporations and agencies	391.9	16.8	—	408.7
Obligations of states and political subdivisions	18.7	—	5.8	12.9
Debt securities issued by foreign governments	33.3	4.8	.1	38.0
Corporate securities	3,278.7	35.8	281.9	3,032.6
Total	$6,066.0	$106.6	$311.5	$5,861.1
	Statement	Gross Unrealized		Market
December 31, 2007 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage-and asset-backed securities:
Residential mortgage-backed securities	$2,343.5	$20.0	$17.3	$2,346.2
Commercial mortgage-backed securities	16.3	.4	—	16.7
Other asset-backed securities	22.6	—	.3	22.3
Total	$2,382.4	$20.4	$17.6	$2,385.2
U.S. Treasury securities and obligations of U.S.
Government corporations and agencies	280.4	4.8	.6	284.6
Obligations of states and political subdivisions	17.5	2.8	—	20.3
Debt securities issued by foreign governments	36.7	2.6	—	39.3
Corporate securities	2,844.1	37.3	41.1	2,840.3
Total	$5,561.1	$67.9	$59.3	$5,569.7

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

2. Investments (Continued)

The Company does not have any exposure to subprime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. The Company does have investments in publicly traded bonds and common stock of financial institutions. These financial institutions may have investments with subprime exposure. At December 31, 2008, the book value and market value of the Company's bond investments in financial institutions totaled $211.1 million and $188.8 million, respectively. At December 31, 2007, the book value and market value of the Company's bond investments in financial institutions totaled $257.3 million and $244.8 million, respectively. At December 31, 2007, the book value and market value of the Company's common stock investments in financial institutions that may have exposure to subprime mortgage loans totaled $18.3 million and $14.9 million, respectively. At December 31, 2008, the Company had no investments in common stock of financial institutions.

Short-term fixed maturity securities with a statement value and NAIC market value of $56.0 million and $46.4 million at December 31, 2008 and 2007, respectively, are included in the above tables. At both December 31, 2008 and 2007, the Company had $3.3 million (both par value $3.3 million, respectively) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

Unrealized Gains and Losses

At December 31, 2008, 2007 and 2006, net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

December 31 (in millions)	2008	2007	Change	2007	2006	Change
Equity securities (common and preferred stock)	$(12.8)	$9.7	$(22.5)	$9.7	$24.5	$(14.8)
Bonds and notes	(.6)	—	(.6)	—	—	—
Guaranteed funds transferable	(1.5)	(1.5)	—	(1.5)	(1.5)	—
Net unrealized (depreciation) appreciation	$(14.9)	$8.2	$(23.1)	$8.2	$23.0	$(14.8)

The unrealized depreciation related to the Company's bonds and equity securities increased by $23.1 million and $14.8 million during 2008 and 2007, respectively, as shown above. The net unrealized depreciation of $13.4 million related to bonds and equity securities at December 31, 2008 consists of $.1 million of gross unrealized gains and $13.5 million of gross unrealized losses, of which $1.5 million of the unrealized losses are greater than twelve months old. The net unrealized appreciation of $9.7 million related to equity securities at December 31, 2007 consisted of $32.2 million of gross unrealized gains and $22.5 million of gross unrealized losses, of which $8.6 million of the unrealized losses were greater than 12 months old.

The following is an analysis of the fair values and gross unrealized losses as of December 31, 2008 and 2007, aggregated by fixed maturity category and length of time that the securities were in a continuous unrealized loss position. As shown in the table below, the majority of the gross unrealized losses as of December 31, 2008, related to corporate securities. These unrealized losses arise primarily from a substantial decline in the level of U.S. Treasury interest rates during 2008 and to the significant widening of credit spreads (relative to U.S. Treasury securities) to historical highs during the last six months of 2008 in response to a near collapse of the global credit markets, and are not due to fundamental credit problems that exist with the specific issuers held in this portfolio. Of the $139.6 million of unrealized losses at December 31, 2008, related to bonds that were in a continuous loss position for 12 months or

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

2. Investments (Continued)

greater, approximately $90.0 million of that amount arose during the last six months of the year as credit spreads widened to historical highs and virtually all of the $171.9 million of unrealized losses in a continuous loss position for 12 months or less arose during the last six months of 2008. These unrealized losses are interest related and considered to be temporary given the significant and highly unusual widening of credit spreads and the Company's expectation that it will not need to sell these bonds prior to a recovery in value. The tables that follow exclude $3.5 billion and $3.1 billion at December 31, 2008 and 2007, respectively, of market value of fixed maturity securities in an unrealized gain position.

	Twelve Months or Less			Twelve Months or Greater
	Market Value	Unrealized Losses	Number of Issues	Market Value	Unrealized Losses	Number of Issues
December 31, 2008 ($ in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$111.8	$3.8	21	$205.5	$17.0	14
Commercial mortgage-backed securities	9.7	0.2	2	—	—	—
Other asset-backed securities	8.3	0.4	5	10.5	2.3	4
Total	$129.8	$4.4	28	$216.0	$19.3	18
Obligations of states and political subdivisions	12.8	5.8	4	1.5	—	3
Debt securities issued by foreign governments	2.5	.1	2	—	—	—
Corporate securities	1,271.6	161.6	183	674.6	120.3	62
Total	$1,416.7	$171.9	217	$892.1	$139.6	83
	Twelve Months or Less			Twelve Months or Greater
	Market Value	Unrealized Losses	Number of Issues	Market Value	Unrealized Losses	Number of Issues
December 31, 2007 ($ in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$153.6	$0.4	13	$838.6	$16.9	106
Commercial mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	5.8	—	—	14.8	0.3	4
Total	$159.4	$0.4	13	$853.4	$17.2	110
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	—	—	—	46.1	.6	6
Corporate securities	455.4	14.5	26	927.7	26.6	82
Total	$614.8	$14.9	39	$1,827.2	$44.4	198

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

2. Investments (Continued)

Realized Capital Gains and Losses

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2008, 2007 and 2006 were as follows:

December 31 (in millions)	2008	2007	2006
Bonds and notes	$(40.8)	$—	$.1
Equity securities (common and preferred stock)	(12.9)	22.1	6.6
Policy loans	(1.6)	—	—
Other invested assets	—	—	(3.5)
Net realized capital gains (losses)	$(55.3)	$22.1	$3.2

The $40.8 million of realized capital losses related to bonds and notes shown above consist entirely of other than temporary impairment losses recognized on three bonds that had a book value, prior to these write-downs, of $49.6 million. Such write-downs adjust the book value of these bonds to their current fair value as of December 31, 2008. The issuers of two of these bonds have filed for bankruptcy protection and are pursuing a plan of reorganization. A prolonged recession during 2009 and beyond, future downgrades of issuer credit ratings and other factors could lead to further declines in the fair value of the Company's bond portfolio and further other than temporary impairment losses may be incurred in the future.

The $12.9 million of net realized capital losses related to equity securities includes approximately $5.3 million of net realized capital gains arising from the Company's decision to dispose of virtually all of the General Account's actively managed Large Cap and Mid-Cap equity securities in April 2008, and $5.2 million of net capital losses that were recognized as a result of normal equity portfolio trading activity prior to their sale. Also included in this amount is a $13.0 million other than temporary impairment loss that was recognized during the fourth quarter of 2008 on the General Account's seed money investment in a sponsored mutual fund that invests primarily in the S&P 500 Index. This other than temporary impairment loss had previously been recognized in surplus as an unrealized loss since this equity investment is recorded at market value.

The $22.1 million of realized capital gains in 2007 related to equity securities includes approximately $1.2 million of gain related to the sale of a portion of the General Account's seed money investment in several sponsored mutual funds and $22.7 million of gain related to its actively managed Large Cap and Mid-Cap portfolios. The 2007 net realized capital gain amount for equity securities also includes $1.8 million of other than temporary impairment losses related to the Company's investments in certain Large Cap and Mid-Cap securities and one of its seed money investments in a sponsored mutual fund.

The $6.6 million of realized capital gains in 2006 related to equity securities includes approximately $8.8 million of gain resulting primarily from the sale of that portion of the Company's common stock portfolio that mirrored the S&P 500 index to a portfolio that is now invested in actively managed Large-Cap stocks. The 2006 net realized capital gain amount for equity securities also includes other than temporary impairment losses of $2.2 million, primarily related to the Company's investment in one of the Mutual of America Institutional Funds. The 2006 net loss for other invested assets consists of an other than temporary impairment loss related to a limited partnership investment.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

2. Investments (Continued)

Sales of investments in fixed maturity securities resulted in $.7 million of net gains and $23.3 million and $3.8 million of net losses being accumulated in the IMR in 2008, 2007 and 2006, respectively, as follows:

December 31 (in millions)	2008	2007	2006
Fixed maturity securities
Proceeds	$2,898.7	$1,635.9	$1,148.8
Gross realized gains	6.8	1.9	3.4
Gross realized losses	(6.1)	(25.2)	(7.2)

Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2008, 2007 and 2006, $4.0 million, $6.5 million and $13.3 respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $.1 million, $22.1 and $8.8 million of net gains in 2008, 2007 and 2006, respectively, being recognized in net income as follows:

December 31 (in millions)	2008	2007	2006
Equity securities
Proceeds	$279.2	$267.6	$145.3
Gross realized gains	5.9	26.3	8.9
Gross realized losses	(5.8)	(4.2)	(.1)

Maturities

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2008, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2008 (in millions)	Statement Value	Market Value
Due in one year or less	$400.7	$394.9
Due after one year through five years	2,615.7	2,564.2
Due after five years through 10 years	1,554.8	1,513.1
Due after 10 years	1,494.8	1,388.9
Total	$6,066.0	$5,861.1

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company ("Hancock"), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

3. Guaranteed Funds Transferable (Continued)

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $46.7 million and $51.8 million at December 31, 2008 and 2007, respectively. The actual interest and other allocated investment earnings, related to this contract amounted to $3.0 million, $3.2 million and $28.9 million in 2008, 2007 and 2006, respectively, and are included in net investment income.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $7.3 million and $7.4 million in 2008 and 2007, respectively.

5. Pension Plan and Post-Retirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two nonqualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to nonemployee members of the Board of Directors.

The Company has two defined benefit post-retirement plans covering substantially all salaried employees. Post-retirement benefit plan expense required to be recorded under this plan was zero in both 2008 and 2007. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The post-retirement plans are contributory for those individuals who retire with less than 25 years of eligible service, with retiree contributions adjusted annually, and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs as calculated in the January 1, 2008 and 2007 plan valuations are as follows:

	Pension Benefits			Other Benefits
December 31 (in millions)	2008	2007	2006	2008	2007	2006
Service cost	$11.2	$10.6	$10.0	$1.8	$1.5	$1.4
Interest cost on Projected Benefit Obligation (PBO)	14.6	13.2	12.0	1.2	1.2	2.3
Expected return on plan assets	(20.3)	(20.0)	(19.8)	—	—	—
Prior services costs	—	—	—	(0.1)	(.1)	(.2)
Amortization of unrecognized net loss (gain)	9.3	8.7	9.2	(2.9)	(2.6)	.8
Settlement (gain) loss	—	—	(.3)	—	—	—
Net benefit expense	$14.8	$12.5	$11.1	$—	$—	$4.3

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

5. Pension Plan and Post-Retirement Benefits (Continued)

Included in 2006 pension expense is the recognition of a $.3 million settlement gain, resulting from the level of lump sum benefit payments made related to the non-qualified plan during the year. The changes in the PBO and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2008	2007	2008	2007
Change in PBO
PBO, beginning of year	$239.3	$222.1	$20.6	$40.0
Service cost	11.2	10.6	1.8	1.5
Interest cost	14.6	13.2	1.2	1.2
Plan amendment	4.3	—	—	—
Change in assumptions	(14.6)	0.5	(0.9)	—
Actuarial loss (gain)	4.2	4.3	(0.7)	(20.3)
Benefits and expenses paid	(10.5)	(11.4)	(2.0)	(1.8)
PBO, end of year	$248.5	$239.3	$20.0	$20.6

The actuarial gain reflected in Other Benefits in 2007 reflected a change in the benefit estimate for eligible participants.

	Pension Benefits		Other Benefits
December 31 (in millions)	2008	2007	2008	2007
Change in Plan Assets
Plan assets, beginning of year	$207.8	$209.2	$—	$—
Employer contributions	32.0	—	—	—
Return on plan assets	(53.6)	10.0	—	—
Benefits and expenses paid	(10.5)	(11.4)	—	—
Plan assets, end of year	175.7	207.8	—	—
Plan assets (lower than) PBO	$(72.8)	$(31.5)	$(20.0)	$(20.6)

At December 31, 2008 and 2007, all of the qualified pension plan assets are invested in several of the investment funds offered by the Company's Separate Accounts and at December 31, 2008, the Company's General Account, and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2008 and 2007, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2008	2007	2008	2007
Plan assets (lower than) PBO	$(72.8)	$(31.5)	$(20.0)	$(20.6)
Unrecognized prior service cost	7.3	4.2	(0.5)	(0.5)
Unrecognized net loss from past experience different from that assumed	145.8	90.3	(0.7)	(2.1)
Prepaid (accrued) benefit cost, end of year	$80.3	$63.0	$(21.2)	$(23.2)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

5. Pension Plan and Post-Retirement Benefits (Continued)

The Company funds the qualified noncontributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $135.9 million and $171.3 million at December 31, 2008 and 2007, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $154.3 million and $149.0 million at December 31, 2008 and 2007, respectively. Since the accumulated benefit obligation for the defined benefit pension plans at December 31, 2008, exceeded the fair value of plan assets, the Company recorded an additional minimum liability of $19.5 million as a direct reduction of the Company's surplus.

During 2008, the Company made $27.7 million of contributions to the qualified plan, whereas during 2007, the Company did not make a contribution to the plan. The Company estimates that it will make a contribution of approximately $10.0 million to its defined benefit plans in 2009. Benefits expected to be paid from these plans total $17.1 million in 2009, $12.0 million in 2010, $14.9 million in 2011, $34.8 million in 2012 and $22.0 million in 2013. The aggregate benefits expected to be paid in 2014 through 2018 total approximately $156.2 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2008.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pensions Benefits			Other Benefits
Weighted average assumptions at December 31	2008	2007	2006	2008	2007	2006
Discount rate	6.50%	5.75%	5.75%	6.50%	5.75%	5.75%
Rate of compensation increase	4.00%	4.16%	4.17%	4.00%	4.00%	4.00%
Expected return on plan assets	9.50%	9.50%	9.50%

The weighted average discount rate, compensation rate increase and expected return on plan assets assumptions used to compute the net benefit expense for pension and other benefits were 6.50%, 4.00% and 9.50%, respectively, in 2008, 5.75%, 4.16% and 9.50%, respectively, in 2007 and 5.75%, 4.17% and 9.50%, respectively, in 2006. The Company's overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. The assumption is 8.0% for 2008, 7.5% for 2009, 7.0% for 2010, 6.5% for 2011, 6.0% for 2012, 5.5% for 2013 and 5.0% for 2014 and beyond. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated post-retirement obligation for the plan as of December 31, 2008, by $1.1 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2008 by $.2 million. Benefits expected to be paid from this plan total $2.5 million in 2009, $2.7 million in 2010, $2.8 million in 2011, $3.0 million in 2012 and $3.2 million in 2013. Aggregated benefits expected to be paid in the period 2014 through 2018 total approximately $19.8 million. The

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

5. Pension Plan and Post-Retirement Benefits (Continued)

calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2008.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.4 million, $2.9 million and $2.1 million in 2008, 2007 and 2006, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Prior to 2005, shares were granted each year and generally vested over a three-year period. The value of such shares granted prior to 2005 was based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios. Commencing in 2005, no new shares were issued under this plan and the total value of all outstanding shares under this plan was paid out on March 12, 2008, based upon the level of statutory surplus at December 31, 2007 and totaled approximately $14.8 million. A new plan was started during 2005. Shares under this plan were granted in 2005, 2006, 2007 and 2008 and generally vest over a three-year period. The value of such shares is equal to the number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. Certain additional threshold financial performance measures must also be met in order to receive a payout at the end of the third year. On March 12, 2008 and March 5, 2009, $9.3 million and $.7 million was paid out related to the shares granted in 2005 and 2006, respectively. The total expense incurred related to these plans was $.5 million, $5.5 million and $7.4 million in 2008, 2007 and 2006, respectively.

6. Commitments and Contingencies

Rental expenses approximated $24.3 million, $23.3 million and $24.3 million as of December 31, 2008, 2007 and 2006, respectively. The approximate minimum rental commitments under noncancelable operating leases are as follows: $4.2 million in 2009; $4.0 million in 2010; $3.7 million in 2011; $3.2 million in 2012; $2.8 million in 2013 and $6.5 million in 2014 and beyond. Such leases are principally for leased office space; and certain data processing equipment, furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company's consolidated financial statements.

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's noninsurance subsidiaries file a consolidated income tax return.

Regulation No. 172 requires New York-domiciled insurers to adopt certain deferred income tax accounting principles as their prescribed basis of accounting. These principles require that a deferred tax asset (DTA) or deferred tax liability (DTL) be established for temporary differences between the tax and

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

7. Federal Income Taxes (Continued)

statutory reporting bases of assets and liabilities. The change in Mutual of America's DTAs and DTLs must be recorded as a separate component of gains and losses in surplus. Furthermore, Mutual of America's net DTAs can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

A reconciliation of the income tax expense recognized in the Company's consolidated statutory statements of operations from the amount obtained by applying the statutory tax rate of 35% to net gain (loss) from operations before federal income taxes follows:

	December 31 ($ in millions)
	2008	2007	2006
Net gain (loss) from operations	$1.6	$(15.8)	$14.2
Statutory rate	35%	35%	35%
Tax at statutory rate	(.6)	5.5	(5.0)
IMR amortization	1.4	2.3	4.7
Realized capital losses (gains)	19.4	(7.7)	(1.1)
Net capital gains (losses) deferred in IMR	(.2)	8.1	1.3
			4.6
Change in non-admitted assets	12.9	(4.0)	2.7
Change in Mutual of America's net DTA	(22.5)	(11.2)	(7.8)
Other	(10.3)	8.3	.3
Federal income tax benefit	$.1	$1.3	$(.3)
Effective tax rate	6.25%	8.20%	(2.00)%

The federal income tax benefit of $0.1 million in 2008 and $1.3 million in 2007 and the federal income tax expense of $(.3) million in 2006 result solely from the operating results of the Company's noninsurance subsidiaries.

The components of the net DTA recognized in the Company's statement of financial condition are as follows:

	December 31 ($ in millions)
	2008	2007
Total gross DTAs excluding unrealized (gains) losses	$394.2	$366.1
Total gross DTLs excluding unrealized (gains) losses	(53.2)	(47.6)
Mutual of America's net DTA	341.0	318.5
Tax effect of unrealized (gains) losses	4.7	(3.4)
DTA nonadmitted	(328.8)	(309.0)
Net admitted DTA	16.9	6.1
Noninsurance Subsidiaries	7.7	7.6
Total net DTAs	$24.6	$13.7

As shown above, Mutual of America's net admitted DTA increased by $10.8 million during 2008. The tax effects of temporary differences that give rise to a significant portion of the DTAs and DTLs arise

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

7. Federal Income Taxes (Continued)

from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts and capital gains and losses on investment transactions and non-admitted assets. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As such, no federal income tax provision or benefit was recognized in 2008, 2007 and 2006 for Mutual of America.

At December 31, 2008, the Company had consolidated net operating loss carryforwards of approximately $441.8 million, expiring at various dates between 2012 and 2027, and a capital loss carryforward of approximately $1.2 million expiring in 2013.

During 2007, the Internal Revenue Service (IRS) completed its audit of Mutual of America's 2000 and 2001 federal income tax returns, and presented the Company with a Revenue Agent's Report (RAR) asserting certain adjustments to the Company's taxable income and its net operating loss carryforwards that would result in a tax due for 2000 and 2001. These adjustments would disallow the Company's tax deductions for certain intangible assets and for capital losses related to the sale of a holding company and a partnership interest. In January 2008, the Company filed a protest to the IRS adjustments. In October 2008, the IRS also completed its audits of Mutual of America's 2002, 2003, 2004 and 2005 federal income tax returns and the Company received an RAR asserting certain adjustments to the Company's 2002 through 2005 tax returns, disallowing the deductions for certain intangible assets. The Company responded to this RAR in October 2008 by filing a protest to the IRS adjustments. The Company continues to believe that federal taxes, if any, assessed for all of the years under audit will not have a material effect on its financial position.

8. Fair Value of Financial Instruments

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments were as follows:

December 31, 2008 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$6,010.1	$5,805.2
Common stocks	53.3	53.3
Preferred stocks	7.2	7.2
Cash and short-term investments	89.9	89.9
Guaranteed funds transferable	46.7	37.8
Mortgage loans	2.7	2.8
Policy loans	92.5	92.5
LIABILITIES
Insurance and annuity reserves	$5,704.8	$5,713.7

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

8. Fair Value of Financial Instruments (Continued)

December 31, 2007 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$5,514.7	$5,477.0
Common stocks	325.4	325.4
Preferred stocks	7.2	7.2
Cash and short-term investments	66.1	66.1
Guaranteed funds transferable	51.8	46.2
Mortgage loans	3.1	3.2
Policy loans	102.1	102.1
LIABILITIES
Insurance and annuity reserves	$5,331.5	$5,384.8

Fixed Maturities and Equity Securities — Fair value for fixed maturities is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

Cash and Short-Term Investments — The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Mortgage Loans — Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

Insurance and Annuity Reserves — Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of immediate annuity contracts (approximately $1.0 billion at December 31, 2008 and 2007, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 5.79% and 5.38% were used at December 31, 2008 and 2007, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting"), which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company's financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes; whereas such a reserve is not required under GAAP.

Certain assets, principally net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits, the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year; whereas for GAAP all such assets are recognized regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

Cash and Short-Term Investments

The statement of cash flows are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities. The statutory Statements of Cash Flows include changes in cash and short-term investments and also certain noncash-related changes.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

Mutual of America Separate Account No. 2

Independent Registered Public Accounting Firm’s Report

Financial Statements for Years Ended December 31, 2008 and 2007

Mutual of America Life Insurance Company

Independent Registered Public Accounting Firm’s Report

Financial Statements for Years Ended December 31, 2008, 2007 and 2006

(b)	Exhibits

(1)	Copy of the resolution of the depositor establishing the registrant. (1)

(2)	Not Applicable.

(3)	Copy of Underwriting and Administration Agreement between Mutual of America Life Insurance Company and Mutual of America Separate Account No. 2, dated June 15, 1984. (1)

(4)	Form of Public Employee Deferred Compensation Group Annuity Contract. (3)

(5)	Form of Application for Group Annuity Contract. (3)

(6)	Bylaws of Mutual of America Life Insurance Company. (1)

(7)	Not Applicable.

(8) (a)(i)	Amended and Restated Participation Agreement between Scudder Variable Life Investment Fund and Mutual of America Life Insurance Company, dated March 15, 1985. (4)

(a)(ii)

Amendment to Amended and Restated Participation Agreements between Scudder Variable Life Investment Fund (now known as “DWS Variable Series I”) and Mutual of America Life Insurance Company and the American Life Insurance Company of New York, dated as of April 12, 2007. (1)

(b)(i)	Fund Participation Agreement Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated December 30, 1988. (1)

(b)(ii)

Amendment No. 1 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated as of May 1, 1989. (1)

(b)(iii)

Amendment No. 2 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 3, 2000. (1)

(b)(iv)

Amendment No. 3 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 2, 2002. (1)

(b)(v)

Amendment to the Fund Participation Agreements between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of December 22, 2004. (1)

(c)(i)

Participation Agreement among the Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of April 29, 2005. (5)

(c)(ii)

Amendment to Participation Agreement between Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of March 29, 2007. (1)

(d)	Shared Funding Agreement for Separate Accounts with Calvert Distributors, Inc., dated as of February 28, 2001. (4)

(e)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Mutual of America Life Insurance Company, dated as of April 29, 2005. (5)

(f)	Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Mutual of America Life Insurance Company, dated as of April 29, 2005. (5)

(9)	Opinion and consent of counsel as to the legality of the securities being registered. (2)

(10)	Consent of KPMG, LLP. (7)

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Powers of Attorney. (6)

(1)

Filed with Post-Effective Amendment No. 32 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 30, 2007. As incorporated herein by reference.

(2)

Filed with Post-Effective Amendment No. 31 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 30, 2007. As incorporated herein by reference.

(3)	Filed with Post-Effective Amendment No. 32 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on May 1, 2007. As incorporated herein by reference.

(4)

Filed with Post-Effective Amendment No. 23 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 19, 2001. As incorporated herein by reference.

(5)

Filed with Post-Effective Amendment No. 29 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 29, 2005. As incorporated herein by reference.

(6)

Filed with Post-Effective Amendment No. 33 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 30, 2008. As incorporated herein by reference.

(7)	Filed herewith (File No. 033-05609).

Item 25. Directors and Officers of the Depositor

Positions and Offices
Name and Principal Business Address*	With Depositor
Thomas J. Moran	Chairman of the Board, President and Chief Executive Officer

Manfred Altstadt	Director, Chief Operating Officer
Clifford L. Alexander, Jr.	Director
Kimberly A. Casiano	Director
Roselyn P. Epps, M.D.	Director
Earle H. Harbison, Jr.	Director
Maurine Haver	Director
Frances R. Hesselbein	Director
William T. Knowles	Director
LaSalle D. Leffall, Jr., M.D.	Director
Senator Connie Mack	Director
Robert J. McGuire	Director
Roger Porter	Director
Peter J. Powers	Director
General Dennis J. Reimer	Director
Elie Wiesel	Director

Officers-Directors

Name and Principal Business Address*	Positions and Offices With Depositor
Thomas J. Moran	Chairman, President and Chief Executive Officer
Manfred Altstadt	Chief Operating Officer
Diane M. Aramony	Executive Vice President, Corporate Secretary and Assistant to the Chairman
Meyer Baruch	Senior Vice President, State Compliance and Government Regulations
Nicholas A. Branchina	Senior Vice President, Budget and Cost Accounting
Maria L. Brophy	Senior Vice President, Accounting and Financial Systems
Jeremy J. Brown	Executive Vice President and Chief Actuary

Katherine Cannizzaro	Senior Vice President, Claims
Anne Marie Carroll	Senior Vice President and Associate General Counsel
Sean Carroll	Senior Vice President, Facilities Management
William S. Conway	Senior Executive Vice President and Chief Marketing Officer
John S. Corrigan	Senior Vice President, Internal Audit
Barbara Crane	Senior Vice President, Strategic Communications
Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services
James E. Flynn	Senior Vice President, Public Relations
Michael Gallagher	Senior Vice President, Direct Response and Technical Communications
1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598
Harold J. Gannon	Senior Vice President, Corporate Tax

Other Officers

Name and Principal Business Address*	Positions and Offices With Depositor
Gordon Gaspard	Senior Vice President, Key Client Relations
Robert Giaquinto,	Executive Vice President, MIS Operations
1150 Broken Sound Parkway NW,
Boca Raton, FL 33487-3598
Thomas E. Gilliam	Executive Vice President and Assistant to the President and Chief Executive Officer
John R. Greed	Senior Executive Vice President and Chief Financial Officer
Jared Gutman	Executive Vice President, Administrative Technical Services
Thomas A. Harwood	Senior Vice President, Corporate Communications
Sandra Hersko	Senior Vice President, Technical Administration
Edward J. T. Kenney	Executive Vice President, External Affairs
Gregory A. Kleva, Jr.	Executive Vice President and Deputy General Counsel
Robert Kordecki	Senior Vice President, Key Client Relations
Nicole Lanni	Senior Vice President, Technical Services
Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services
Kathryn Lu	Senior Vice President and Chief Compliance Officer
Thomas L. Martin	Executive Vice President and Deputy General Counsel
JoAnn McGrane	Senior Vice President, Home Office Administration
James McCutcheon	Senior Vice President and Associate General Counsel
Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life Disability Claims
George L. Medlin	Executive Vice President and Treasurer
Christopher Miseo	Senior Vice President and Director of Accounting and Financial Reporting
Lynn N. Nadler	Senior Vice President, Training
1150 Broken Sound Parkway NW,
Boca Raton, FL 33487-3598
Roger F. Napoleon	Senior Vice President and Associate General Counsel
Peter Nicklin	Senior Vice President, Special Projects, and Assistant to the Chief Information Officer
Paul O’Hara	Senior Vice President, Competition and Research
James C. Peterson	Senior Vice President, Leadership Development
William Rose	Executive Vice President, Sales Operations

James J. Roth	Executive Vice President and General Counsel

Scott H. Rothstein	Executive Vice President and Deputy General Counsel
Dennis J. Routledge	Senior Vice President, LAN/Telecommunications
Robert W. Ruane	Senior Vice President, Corporate Communications and Direct Response
Myron Schlanger	Senior Vice President and Associate Treasurer
William G. Shannon	Senior Vice President, Financial Advisory Services
Walter W. Siegel	Senior Vice President and Actuary
Joan M. Squires	Executive Vice President and Chief Information Officer
Anne M. Stanard,	Senior Vice President, Human Resources
1150 Broken Sound Parkway NW,
Boca Raton, FL 33487-3598
John Terwilliger	Senior Vice President, Facilities Management
1150 Broken Sound Parkway NW,
Boca Raton, FL 33487-3598
Eldon Wonacott,	Senior Vice President, Strategic Marketing and Corporate Communications
1150 Broken Sound Parkway NW,
Boca Raton, FL 33487-3598

* The business address of all officers is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted. The business address of all directors is c/o Mutual of America, 320 Park Avenue, New York, New York 10022-6839.

Item 26. Persons Controlled By or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Mutual of America Life Insurance Company (“Mutual of America”) under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Mutual of America.

As a New York mutual life insurance company, no person has the direct or indirect power to control Mutual of America except by virtue of a person’s capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders’ votes are taken. Mutual of America wholly owns the following companies:

•          Mutual of America Holding Company, Inc., a Delaware corporation (see below), and

•          Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns the following companies:

•                             Mutual of America Securities Corporation, a Delaware corporation, and

•                             Mutual of America Capital Management Corporation, a Delaware corporation.

Mutual of America’s consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Mutual of America currently owns a significant amount, but less than a majority, of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 27. Number of Holders of Securities

As of March 31, 2009, there were 317,991 owners in Separate Account No. 2, 153,163 of whom were attributable to Contracts registered under SEC File No. 2-90201; 161,174 of whom were attributable to Contracts registered under SEC File No. 33-11023; and 3,654 of whom were attributable to Contracts registered under SEC File No. 33-5609, all of which are qualified.

Item 28. Indemnification

Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director’s acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a “person”) against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by Chubb, with excess coverage by CNA, The Hartford, and Chubb, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $10 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. The deductible for life insurance company fiduciary liability coverage (errors and omissions) is $1,000,000 for the entity.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)                     Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 2 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of Wilton Reassurance Life Company of New York, formerly known as The American Life Insurance Company of New York.

(b)                    The name, business address and position of each senior officer and director of Mutual of America are listed in Item 25 above.

(c)                     The principal underwriter receives no compensation or commissions from the registrant for its services in distributing the variable insurance contracts.

Item 30. Location of Accounts and Records.

Registrant’s books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America’s Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the   requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 30th day of April, 2009.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2 (REGISTRANT)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/S/ MANFRED ALTSTADT
Manfred Altstadt
Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2009.

Signatures	Title

*	Chairman of the Board, President and Chief Executive Officer; Director (Principal Executive Officer)
Thomas J. Moran

/S/ MANFRED ALTSTADT
Manfred Altstadt	Chief Operating Officer

*
Clifford L. Alexander, Jr.	Director; Director

*
Kimberly A. Casiano	Director

*
Roselyn P. Epps, M.D.	Director

*
Earle H. Harbison, Jr.	Director

*
Maurine Haver	Director

*
Frances R. Hesselbein	Director

*
William T. Knowles	Director

*
Lasalle D. Leffall, Jr., M.D.	Director

*
Connie Mack, III	Director

*
Roger Porter	Director

*
Robert J. McGuire	Director

*
Peter J. Powers	Director

*
Dennis J. Reimer	Director

*
Elie Wiesel

*By:	/s/ MANFRED ALTSTADT
Manfred Altstadt
Attorney-in-Fact

List of Exhibits

EX. 99(10)  Consent of KPMG, LLP